UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22310

ETF Managers Trust
(Exact name of registrant as specified in charter)

30 Maple Street, Suite 2
Summit, NJ 07901
 (Address of principal executive offices)

U.S. Bank Global Fund Services
811 E Wisconsin Ave
Milwaukee, WI 53202
(Name and address of agent for service)

(908)-897-0518
Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a)	Annual Report

Annual Report

September 30, 2021

ETFMG Prime Junior Silver Miners ETF

SILJ

ETFMG Prime 2x Daily Junior Silver

Miners ETF

SILX

ETFMG Prime 2x Daily Inverse Junior

Silver Miners ETF

SINV

The funds are series of ETF Managers Trust.

ETFMG™ ETFs

September 30, 2021

1

ETFMG™ ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs.

Performance Overview

During the 12- month period ended September 30, 2021, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned 28.9%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned 30.3%. The first half to period showed strong returns with the market rallying on the US Election results and positive earnings news in the fourth quarter 2020 and first quarter 2021. It appeared that the economy was on its way to reopening and the pandemic was starting to come under control.

The second quarter of 2021 changed this narrative. An increase in COVID-19 infection rates from the Delta Variant, growing inflation concerns, supply shortages and concerns over the collapse of China’s Evergrande Group, the world’s most indebted real-estate firm, and gridlock in Washington D.C. threating a government shutdown in the US created uncertainty in the market and caused a brief sell-off. As the uncertainty from the second quarters events came to pass, equities were rewarded and continued to rally through the end of the period. Below is a performance overview for each Fund for the same 12-month period, except as noted otherwise.

ETFMG Prime Junior Silver ETF (SILJ) Performance Review

The following information pertains to the fiscal period from October 1, 2020 to September 30, 2021.

SILJ seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Prime Junior Silver Miners & Explorers Index (the “Index”). The Index is designed to measure the performance of small capitalization companies engaged in silver mining and exploration that have satisfied the Index eligibility requirements.

Over the period, the total return for SILJ was -13.06%, while the total return for the Index was - 13.03%. The best performers held by SILJ, on the basis of contribution to return were Hecla Mining Co., Turquoise Hill Resources Ltd., Capstone Mining Corp., Aya Gold & Silver Inc. and First Majestic Silver Corp., while the worst performers held by SILJ on the basis of contribution to return were Pan American Silver Corp., Yamana Gold Inc., Silvercorp Metals Inc., Cia De Minas Buenaventur-Adr and Harmony Gold Mng-Spon Adr.

During the reporting period, SILJ saw an average approximate allocation of 99.3% to Metals and Mining and the remaining 0.7% to other. SILJ was, exposed predominately to Canada 70.6%, followed by the United States 13.2% and Peru 6.2%.

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ETFMG™ ETFs

ETFMG Prime 2x Daily Junior Silver Miners ETF (SILX); and

ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF (SINV) Operational Review

The discussion below relates to the performance of SILX and SINV (the “ETFs”) for the period from the ETFs’ inception, June 15, 2021 to each ETF’s fiscal year-end of September 30, 2021. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 200% or -200% of the performance of the Index.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of the Index for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the Index performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

SILX attempts to provide investment results that correlate to 200% of the return of the Index, meaning SILX attempts to move in the same direction as the Index. SINV attempts to provide investment results that correlate to -200% of the return of a benchmark, meaning that SINV attempts to move in the opposite, or inverse, direction of the Index.

In seeking to achieve each ETF’s daily investment results, ETF Managers Group LLC (the “Adviser”) relies upon quantitative analysis to generate orders resulting in repositioning each ETF’s investments in accordance with its daily investment objective. Using this approach, the Adviser determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with the ETF’s objective. As a consequence, if the ETF is performing as designed, the return of the Index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions. Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. The Adviser uses these types of investments to produce economically “leveraged” investment results. Leveraging allows the Adviser to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of the Index, a comparison of the return of the ETF to the Index does not provide an indication of whether the ETF has met its investment objective. To determine if an ETF has met its daily investment goals, the Adviser performs quantitative analysis seeking to determine the expected performance of each ETF as compared to Index. The quantitative analysis includes predictive models as well as stress-testing and back-testing.

Factors Affecting Performance of the ETFs:

Leverage – Each ETF seeks daily investment results (before fees and expenses) of 200% or -200% of the performance of the Index. The use of leverage magnifies an ETF’s gains or losses and increases the investment’s risk and volatility.

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Index Performance – The daily performance of Index, and the factors and market conditions implicitly affecting the Index, are the primary factors driving ETF performance. Given the daily goals, the daily Index returns are most important. The market conditions that affected the Index during the past year are described in the Performance Overview section.

Volatility and Compounding – The goal of the ETFs is to provide the specified multiple of the daily return of the Index. Over periods longer than a single day, an ETF should not be expected to provide the multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF’s daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF’s performance while trending, low volatility markets enhance an ETF’s performance.

Cost of Financing – In order to attain leveraged or inverse leveraged exposure, an ETF receives [LIBOR] plus or minus a spread as applied to the borrowed portion of the ETF’s exposure. The spread varies by ETF and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. An increase in interest rates which effects the cost of financing will further impact an ETF’s performance and ability to track the Index.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF’s prospectus and may be higher than many traditional index funds’ fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF’s use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

ETFMG Prime 2x Daily Junior Silver Miners ETF (SILX); and

ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF (SINV) Performance Review

The following information pertains to the period from the Fund’s inception, June 15, 2021 to its fiscal year-end of September 30, 2021.

ETFMG Prime 2x Daily Junior Silver Miners ETF (SILX)

SILX seeks to provide daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Index for a single day, not for any other period.

Over the reporting period, the Index had a total return of -30.51% and a volatility of 36.3%. Given the daily investment objectives of SILX and the path dependency of returns for longer periods, the return of the Index for the reporting period alone should not generate expectations of SILX performance for the same period. SILX returned -53.98% for the reporting period and a volatility of 73.4%. For the reporting period SILX had an average daily volume of 4,021 shares and an average daily statistical correlation of 99.0% to the return of the Index.

ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF (SINV)

SINV seeks to provide investment results that, before fees and expenses, correspond to two times the inverse (-2x) (or opposite) of the return of the Index for a single day, not for any other period. Over the reporting period the Index had a total return of -30.51% and a volatility of 36.3%. Given the daily investment objectives of SINV and the path dependency of returns for longer periods, the return of the Index for the reporting period alone should not generate expectations of SINV performance for the same period. SINV returned 71.23% and a volatility of 72.9%. For the reporting period SINV had an average daily volume of 432 shares and an average daily statistical correlation of over -98.9% to the return of the Index.

Swap Agreements:

During the reporting period, the ETFs invested in swap agreements in order to gain the desired exposure to the Index. These derivatives generally tracked the performance of SILJ and the ETFs were generally negatively impacted from financing rates associated with their use. The ETFs entered into swap agreements with counterparties that the Adviser determined to be major, global financial institutions.

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If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the ETF may decline. The ETFs have sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the ETFs, marked to market daily, in an amount approximately equal to the amount the counterparty owed the ETF, subject to certain minimum thresholds objective.

You can find further details about SILJ, SINV and SILX by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

5

 ETFMG Prime Junior Silver Miners ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2021	1 Year Return	5 Year Return	Since Inception (11/28/12)	Value of $10,000 (9/30/2021)
ETFMG Prime Junior Silver Miners ETF (NAV)	-13.06%	-4.39%	-4.96%	$6,377
ETFMG Prime Junior Silver Miners ETF (Market)	-13.34%	-4.38%	-4.99%	$6,359
S&P 500 Index	30.00%	16.90%	15.74%	$36,409
Prime Junior Silver Miners & Explorers Index*	-13.03%	-3.71%	-4.08%	$6,919

* The Fund’s benchmark before 8/1/17 was the ISE Junior Silver (Small Cap Miners/Explorers) Index. On 8/1/17, the Fund’s benchmark became the Prime Junior Silver Miners & Explorers Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 28, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sale of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

6

ETFMG Prime Junior Silver Miners ETF

Top Ten Holdings as of September 30, 2021 (Unaudited)*
	Security	% of Total Investments
1	First Majestic Silver Corp.	13.29%
2	Pan American Silver Corp.	9.83%
3	Yamana Gold, Inc.	7.83%
4	MAG Silver Corp.	6.35%
5	SSR Mining, Inc.	5.40%
6	Hecla Mining Co.	4.22%
7	Turquoise Hill Resources, Ltd.	4.18%
8	SilverCrest Metals, Inc.	4.00%
9	Gatos Silver, Inc.	3.19%
10	Endeavour Silver Corp.	2.81%

Top Ten Holdings = 61.10% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

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 ETFMG Prime 2x Daily Junior Silver Miners ETF

Growth of $10,000 (Unaudited)

Average Cumulative Returns Period Ended September 30, 2021	Since Inception (6/15/2021)	Value of $10,000 (9/30/2021)
ETFMG Prime 2x Daily Junior Silver Miners ETF (NAV)	-53.98%	$4,602
ETFMG Prime 2x Daily Junior Silver Miners ETF (Market)	-53.72%	$4,628
S&P 500 Index	1.82%	$10,182
Prime Junior Silver Miners & Explorers Index	-30.51%	$6,949

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on June 15, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

8

 ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF

Growth of $10,000 (Unaudited)

Average Cumulative Returns Period Ended September 30, 2021	Since Inception (6/15/2021)	Value of $10,000 (9/30/2021)
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF (NAV)	71.23%	$17,123
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF (Market)	71.23%	$17,123
S&P 500 Index	1.82%	$10,182
Prime Junior Silver Miners & Explorers Index	-30.51%	$6,949

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on June 15, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

9

ETFMG™ ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

SILJ

The ETFMG Prime Junior Silver Miners ETF (the “Fund” or the “Junior Silver ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).

Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual issuer volatility than a diversified fund. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund. Investments in small capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The ETFMG Prime Junior Silver Miners ETF is subject to risks associated with the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the company’s operation. Several foreign countries have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be renationalized. The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Junior Silver Miners & Explorers Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Junior Silver Miners & Explorers Index. IOPV or indicative optimized portfolio value is an estimated intraday fair value of one share of an ETF determined by the last trade price of the fund’s underlying securities.

The Prime Junior Silver Miners & Explorers Index is designed to provide a benchmark for investors interested in tracking public, small-cap companies that are active in silver mining exploration and production industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The Index generally is comprised of 25-35 securities. An investment cannot be made directly in an index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

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ETFMG™ ETFs

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG Financial LLC is not affiliated with Prime Indexes.

SILX

Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual issuer volatility than a diversified fund. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund. Investments in small capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The ETFMG Prime Junior Silver Miners ETF is subject to risks associated with the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile. Several foreign countries have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be renationalized. The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Junior Silver Miners & Explorers Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Junior Silver Miners & Explorers Index. IOPV or indicative optimized portfolio value is an estimated intraday fair value of one share of an ETF determined by the last trade price of the fund’s underlying securities.

Investing in an ETFMG 2x Daily Inverse Leveraged ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The ETFMG 2x Daily Leveraged ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment.

The use of derivatives such as swaps are subject to additional risks that may cause prices to fluctuate over time and include the effects of compounding, market volatility, leverage risk, aggressive investment techniques risk, counterparty risk, and intra- day investment risk. Please see the summary and full prospectuses for a more complete description of these and other risks of investing in the Fund.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

11

ETFMG™ ETFs

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is a recently organized, diversified management investment company with limited operating history. ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

SINV

Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual issuer volatility than a diversified fund. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund. Investments in small capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The ETFMG Prime Junior Silver Miners ETF is subject to risks associated with the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile. Several foreign countries have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be renationalized. The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Junior Silver Miners & Explorers Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Junior Silver Miners & Explorers Index. IOPV or indicative optimized portfolio value is an estimated intraday fair value of one share of an ETF determined by the last trade price of the fund’s underlying securities.

Investing in an ETFMG 2x Daily Inverse Leveraged ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The ETFMG 2x Daily Leveraged ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment.

The use of derivatives such as swaps are subject to additional risks that may cause prices to fluctuate over time and include the effects of compounding, market volatility, leverage risk, aggressive investment techniques risk, counterparty risk, and intra-day investment risk. Please see the summary and full prospectuses for a more complete description of these and other risks of investing in the Fund.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

12

ETFMG™ ETFs

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is a recently organized, diversified management investment company with limited operating history. ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

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ETFMG™ ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2021 (Unaudited)

			ETFMG
		ETFMG	Prime 2x
	ETFMG	Prime 2x	Daily Inverse
	Prime Junior	Daily Junior	Junior Silver
	Silver Miners	Silver Miners	Miners
	ETF	ETF	ETF
As a percent of Net Assets:
Australia	0.2%	—%	—%
Canada	81.0	—	—
Luxembourg	0.7	—	—
Peru	2.5	—	—
South Africa	2.6
United Kingdom	1.4	—	—
United States	10.8	—	—
Total Return Swap	—	100.0	100.0
Short-Term and other Net Assets (Liabilities)	0.8	—	—
	100.0%	100.0%	100.0%
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ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

September 30, 2021

	Shares	Value
COMMON STOCKS - 99.2%
Australia - 0.2%
Metals & Mining - 0.2% (c)
Kingsgate Consolidated, Ltd. (a)	1,259,397	$1,438,562

Canada - 81.0%
Metals & Mining - 81.0% (c)
Alexco Resource Corp. (a)	4,343,597	6,515,395
Americas Gold & Silver Corp. (a)	2,552,708	2,035,556
Ascot Resources, Ltd. (a)	2,131,301	1,750,002
Aya Gold & Silver, Inc. (a)	2,761,745	16,985,626
Bear Creek Mining Corp. (a)(e)	2,131,519	1,767,010
Benchmark Metals, Inc. (a)	1,490,457	1,247,343
Canada Silver Cobalt Works, Inc. (a)	1,275,253	241,640
Capstone Mining Corp. (a)	4,081,427	15,886,180
Discovery Silver Corp. NPV (a)	5,544,822	5,384,597
Dolly Varden Silver Corp. (a)	2,299,298	807,822
Dundee Precious Metals, Inc.	1,974,757	11,880,348
Eldorado Gold Corp. (a)	1,892,669	14,644,052
Endeavour Silver Corp. (a)	4,992,545	20,419,509
Excellon Resources, Inc. (a)	545,897	706,830
First Majestic Silver Corp.	8,560,077	96,728,870
Fortuna Silver Mines, Inc. (a)	2,991,755	11,762,940
GoGold Resources, Inc. (a)(f)	7,964,602	17,418,244
Gran Colombia Gold Corp.	992,972	3,747,360
Great Panther Mining, Ltd. (a)	3,533,678	1,625,492
Hudbay Minerals, Inc.	2,685,920	16,752,541
Kootenay Silver, Inc. (a)(f)	5,733,418	769,526
Liberty Gold Corp. (a)	2,787,241	1,958,507
MAG Silver Corp. (a)(f)	2,853,645	46,208,952
Mandalay Resources Corp. (a)(e)	533,877	805,073
Metalla Royalty & Streaming, Ltd. (a)	446,529	3,056,534
Minaurum Gold, Inc. (a)	2,463,990	525,247
Minco Silver Corp. (a)(e)	1,626,980	481,697
Mirasol Resources, Ltd. (a)	378,442	107,563
New Gold, Inc. (a)(f)	7,617,763	8,059,215
New Pacific Metals Corp. (a)	1,564,811	5,201,211
Orla Mining, Ltd. (a)	2,429,963	8,019,300
Pan American Silver Corp.	3,073,610	71,562,260
Sabina Gold & Silver Corp. (a)	3,526,951	4,065,489
Seabridge Gold, Inc. (a)	789,718	12,164,376
Sierra Metals, Inc. (a)	894,163	1,609,578
Silvercorp Metals, Inc.	5,112,172	19,494,545
SilverCrest Metals, Inc. (a)	4,168,835	29,128,525
Sombrero Resources, Inc. (a)(b)	585,867	128,601
SSR Mining, Inc.	2,699,451	39,257,767
Trevali Mining Corp. (a)	9,713,703	1,342,095

The accompanying notes are an integral part of these financial statements.

15

ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Turquoise Hill Resources, Ltd. (a)	2,056,803	$30,415,222
Yamana Gold, Inc.	14,391,420	56,990,023
Total Metals & Mining		589,658,663

Luxembourg - 0.7%
Metals & Mining - 0.7% (c)
Nexa Resources SA	685,856	5,212,506

Peru - 2.5%
Metals & Mining - 2.5% (c)
Cia de Minas Buenaventura SAA - ADR (a)	2,711,210	18,327,779

South Africa - 2.6%
Metals & Mining - 2.6% (c)
Harmony Gold Mining Co., Ltd. - ADR	6,063,832	19,101,071

United Kingdom - 1.4%
Metals & Mining - 1.4% (c)
Hochschild Mining PLC	5,544,178	9,935,401

United States - 10.8%
Metals & Mining - 10.8% (c)
Coeur Mining, Inc. (a)	2,671,075	16,480,533
Gatos Silver, Inc. (a)	1,994,746	23,198,896
Gold Resource Corp.	774,304	1,215,657
Golden Minerals Co. (a)	4,704,330	2,031,800
Hecla Mining Co.	5,585,302	30,719,161
McEwen Mining, Inc. (a)	4,742,931	4,932,648
Total Metals & Mining		78,578,695
TOTAL COMMON STOCKS (Cost $871,161,881)		722,252,677

SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
First American Government Obligations Fund - Class X, 0.03% (d)	5,415,183	5,415,183
TOTAL SHORT-TERM INVESTMENTS (Cost $5,415,183)		5,415,183

Total Investments (Cost $876,577,064) - 100.0%		727,667,860
Other Assets in Excess of Liabilities - 0.0% (g)		319,209
TOTAL NET ASSETS - 100.0%		$727,987,069

The accompanying notes are an integral part of these financial statements.

16

ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

September 30, 2021 (Continued)

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Value determined based on estimated fair value. The value of this security totals $128,601, which represents 0.00% of total net assets. Classified as Level 3 in the fair value hierarchy. Please refer to Note 2 of the Notes to Financial Statements.
(c)	As of September 30, 2021, the Fund had a significant portion of its assets invested in the Metals & Mining Industry.
(d)	The rate quoted is the annualized seven-day yield at September 30, 2021.
(e)	These securities have been deemed illiquid according to the Fund's liquidity guidelines. The value of these securities total $3,053,780, which represents 0.4% of total net assets.
(f)	Affiliated security. Please refer to Note 8 of the Notes to Financial Statements.
(g)	Value less than 0.05%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

17

ETFMG™ ETFs

ETFMG Prime 2x Daily Junior Silver Miners ETF

Schedule of Total Return Swaps

September 30, 2021

Fund
	Pays/Receives				Upfront		Unrealized
Reference	Reference		Payment	Financing	Premiums	Notional	Appreciation
Entity	Entity	Counterparty	Frequency	Rate	Paid/Received	Amount	(Depreciation)
ETFMG Prime Junior Silver Miners ETF Swap	Receives	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 0.25%	$—	$991,934	$—

The accompanying notes are an integral part of these financial statements.

18

ETFMG™ ETFs

ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF

Schedule of Total Return Swaps

September 30, 2021

Fund
	Pays/Receives				Upfront		Unrealized
Reference	Reference		Payment	Financing	Premiums	Notional	Appreciation
Entity	Entity	Counterparty	Frequency	Rate	Paid/Received	Amount	(Depreciation)
ETFMG Prime Junior Silver Miners ETF Swap	Pays	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index - 0.69%	$—	$(1,644,483)	$—

The accompanying notes are an integral part of these financial statements.

19

ETFMG™ ETFs

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2021

			ETFMG
		ETFMG	Prime 2x
	ETFMG	Prime 2x	Daily Inverse
	Prime Junior	Daily Junior	Junior
	Silver Miners	Silver Miners	Silver Miners
	ETF	ETF	ETF
ASSETS
Investments in unaffiliated securities, at value*	$655,211,923	$—	$—
Investments in affiliated securities, at value*	72,455,937	—	—
Foreign currency*	2,107	—	—
Cash	—	192,289	256,248
Deposits at Broker for total return swap contracts	—	448,450	428,000
Receivable for open swap contracts	—	—	172,128
Receivables:
Dividends and interest receivable	413,982	—	—
Receivable for investments sold	495,588	—	—
Total assets	728,579,537	640,739	856,376

LIABILITIES
Payable for open swap contracts	—	134,206	—
Payables:
Management fees payable	449,158	389	588
Payable for investments purchased	143,310	—	—
Total liabilities	592,468	134,595	588
Net Assets	$727,987,069	$506,144	$855,788

NET ASSETS CONSIST OF:
Paid-in Capital	$992,914,450	$663,984	$233,795
Total Distributable Earnings (Accumulated Losses)	(264,927,381)	(157,840)	621,993
Net Assets	$727,987,069	$506,144	$855,788

*Identified Cost:

Investments in unaffiliated securities	$798,430,842	$—	$—
Investments in affiliated securities	78,146,222	—	—
Foreign currency	2,347	—	—

Shares Outstanding^	61,600,000	110,000	50,000

Net Asset Value, Offering and Redemption Price per Share	$11.82	$4.60	$17.12

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

20

ETFMG™ ETFs

STATEMENTS OF OPERATIONS

For the Period/Year ended September 30, 2021

			ETFMG
		ETFMG	Prime 2x
	ETFMG	Prime 2x	Daily Inverse
	Prime Junior	Daily Junior	Junior
	Silver Miners	Silver Miners	Silver Miners
	ETF	ETF[1]	ETF[1]
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $552,243, $-, $-)	$4,462,911	$—	$—
Interest	836	132	1,374
Total Investment Income	4,463,747	132	1,374

Expenses:
Management fees	5,177,552	1,790	2,889
Total Expenses	5,177,552	1,790	2,889
Net Investment Loss	(713,805)	(1,658)	(1,515)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAP CONTRACTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(55,296,377)	—	—
Affiliated Investments	(5,518,709)	—	—
In-Kind redemptions	65,323,824	—	—
Foreign currency and foreign currency translation	188,828	—	—
Swap contracts	—	(546,722)	623,508
Net Realized Gain (Loss) on Investments, Swap Contracts and In-Kind redemptions	4,697,566	(546,722)	623,508
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	(193,269,318)	—	—
Affiliated Investments	(10,939,310)	—	—
Foreign currency and foreign currency translation	3,411	—	—
Net change in Unrealized Appreciation (Depreciation) on Investments and Swap Contracts	(204,205,217)	—	—
Net Realized and Unrealized Gain (Loss) on Investments and Swap Contracts	(199,507,651)	(546,722)	623,508
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(200,221,456)	$(548,380)	$621,993

The accompanying notes are an integral part of these financial statements.

21

ETFMG Prime Junior Silver Miners ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
OPERATIONS
Net investment loss	$(713,805)	$(940,100)
Net realized gain on investments, in-kind redemptions and foreign currency and foreign currency translation	4,697,566	11,084,085
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	(204,205,217)	60,060,330
Net increase (decrease) in net assets resulting from operations	(200,221,456)	70,204,315

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(7,160,000)	(1,980,500)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	527,049,120	239,976,195
Transaction Fees (See Note 1)	822	—
Net increase in net assets from capital share transactions	527,049,942	239,976,195
Total increase in net assets	319,668,486	308,200,010

NET ASSETS
Beginning of Year	408,318,583	100,118,573
End of Year	$727,987,069	$408,318,583

Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	43,950,000	$706,233,470	26,050,000	$330,230,225
Transaction Fees (See Note 1)	—	822	—	—
Shares Redeemed	(11,950,000)	(179,184,350)	(7,050,000)	(90,254,030)
Net Transactions in Fund Shares	32,000,000	$527,049,942	19,000,000	$239,976,195
Beginning Shares	29,600,000		10,600,000
Ending Shares	61,600,000		29,600,000

The accompanying notes are an integral part of these financial statements.

22

ETFMG Prime 2x Daily Junior Silver Miners ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
2021[1]
OPERATIONS
Net investment loss	$(1,658)
Net realized loss on swap contracts	(546,722)
Net change in unrealized depreciation on swap contracts	—
Net decrease in net assets resulting from operations	(548,380)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets from capital share transactions	1,054,524
Total increase in net assets	506,144

NET ASSETS
Beginning of Period	—
End of Period	$506,144

Summary of share transactions is as follows:

	Period Ended
	September 30, 2021[1]
	Shares	Amount
Shares Sold	160,000	$1,345,424
Shares Redeemed	(50,000)	(290,900)
Net Transactions in Fund Shares	110,000	$1,054,524
Beginning Shares	—
Ending Shares	110,000

[1]	The Fund commenced operations on June 15, 2021.

The accompanying notes are an integral part of these financial statements.

23

ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
2021[1]
OPERATIONS
Net investment loss	$(1,515)
Net realized gain on swap contracts	623,508
Net change in unrealized depreciation on swap contracts	—
Net increase in net assets resulting from operations	621,993

CAPITAL SHARE TRANSACTIONS
Net increase in net assets from capital share transactions	233,795
Total increase in net assets	855,788

NET ASSETS
Beginning of Period	—
End of Period	$855,788

Summary of share transactions is as follows:

	Period Ended
	September 30, 2021[1]
	Shares	Amount
Shares Sold	100,000	$1,000,000
Shares Redeemed	(50,000)	(766,205)
Net Transactions in Fund Shares	50,000	$233,795
Beginning Shares	—
Ending Shares	50,000

[1]	The Fund commenced operations on June 15, 2021.

The accompanying notes are an integral part of these financial statements.

24

ETFMG Prime Junior Silver Miners ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net Asset Value, Beginning
Year	$13.79	$9.45	$8.70	$11.84	$15.57
Income (Loss) from
Investment Operations:
Net investment income (loss)[1]	(0.01)	(0.05)	(0.02)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.76)	4.56	0.91	(3.11)	(3.61)
Total from investment operations	(1.77)	4.51	0.89	(3.14)	(3.67)
Less Distributions:
Distributions from net investment income	(0.20)	(0.17)	(0.14)	—	(0.06)
Total distributions	(0.20)	(0.17)	(0.14)	—	(0.06)
Capital Share Transactions:
Transaction fees	0.00 [3]	—	—	—	—
Net asset value, end year	$11.82	$13.79	$9.45	$8.70	$11.84
Total Return	-13.06%	48.06%	10.45%	-26.50%	-23.53%

Ratios/Supplemental Data:
Net assets at end year (000's)	$727,987	$408,319	$100,119	$45,265	$58,033

Expenses to Average Net Assets before legal expense	0.69%	0.69%	0.69%	0.69%	0.69%
Gross Expenses to Average
Net Assets	0.69%	0.69%	0.69%	0.69%	0.72%[2]
Net Investment Income (Loss)
to Average Net Assets	-0.10%	-0.46%	-0.21%	-0.32%	-0.48%
Portfolio Turnover Rate	26%	71%	34%	36%	69%

[1]	Calculated based on average shares outstanding during the year.
[2]	The ratio of expenses to average net assets includes legal expense.
[3]	Amount is less than $0.05.

The accompanying notes are an integral part of these financial statements.

25

ETFMG Prime 2x Daily Junior Silver Miners ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Period Ended September 30, 2021[1]
Net Asset Value, Beginning Period	$10.00
Income (Loss) from Investment Operations:
Net investment loss [2]	(0.02)
Net realized and unrealized loss on investments	(5.38)
Total from investment operations	(5.40)
Net asset value, end period	$4.60
Total Return	-53.98%[3]

Ratios/Supplemental Data:
Net assets at end of period (000's)	$506

Gross Expenses to Average Net Assets	0.95%[4]
Net Investment Loss to Average Net Assets	-0.88%[4]
Portfolio Turnover Rate	0%[3]

[1]	The Fund commenced operations on June 15, 2021.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

26

ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Period Ended September 30, 2021[1]
Net Asset Value, Beginning Period	$10.00
Income (Loss) from Investment Operations:
Net investment loss [2]	(0.02)
Net realized and unrealized gain on investments	7.14
Total from investment operations	7.12
Net asset value, end period	$17.12
Total Return	71.23%[3]

Ratios/Supplemental Data:
Net assets at end of period (000's)	$856

Gross Expenses to Average Net Assets	0.95%[4]
Net Investment Income (Loss) to Average Net Assets	-0.50%[4]
Portfolio Turnover Rate	0%[3]

[1]	The Fund commenced operations on June 15, 2021.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements

27

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

NOTE 1 – ORGANIZATION

ETFMG Prime Junior Silver Miners ETF (“SILJ”), ETFMG Prime 2x Daily Junior Silver Miners ETF (“SILX”), and ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF (“SINV”) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
ETFMG Prime Junior Silver Miners ETF	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).
ETFMG Prime 2x Daily Junior Silver Miners ETF	6/15/2021	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Index for a single day, not for any other period.
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF	6/15/2021	Seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) (or opposite) of the return of the Index for a single day, not for any other period.

The Funds may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective.

The Funds each currently offer one class of shares, which have no front-end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares for SILJ and 10,000 shares for SILX and SINV, called “Creation Units.” Creation Units are issued and redeemed principally in- kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

28

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2021, the ETFMG Prime Junior Silver Miners ETF held one security that was fair valued by the Board.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

29

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2021:

ETFMG Prime Junior Silver Miners ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$722,124,076	$—	$128,601	$722,252,677
Short Term Investments	5,415,183	—	—	5,415,183
Total Investments in Securities	$727,539,259	$—	$128,601	$727,667,860

ETFMG Prime 2x Daily Junior Silver Miners ETF
Swap Contracts***	Level 1	Level 2	Level 3	Total
Long Total Return Equity Swap Contracts	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF
Swap Contracts***	Level 1	Level 2	Level 3	Total
Long Total Return Equity Swap Contracts	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

^  See Schedule of Investments for classifications by country and industry.

*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.

The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.

**	Investment was purchased with collateral.
***	Swap contracts are derivative instruments, which are presented at the unrealized appreciation/depreciation on the instrument.

B.

Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

30

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2021, management has reviewed the tax positions for open periods (for Federal purposes, four years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.

Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

31

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

G.

Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives

The Funds may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

The total return swap contracts are subject to master netting agreements, which are agreements between a Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund through a single payment, in the event of default or termination. Amounts presented on the schedule of total return swaps are gross settlement amounts.

The following table presents the Funds’ gross derivative assets and liabilities by counterparty and contract type, net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Funds as of September 30, 2021.

ETFMG Prime 2x Daily Junior Silver Miners ETF

		Gross Amounts of Recognized Assets			Gross Amounts not offset in the Statements of Assets & Liabilities
Counterparty	Investment Type	Presented in the Statements of Assets & Liabilities	Gross Amounts Available Offset	Net Amounts	Financial Instruments	Collateral Received	Net Amount
Cowen and Company, LLC	Total Return Swap Contract	$(134,206)	$—	$(134,206)	$—	$—	$(134,206)

ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF

		Gross Amounts of Recognized Assets			Gross Amounts not offset in the Statements of Assets & Liabilities
Counterparty	Investment Type	Presented in the Statements of Assets & Liabilities	Gross Amounts Available Offset	Net Amounts	Financial Instruments	Collateral Received	Net Amount
Cowen and Company, LLC	Total Return Swap Contract	$172,128	$—	$172,128	$—	$—	$172,128

32

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The average monthly notional amount of the swap contracts during the period ended September 30, 2021 for the Funds were:

ETFMG Prime 2x Daily Junior
Silver Miners ETF	Swap Contract	$1,342,896
ETFMG Prime 2x Daily Inverse
Junior Silver Miners ETF	Swap Contract	$(2,005,123)

The following is a summary of the effect of swap contracts on the Funds’ Statements of Assets and Liabilities as of September 30, 2021:

		Assets	Liabilities	Net Unrealized Gain (Loss)
ETFMG Prime 2x Daily Junior Silver Miners ETF	Swap Contract	$—	$134,206	$—
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF	Swap Contract	$172,128	$—	$—

The following is a summary of the effect of swap contracts on the Funds’ Statements of Operations for the period ended September 30, 2021:

		Realized Gain (Loss)	Change in Unrealized Appreciation/Depreciation
ETFMG Prime 2x Daily Junior Silver Miners ETF	Swap Contract	$(546,722)	$—
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF	Swap Contract	$623,508	$—

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds, other than VALT, are not actively managed (“Index Funds”). Therefore, those Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Index Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Funds’ expenses, the Index Funds’ performance may be below that of their respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

33

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19),have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. A Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose a Fund to losses in excess of those amounts initially invested.

Daily Index Correlation/Tracking Risk. There is no guarantee that a Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, a Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, a Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.

34

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, the Advisor has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds unitary fees are accrued daily and paid monthly. The Advisor bears the costs of all advisory and non- advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

ETFMG Prime Junior Silver Miners ETF	0.69%
ETFMG Prime 2x Daily Junior Silver Miners ETF	0.95%
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF	0.95%

Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate ETFMG Financial, LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for SILJ, SILX, and SINV. Level is not affiliated with the Trust or the Advisor.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the year ended September 30, 2021, the Funds did not incur any 12b-1 expenses.

35

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2021:

	Purchases	Sales
ETFMG Prime Junior Silver Miners ETF	$187,130,126	$195,241,642

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2021:

	Purchases In-Kind	Sales In-Kind
ETFMG Prime Junior Silver Miners ETF	$695,023,773	$171,749,291

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2021.

NOTE 7 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2021 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ETFMG Prime Junior Silver Miners ETF	$916,697,076	$39,467,924	$(228,497,140)	$(189,029,216)
ETFMG Prime 2x Daily Junior Silver Miners ETF	—	—	—	—
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF	—	—	—	—

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
ETFMG Prime Junior Silver Miners ETF	$—	$—	$—	$(75,898,165)	$(264,927,381)
ETFMG Prime 2x Daily Junior Silver Miners ETF	—	—	—	(157,840)	(157,840)
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF	621,993	—	621,993	621,993	621,993

36

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2021, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
ETFMG Prime Junior Silver Miners ETF	$(50,115,596)	$(23,278,875)	Indefinite
ETFMG Prime 2x Daily Junior Silver Miners ETF	(157,840)	—	Indefinite
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF	—	—	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2021.

	Late Year Ordinary Loss	Post- October Capital Loss
ETFMG Prime Junior Silver Miners ETF	$2,503,820	$—
ETFMG Prime 2x Daily Junior Silver Miners ETF	—	—
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF	—	—

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2021, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
ETFMG Prime Junior Silver Miners ETF	$(56,469,774)	$56,469,774
ETFMG Prime 2x Daily Junior Silver Miners ETF	390,540	(390,540)
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF	—	—

37

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The tax charter of distributions paid during the year ended September 30, 2021, and the year ended September 30, 2020 were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
ETFMG Prime Junior Silver Miners ETF	$7,160,000	—	$1,980,500	—
ETFMG Prime 2x Daily Junior Silver Miners ETF	—	—	—	—
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF	—	—	—	—

NOTE 8 – INVESTMENTS IN AFFILIATES

ETFMG Prime Junior Silver Miners ETF

ETFMG Prime Junior Silver Miners ETF owned the following companies during the year ended September 30, 2021. Kootenay Silver, Inc., MAG Silver Corp., New Gold, Inc. and GoGold Resources, Inc. are deemed to be affiliates of the Fund as defined by the 1940 Act as of the year ended September 30, 2021. Transactions during the year in these securities were as follows:

Security Name	Value at September 30, 2020	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2021	Ending Shares
GoGold Resources, Inc.**	$—	$18,505,759	$—	$—	$(1,087,515)	$—	$17,418,244	7,964,602
Kootenay Silver, Inc.*	1,371,967	2,056,273	(1,176,806)	(623,155)	(858,753)	—	769,526	5,733,418
MAG Silver Corp. **	20,520,080	63,947,516	(29,966,225)	(5,304,851)	(2,987,568)	—	46,208,952	2,853,645
New Gold, Inc. *	6,281,951	10,979,996	(3,606,555)	409,297	(6,005,474)	—	8,059,215	7,617,763
Total	$28,173,998	$95,489,544	$(34,749,586)	$(5,518,709)	$(10,939,310)	$—	$72,455,937	$24,169,428

*Affiliate as of September 30, 2021.

**This security was not affiliated as of September 30, 2020.

Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

NOTE 9 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims. The PureShares action was dismissed without prejudice by way of stipulation filed on February 14, 2020.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv -08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest (the “Judgment”). The Court also denied Plaintiff’s requests for punitive damages and equitable relief. ETFMG filed a Notice of Appeal from the Judgment in the United States Court of Appeals for the Second Circuit on January 19, 2021, Docket No. 20-300.

38

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

On October 28, 2021, Nasdaq and ETFMG entered into a Judgment Payment Agreement, which satisfied the Judgment. On November 1, 2021, Nasdaq recorded a Satisfaction of Judgment with the United States District Court for the Southern District of New York reflecting that the Judgment was paid in full, and ETFMG withdrew its appeal of the Judgment with prejudice before the United States Court of Appeals for the Second Circuit. PureShares is not a direct party to the Judgment Payment Agreement. ETFMG, however, believes PureShares’ claims in the New Jersey case, if reinstituted, would substantially overlap with those asserted on its behalf by Nasdaq that resulted in the Judgment, which has been satisfied.

The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Except as disclosed in Note 9, this evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

39

ETFMG™ ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Prime Junior Silver Miners ETF, ETFMG Prime 2x Daily Junior Silver Miners ETF and ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ETFMG Prime Junior Silver Miners ETF, ETFMG Prime 2x Daily Junior Silver Miners ETF and ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust) as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2021

40

ETFMG™ ETFs

ETFMG Prime 2x Daily Junior Silver Miners ETF

ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended September 30, 2021 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on March 30, 2021, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the approval of the Amended and Restated Investment Advisory Agreement (the “Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of ETFMG Prime 2X Daily Junior Silver Miners ETF and ETFMG Prime 2X Daily Inverse Junior Silver Miners ETF (the “New Funds”).

Pursuant to Section 15 of the 1940 Act, the Agreement must be approved by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for such meeting, the Board requests and reviews a wide variety of information from the Adviser.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services to be provided to the New Funds’ shareholders by the Adviser; (ii) comparative fee and expense data for each New Fund in relation to other similar investment companies; (iii) the extent to which economies of scale may be realized as the New Funds grow and whether the proposed advisory fee for each New Fund reflects these expected economies of scale for the benefit of the New Fund; and (iv) other financial benefits to the Adviser and its affiliates resulting from services to be rendered to the New Funds. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on March 30, 2021, and throughout the year. Among other things, the Adviser provided responses to detailed series of questions, which included information about the Adviser’s operations, service offerings, personnel, risk assessment and compliance programs and financial condition. Representatives of the Adviser discussed the services to be provided to the New Funds, the rationale for launching the New Funds, the marketing strategy and the New Funds’ proposed fees in comparison to the fees of comparable investment companies. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Agreement in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the approval of the Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Funds. The matters discussed were also considered separately by the Independent Trustees in executive session with independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services Provided.

The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that the Adviser would be providing investment advisory services to the New Funds. The Board discussed the responsibilities of the Adviser, including: the investment of each New Fund’s assets in accordance with its investment objective and monitoring compliance with various fund policies and procedures and with applicable securities regulations, and arranging for transfer agency, custody, fund administration, and all other non- distribution related services necessary for the New Funds to operate. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the qualifications, experience and responsibilities of the Adviser’s investment personnel in managing funds with significant derivatives exposure; the quality of the Adviser’s compliance infrastructure and risk assessment capabilities; the marketing strategy for the New Funds and the determination of the Trust’s Chief Compliance Officer that the Adviser has appropriate compliance policies and procedures in place that are reasonably designed to prevent violations of the Federal Securities laws. The Board also took into account the significant investments that the Adviser has made in its business to help ensure the provision of high-quality services to the New Funds, such as the hiring of trading, legal and compliance personnel, and enhancements to technology and related systems. The Board also considered the Adviser’s experience managing ETFs, as well as the Adviser’s response to the market volatility and uncertainty during the recent pandemic.

41

ETFMG™ ETFs

ETFMG Prime 2x Daily Junior Silver Miners ETF

ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended September 30, 2021 (Unaudited) (Continued)

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the New Funds by the Adviser.

Historical Performance.

The Board noted that the New Funds had not yet commenced operations and that therefore there was no prior performance to review.

Cost of Services Provided, Fall-Out Benefits and Economies of Scale.

The Board reviewed the proposed investment advisory fee for each of the New Funds and compared it to the total operating expenses of other funds in the industry falling within the same style category, or peer group, as the particular New Fund, as determined by a third-party service provider and the Adviser. The Board noted that the expense ratios for each of the New Funds was higher than the average and median expense ratios for its peer ETFs. The Trustees also considered the total expense ratios of other ETFs that they considered to be comparable, based on the investment objectives and strategies of the ETFs. The Board took into consideration management’s discussion of the fees, including that there are limited true peers for the New Funds because of their niche strategies.

The Board also noted the importance of the fact that the advisory fees for the New Funds were “unified fees,” meaning that the shareholders of the New Funds would pay no expenses other than the advisory fee, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (such as, among other things and subject to Board approval, certain proxy solicitation costs and non- standard Board- related expenses and litigation against the Board, Trustees, New Funds, Adviser, and officers of the Adviser), and distribution (12b-1) fees and expenses (the “Excluded Expenses”). The Board also noted that the Adviser would be responsible for compensating the New Funds’ other service providers and paying the New Funds’ other expenses out of its own fee and resources. The Board further noted that because the New Funds are new, it was difficult to estimate the profitability of the New Funds to the Adviser. The Board, however, considered collateral or “fall-out” benefits that ETFMG and its affiliates may derive as a result of their relationship with the New Funds.

The Board noted that because the New Funds are new, it also was difficult to estimate whether the New Funds would experience economies of scale. The Board noted that the Adviser will review expenses as the New Funds’ assets grow. The Board determined to evaluate economies of scale on an ongoing basis if the New Funds achieved asset growth.

In its deliberations, the Board did not identify any single piece of information discussed above that was all-important, controlling or determinative of its decision. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser will provide to the New Funds; and (c) approved the Agreement for an initial term of two years.

42

ETFMG™ ETFs

EXPENSE EXAMPLES

Six Months Ended September 30, 2021 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio During the Period April 1, 2021 to September 30, 2021
ETFMG Prime Junior Silver Miners ETF
Actual	$1,000.00	$824.60	$3.16(1)	0.69%
Hypothetical (5% annual)	1,000.00	1,021.61	3.50(1)	0.69%
ETFMG Prime 2x Daily Junior Silver Miners ETF
Actual	1,000.00	460.20	2.05(2)	0.95%
Hypothetical (5% annual)	1,000.00	1,020.31	4.81(3)	0.95%
ETFMG Prime 2x Daily Inverse Junior Silver Miners ETF
Actual	1,000.00	1,712.30	3.78(2)	0.95%
Hypothetical (5% annual)	1,000.00	1,020.31	4.81(3)	0.95%

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 183/365 days (to reflect the six-month period).
(2)

 Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 108/365 days (to reflect the period since the Fund’s inception).

(3)	For comparative purposes only as the Fund was not in operation for the full six-month period.

43

ETFMG™ ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator).	17	None
John A. Flanagan, (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer of ETFMG Financial LLC (Since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).	n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015- 2016).	n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

44

ETFMG™ ETFs

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange- traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	17	None

45

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2021

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
ETFMG Prime Junior Silver Miners ETF	7.70%
ETFMG Prime 2x Daily Junior Silver Miners ETF	0.00%
ETFMG Prime 2x Daily Inverse Junior Silver	0.00%
Miners ETF

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was as follows:

Fund Name	Dividends Received Deduction
ETFMG Prime Junior Silver Miners ETF	4.05%
ETFMG Prime 2x Daily Junior Silver Miners ETF	0.00%
ETFMG Prime 2x Daily Inverse Junior Silver	0.00%
Miners ETF

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain
ETFMG Prime Junior Silver Miners ETF	0.00%
ETFMG Prime 2x Daily Junior Silver Miners ETF	0.00%
ETFMG Prime 2x Daily Inverse Junior Silver Miners	0.00%
ETF

During the year ended September 30, 2021, the Funds did not declare any long-term realized gains distributions.

Pursuant to Section 853 of the Internal Revenue Code, the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/21
ETFMG Prime Junior Silver Miners ETF	4,543,400	552,243	0.07375649	0.00896498	61,600,000

46

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2021 (Unaudited) (Continued)

Foreign taxes paid or withheld should be included to taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

47

ETFMG™ ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3) The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)   The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes

(1)     Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

48

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2021

ETFMG Prime Cyber Security ETF

ETFMG Prime Mobile Payments ETF

ETFMG Sit Ultra Short ETF

ETFMG Treatments, Testing and Advancements ETF

The funds are series of ETF Managers Trust.

ETFMG™ ETFs

September 30, 2021

ETFMG™ ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal period from October 1, 2020 to September 30, 2021.

Performance Overview

During the 12- month period ended September 30, 2021, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned 28.9%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned 30.3%. Below is a performance overview for each Fund for the same 12-month period, except as noted otherwise.

ETFMG Prime Cyber Security ETF (HACK)

The ETFMG Prime Cyber Security ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “Index”).

Over the period, the total return for the Fund was 31.34%, while the total return for the Index was 32.26%. The best performers in the Fund on the basis of contribution to return were Cloudflare Inc. - Class A, Fortinet Inc., Blackberry Ltd., Palo Alto Networks Inc. and Darktrace Plc, while the worst performers were Sumo Logic Inc., Knowbe4 Inc.-A, Ping Identity Holding Corp., Splunk Inc. and Cognyte Software Ltd.

During the reporting period, the Fund saw an average approximate allocation of 62.9% to Software, 13.4% to IT Services, 9.2% to Communications Equipment, 7.9% to Professional Services, 5.4% to Aerospace & Defense and 1.0% to Electronic Equipment, Instruments & Components, The Fund was exposed predominately to the United States at 79.3%, 6.3% to Israel, 5% to the United Kingdom, 3.8% to Canada, 3.6% to Japan and 10% to Sweden

ETFMG Prime Mobile Payments ETF (IPAY)

The ETFMG Prime Mobile Payments ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “Index”).

Over the period, the total return for the Fund was 24.91%, while the total return for the Index was 25.81%. The best performers in the Fund on the basis of contribution to return were American Express Co., Square Inc. - A, Discover Financial Services, Adyen Nv and Paypal Holdings Inc., while the worst performers were Fidelity National Info Serv., Cielo Sa, Stoneco Ltd.-A, Global Payments Inc., Qiwi Plc-Sponsored Adr and Marqeta Inc.-A.

During the reporting period, the Fund saw an average approximate allocation of 84.2% to IT Services, 11.0% to Consumer Finance, 3.5% to Software and 1.1% to Electronic Equipment, Instruments and Components. The Fund was exposed predominately to the United States 68.7%, followed by the Brazil 6.1%, Netherlands 5.4%, Australia 3.9% and France 3.0%.

ETFMG Sit Ultra Short ETF (VALT)

The ETFMG Sit Ultra Short ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks maximum current income, consistent with preservation of capital and daily liquidity.

Over the fiscal period, the total return for the Fund was 0.75%, while the total return for its benchmark, the Bloomberg Barclays U.S. Treasury Bills Index: 1-3-month Index, was 0.05%.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated domestic and foreign debt securities and other instruments. The Fund uses the Bloomberg Barclays U.S. Treasury Bills Index: 1-3-month Index as its benchmark index. The Fund seeks to maintain an average effective duration within a range of 2 months to 1 year.

ETFMG Treatments, Testing and Advancements ETF (GERM)

The ETFMG Treatments, Testing and Advancements ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Treatments, Testing and Advancements Index (the “Index”).

Over the fiscal period, the total return for the Fund was 49.43%, while the total return the for the Index was 48.59%. The best performers in the Fund on the basis of contribution to return were Moderna Inc., Biontech Se-Adr, Novavax Inc, Bio-Rad Laboratories-A, and Laboratory Crp Of Amer Hldgs, while the worst performers were Emergent Biosolutions Inc., Quidel Corp., Vaxcyte Inc., Abcellera Biologics Inc. and Adaptive Biotechnologies.

During the reporting period, the Fund saw an average approximate allocation of 61.1% Biotechnology, 11.8% Life Sciences Tools & Services, 11.2% Health Care Providers & Services, 8.1% Pharmaceuticals and 7.5% Health Care Equipment & Supplies. The Fund was exposed predominately to the United States 77.0% followed by Germany 11.4%, China 6.8%, United Kingdom 1.8% and Canada 1.7%.

You can find further details about HACK, IPAY, VALT, and GERM by visiting www.etfmg.com, or by calling 1-844-383-6477.

Sincerely,

Samuel Masucci III

Chairman of the Board

ETFMG Prime Cyber Security ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2021	1 Year Return	5 Year Return	Since Inception (11/11/14)	Value of $10,000 (9/30/2021)
ETFMG Prime Cyber Security ETF (NAV)	31.34%	17.60%	14.43%	$25,295
ETFMG Prime Cyber Security ETF (Market)	31.07%	17.56%	14.39%	$25,238
S&P 500 Index	30.00%	16.90%	13.67%	$24,161
Prime Cyber Defense Index*	32.26%	17.99%	14.91%	$26,030

*  The Fund’s benchmark before 8/1/17 was the ISE Cyber Security Index. On 8/1/17, the Fund’s benchmark became the Prime Cyber Defense Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 11, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Cyber Security ETF

Top Ten Holdings as of September 30, 2021 (Unaudited)*

	Security	% of Total Investments
1	ETFMG Sit Ultra Short ETF**	3.24%
2	Cisco Systems, Inc.	2.80%
3	Palo Alto Networks, Inc.	2.45%
4	Darktrace PLC	2.38%
5	Fortinet, Inc.	2.03%
6	Splunk, Inc.	2.01%
7	BlackBerry, Ltd.	1.98%
8	Cloudflare, Inc. - Class A	1.96%
9	CACI International, Inc. - Class A	1.95%
10	Tenable Holdings, Inc.	1.93%

Top Ten Holdings = 22.73% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

ETFMG Prime Mobile Payments ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2021	1 Year Return	5 Year Return	Since Inception (7/15/15)	Value of $10,000 (9/30/2021)
ETFMG Prime Mobile Payments ETF (NAV)	24.91%	22.34%	17.67%	$27,474
ETFMG Prime Mobile Payments ETF (Market)	24.39%	22.12%	17.62%	$27,402
S&P 500 Index	30.00%	16.90%	14.40%	$23,061
Prime Mobile Payments Index*	25.81%	23.13%	18.41%	$28,561

* The Fund’s benchmark before 8/1/17 was the ISE Mobile Payments Index. On 8/1/17, the Fund’s benchmark became the Prime Mobile Payments Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on July 15, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Mobile Payments ETF

Top Ten Holdings as of September 30, 2021 (Unaudited)*

	Security	% of Total Investments
1	American Express Co.	5.54%
2	MasterCard, Inc. - Class A	5.46%
3	Visa, Inc. - Class A	5.32%
4	PayPal Holdings, Inc.	4.88%
5	Square, Inc. - Class A	4.83%
6	Adyen NV	4.54%
7	Fidelity National Information Services, Inc.	4.18%
8	Fiserv, Inc.	4.02%
9	ETFMG Sit Ultra Short ETF**	3.18%
10	Global Payments, Inc.	2.96%

Top Ten Holdings= 44.91% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

ETFMG Sit Ultra Short ETF
Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2021	1 Year Return	Since Inception (10/8/2019)	Value of $10,000 (9/30/2021)
ETFMG Sit Ultra Short ETF (NAV)	0.75%	0.98%	$10,195
ETFMG Sit Ultra Short ETF (Market)	0.72%	0.98%	$10,195

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 8, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Sit Ultra Short ETF

Top Ten Holdings as of September 30, 2021 (Unaudited)*

	Security	% of Total Investments
1	Dominion Energy, Inc.	2.31%
2	Entergy Louisiana LLC	2.04%
3	Goldman Sachs Group, Inc.	1.79%
4	Toronto-Dominion Bank	1.67%
5	PPL Electric Utilities Corp.	1.66%
6	Barclays PLC	1.59%
7	CenterPoint Energy, Inc.	1.58%
8	Brighthouse Financial Global Funding	1.55%
9	JPMorgan Chase & Co.	1.54%
10	Phillips 66	1.52%

Top Ten Holdings =17.25% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Treatments, Testing and Advancements ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2021	1 Year Return	Since Inception (6/17/2020)	Value of $10,000 (9/30/2021)
ETFMG Treatments, Testing and Advancements ETF (NAV)	49.43%	47.95%	$16,560
ETFMG Treatments, Testing and Advancements ETF (Market)	50.02%	48.13%	$16,586
S&P 500 Index	30.00%	30.64%	$14,108
Prime Treatments, Testing and Advancements Index NTR	48.59%	47.37%	$16,494

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on June 17, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Treatments, Testing and Advancements ETF

Top Ten Holdings as of September 30, 2021 (Unaudited)*

	Security	% of Total Investments
1	Moderna, Inc.	5.50%
2	Alnylam Pharmaceuticals, Inc.	5.36%
3	Laboratory Corp. of America Holdings	5.19%
4	BioNTech SE	4.72%
5	Novavax, Inc.	4.55%
6	Quest Diagnostics, Inc.	3.55%
7	Bio-Rad Laboratories, Inc. - Class A	3.42%
8	Quidel Corp.	2.89%
9	CureVac NV	2.88%
10	Vir Biotechnology, Inc.	2.79%

Top Ten Holdings = 40.85% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG™ ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

HACK

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “Index”).

The fund is concentrated in technology-related companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Such companies may have limited product lines, markets, financial resources or personnel. The products of such companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, and competition from foreign competitors with lower production costs. Technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Funds are non-diversified, meaning they may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large- capitalization companies. Diversification does not assure a profit or protect against a loss in a declining market. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Cyber Defense Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Cyber Defense Index. The Prime Cyber Defense Index provides a benchmark for investors interested in tracking companies actively involved in providing cyber security technology and services. The Index uses a market capitalization weighted allocation across the infrastructure provider and service provider categorizations as well as an equal weighted allocation methodology for all components within each sector allocation. Index components are reviewed semi-annually for eligibility, and the weights are re-set accordingly. An investment cannot be made directly in an index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETFMG™ ETFs

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG Financial LLC is not affiliated with Prime Indexes.

IPAY

The ETFMG Prime Mobile Payments ETF (the “Fund” or the “Mobile Payments ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “Index”).

Mobile Payment Companies face intense competition, both domestically and internationally, and are subject to increasing regulatory constraints, particularly with respect to fees, competition and anti-trust matters, cybersecurity and privacy. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements. Such factors may adversely affect the profitability and value of such companies. The Fund is non- diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large- capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Mobile Payments Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The Prime Mobile Payments Index is designed to provide a benchmark for investors interested in tracking the mobile and electronic payments industry. The stocks are screened for liquidity and weighted according to a modified linear-based capitalization-weighted methodology. The Index generally is comprised of 25-40 securities. An investment cannot be made directly in an index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

ETFMG™ ETFs

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG Financial LLC is not affiliated with Prime Indexes.

VALT

The ETFMG Sit Ultra Short ETF (the “Fund” or the “Ultra Short ETF”) seeks maximum current income, consistent with preservation of capital and daily liquidity.

The market price of the Fund’s fixed-income instruments may change, sometimes rapidly or unpredictably, in response to changes in interest rates, factors affecting securities markets generally, and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. The Fund may invest in floating rate securities, which are generally less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. The Fund may invest in U.S. dollar-denominated debt obligations of foreign issuers. Mortgage- and asset-backed securities are subject to interest rate risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities. From time to time the Fund may invest a substantial amount of its assets in taxable or tax-exempt municipal securities whose interest is paid solely from revenues of similar projects.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. In the event of large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s performance.

Distributed by ETFMG Financial LLC, which is not affiliated with Sit Investment Associates.

GERM

The ETFMG Treatments, Testing and Advancements ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Treatments, Testing and Advancements Index (the “Index”).

Vaccine development companies are involved in discovering, developing and commercializing novel drugs with significant market potential. These companies face challenges including pre-clinical testing and clinical trial stages of development. Clinical trials may be delayed, and certain programs may never advance in the clinic or may be more costly to conduct than anticipated. Vaccine development requires companies to seek and secure significant funding. If there are delays in obtaining required regulatory and marketing approvals the ability of vaccine development companies to generate revenue will be materially impaired. If regulatory approval is obtained, products will still remain subject to regulatory scrutiny with regulatory authorities having the ability impose significant restrictions on the indicated uses or marketing. Lastly, even if a licensed product is achieved, vaccine development companies may encounter difficulties in manufacturing, product release, shelf life, testing, storage, supply chain management, or shipping.

ETFMG™ ETFs

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is distributed by ETFMG Financial LLC, which is not affiliated with Prime Indexes.

ETFMG™ ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2021 (Unaudited)

	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Sit Ultra Short ETF	ETFMG Treatments, Testing and Advancements ETF
As a percent of Net Assets:
Australia	—%	3.4%	—%	—%
Bermuda	—	1.2	—	—
Brazil	—	1.0	—	—
Canada	3.3	1.9	—	4.2
Cayman Islands	—	5.8	—	6.2
Cyprus	—	0.2	—	—
Denmark	—	—	—	0.1
Finland	0.2	—	—	—
France	—	2.0	—	0.7
Germany	—	—	—	5.5
Israel	8.5	—	—	—
Italy	—	2.0	—	—
Japan	3.7	2.8	—	0.8
Jersey	1.2	—	—	—
Netherlands	—	5.4	—	3.4
Puerto Rico	—	1.3	—	—
Republic of Korea	0.9	—	—	—
Sweden	1.0	—	—	—
United Kingdom	9.3	3.4	—	5.3
United States	71.7	69.0	—	73.4
Asset Backed Securities	—	—	0.6	—
Coporate Bonds	—	—	92.9	—
Exchange Traded Funds	3.8	3.8	—	2.0
Municipal Debt Obligations	—	—	1.3	—
Short-Term and other Net Assets (Liabilities)	(3.6)	(3.2)	5.2	(1.6)
	100.0%	100.0%	100.0%	100.0%

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2021

	Shares	Value

COMMON STOCKS - 99.8%
Canada - 3.3%
Software - 3.3% (d)
Absolute Software Corp.	2,037,444	$22,391,616
BlackBerry, Ltd. (a)(b)	5,469,185	53,241,000
Total Software		75,632,616

Finland - 0.2%
Software - 0.2% (d)
F-Secure Oyj	724,911	4,030,549

Israel - 8.5%
Communications Equipment - 1.2%
Radware, Ltd. (a)	809,008	27,279,750
Software - 7.3% (d)
Allot Communications, Ltd. (a)	1,265,637	18,807,366
Check Point Software Technologies, Ltd. (a)	429,686	48,571,705
Cognyte Software, Ltd. (a)	1,840,140	37,814,877
CyberArk Software, Ltd. (a)	308,757	48,728,030
Tufin Software Technologies, Ltd. (a)	1,491,611	14,662,536
Total Software		168,584,514
Total Israel		195,864,264

Japan - 3.7%
Software - 3.7% (d)
Digital Arts, Inc.	362,725	29,527,728
FFRI Security, Inc. (a)	271,961	4,462,023
Trend Micro, Inc.	927,162	51,816,772
Total Software		85,806,523

Jersey - 1.2%
Software - 1.2% (d)
Mimecast, Ltd. (a)	432,017	27,476,281

Republic of Korea - 0.9%
Software - 0.9% (d)
Ahnlab, Inc.	344,019	20,193,683

Sweden - 1.0%
Electronic Equipment, Instruments & Components - 1.0%
Fingerprint Cards AB - Class B (a)	8,714,230	24,198,452

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
United Kingdom - 9.3%
Aerospace & Defense - 3.6%
BAE Systems PLC	3,887,949	$29,608,699
QinetiQ Group PLC	6,095,041	26,624,793
Ultra Electronics Holdings PLC	651,824	28,420,745
Total Aerospace & Defense		84,654,237
IT Services - 0.8%
NCC Group PLC	5,329,733	18,455,898
Software - 4.9% (d)
Avast PLC (f)	6,264,029	47,923,194
Darktrace PLC (a)	5,803,685	64,123,068
Total Software		112,046,262
Total United Kingdom		215,156,397

United States - 71.7%
Aerospace & Defense - 2.1%
Parsons Corp. (a)(b)	1,446,005	48,817,129
Communications Equipment - 8.0%
Cisco Systems, Inc.	1,384,389	75,352,293
F5 Networks, Inc. (a)(b)	153,620	30,536,584
Juniper Networks, Inc. (b)	1,801,752	49,584,215
NetScout Systems, Inc. (a)	1,061,752	28,614,216
Total Communications Equipment		184,087,308
Internet Software & Services - 0.7%
Zix Corp. (a)(b)	2,397,104	16,947,525
IT Services - 9.2%
Akamai Technologies, Inc. (a)	480,896	50,296,913
LiveRamp Holdings, Inc. (a)	1,004,813	47,457,318
Okta, Inc. (a)(b)	144,060	34,191,200
SolarWinds Corp. (b)	2,940,591	49,196,087
VeriSign, Inc. (a)	146,216	29,975,742
Total IT Services		211,117,260
Professional Services - 8.3%
Booz Allen Hamilton Holding Corp.	364,579	28,929,344
CACI International, Inc. - Class A (a)	200,308	52,500,727
Leidos Holdings, Inc.	310,926	29,889,316
ManTech International Corp. - Class A	369,403	28,045,076
Science Applications International Corp.	601,362	51,452,533
Total Professional Services		190,816,996

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value

Software - 43.4% (d)
A10 Networks, Inc. (a)	2,061,551	$27,789,707
Cloudflare, Inc. - Class A (a)	468,627	52,790,831
CommVault Systems, Inc. (a)	626,599	47,189,171
Crowdstrike Holdings, Inc. - Class A (a)(b)	199,762	49,097,504
Everbridge, Inc. (a)(b)	184,974	27,938,473
FireEye, Inc. (a)	2,871,539	51,113,394
Fortinet, Inc. (a)	186,721	54,530,001
Ipsidy, Inc. (a)	399,073	4,465,627
KnowBe4, Inc. - Class A (a)(b)(e)	2,036,116	44,713,107
McAfee Corp. - Class A (b)	1,076,690	23,805,616
N-Able, Inc. (a)(b)	3,581,191	44,442,580
NortonLifeLock, Inc.	1,994,382	50,457,865
OneSpan, Inc. (a)(b)	1,505,020	28,264,276
Palo Alto Networks, Inc. (a)	137,420	65,824,180
Ping Identity Holding Corp. (a)(b)	1,912,470	46,989,388
Qualys, Inc. (a)(b)	429,771	47,829,215
Rapid7, Inc. (a)(b)	243,595	27,531,107
Sailpoint Technologies Holdings, Inc. (a)(b)	1,073,787	46,043,987
SecureWorks Corp. - Class A (a)(b)(e)	1,536,958	30,554,725
SentinelOne, Inc. - Class A (a)(b)	483,155	25,882,613
Splunk, Inc. (a)	373,225	54,009,390
Sumo Logic, Inc. (a)(b)	2,388,960	38,510,035
Tenable Holdings, Inc. (a)	1,126,777	51,989,491
Varonis Systems, Inc. (a)(b)	421,480	25,647,058
Zscaler, Inc. (a)(b)	135,055	35,414,122
Total Software		1,002,823,463
Total United States		1,654,609,681
TOTAL COMMON STOCKS (Cost $1,958,574,293)		2,302,968,446

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 16.6%
ETFMG Sit Ultra Short ETF (e)	1,750,000	87,071,250
Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (c)	2,408,877	293,338,545
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $380,755,862)		380,409,795

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
First American Government Obligations Fund - Class X, 0.03% (c)	3,168,781	3,168,781
TOTAL SHORT-TERM INVESTMENTS (Cost $3,168,781)

Total Investments (Cost $2,342,498,936) - 116.5%		2,686,547,022
Liabilities in Excess of Other Assets - (16.5)%		(378,899,437)
TOTAL NET ASSETS - 100.0%		$2,307,647,585

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2021 (Continued)

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2021.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2021 the Fund had a significant portion of its assets in the Software Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.
(f)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933. Resale to the public may require registration or may extend only to qualified institutional buyers. At September 30, 2021, the market value of these securities total $47,923,194, which represents 2.08% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services").

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2021

	Shares	Value

COMMON STOCKS - 99.4%
Australia - 3.4%
IT Services - 3.4% (d)
Afterpay, Ltd. (a)	312,062	$27,370,456
EML Payments, Ltd. (a)	4,526,643	12,730,181
Total IT Services		40,100,637

Bermuda - 1.2%
Electronic Equipment, Instruments & Components - 1.2%
PAX Global Technology, Ltd.	11,128,591	14,081,124

Brazil - 1.0%
IT Services - 1.0% (d)
Cielo SA	28,120,658	11,825,057

Canada - 1.9%
IT Services - 1.9% (d)
Nuvei Corp. (a)(f)	199,375	22,840,133

Cayman Islands - 5.8%
IT Services - 5.8% (d)
Dlocal, Ltd. (a)	373,592	20,383,180
Pagseguro Digital, Ltd. - Class A (a)	426,702	22,069,027
StoneCo., Ltd. - Class A (a)	487,855	16,938,326
Yeahka, Ltd. (a)	3,227,959	10,428,622
Total IT Services		69,819,155

Cyprus - 0.2%
IT Services - 0.2% (d)
QIWI PLC - ADR (b)	295,009	2,472,175

France - 2.0%
IT Services - 2.0% (d)
Worldline SA (a)(f)	320,830	24,531,436

Italy - 2.0%
IT Services - 2.0% (d)
Nexi SpA (a)(f)	1,265,546	23,689,590

Japan - 2.8%
Consumer Finance - 0.5%
Jaccs Co., Ltd.	198,390	5,445,720
IT Services - 2.2% (d)
GMO Financial Gate, Inc.	25,205	7,711,310
GMO Payment Gateway, Inc.	147,813	18,832,727
Total IT Services		26,544,037

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Software - 0.1%
Intelligent Wave, Inc.	278,828	$1,570,827
Total Japan		33,560,584

Netherlands - 5.4%
IT Services - 5.4% (d)
Adyen NV (a)(f)	22,884	64,015,823

Puerto Rico - 1.3%
IT Services - 1.3% (d)
EVERTEC, Inc.	330,830	15,125,548

United Kingdom - 3.4%
IT Services - 3.4% (d)
Network International Holdings PLC (a)(f)	2,773,693	13,577,518
PayPoint PLC	385,565	3,688,524
Wise PLC - Class A (a)	1,557,590	22,812,837
Total IT Services		40,078,879

United States - 69.0%
Consumer Finance - 10.7%
American Express Co.	465,942	78,059,264
Discover Financial Services	291,116	35,763,601
Green Dot Corp. - Class A (a)(b)	277,907	13,987,059
Total Consumer Finance		127,809,924
IT Services - 55.8% (d)
Affirm Holdings, Inc. (a)(b)	297,009	35,382,682
Boku, Inc. (a)(f)	1,837,012	4,838,997
Cantaloupe, Inc. (a)	483,648	5,213,725
Euronet Worldwide, Inc. (a)	130,240	16,576,947
Evo Payments, Inc. - Class A (a)(b)	574,904	13,613,727
Fidelity National Information Services, Inc.	484,619	58,968,440
Fiserv, Inc. (a)(b)	521,964	56,633,094
FleetCor Technologies, Inc. (a)	101,304	26,467,696
Flywire Corp. (a)(b)	339,856	14,899,287
Global Payments, Inc.	264,345	41,655,485
I3 Verticals, Inc. - Class A (a)	172,249	4,170,148
International Money Express, Inc. (a)	268,949	4,491,448
Marqeta, Inc. - Class A (a)(b)	807,731	17,867,010
MasterCard, Inc. - Class A	221,243	76,921,767
MoneyGram International, Inc. (a)(b)	556,347	4,461,903
Net 1 UEPS Technologies, Inc. (a)	578,270	2,688,956
Payoneer Global, Inc. (a)	1,483,448	12,683,480
PayPal Holdings, Inc. (a)	264,444	68,810,973
Paysign, Inc. (a)(b)	636,256	1,717,891
Sezzle, Inc. (a)(b)	1,028,917	4,262,297
Shift4 Payments, Inc. - Class A (a)(b)	203,627	15,785,165

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Square, Inc. - Class A (a)(b)	283,924	$68,096,332
Visa, Inc. - Class A (b)	336,811	75,024,651
Western Union Co. (b)	861,231	17,414,091
WEX, Inc. (a)	101,966	17,960,291
Total IT Services		666,606,483
Software - 1.2%
ACI Worldwide, Inc. (a)	475,024	14,597,487
Technology Hardware, Storage & Peripherals - 1.3%
NCR Corp. (a)(b)	390,873	15,150,237
Total United States		824,164,131
TOTAL COMMON STOCKS (Cost $1,053,265,725)		1,186,304,272

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 18.1%
ETFMG Sit Ultra Short ETF (e)	900,000	44,779,500
Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (c)	169,957,199	169,957,199
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $214,965,303)		214,736,699

SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%
First American Government Obligations Fund - Class X, 0.03% (c)	6,617,785	6,617,785
TOTAL SHORT-TERM INVESTMENTS (Cost $6,617,785)		6,617,785

Total Investments (Cost $1,274,848,813) - 118.1%		1,407,658,756
Liabilities in Excess of Other Assets - (18.1)%		(214,021,623)
TOTAL NET ASSETS - 100.0%		$1,193,637,133

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2021.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2021 the Fund had a significant portion of its assets in the IT Services Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.
(f)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933. Resale to the public may require registration or may extend only to qualified institutional buyers. At September 30, 2021, the market value of these securities total $153,493,497, which represents 12.86% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2021

	Principal Amount	Value
ASSET BACKED SECURITIES - 0.6%
Delta Air Lines
Series 2019-1, 3.204%, 10/25/2024	$1,457,000	$1,539,528
TOTAL ASSET BACKED SECURITIES (Cost $1,535,090)		1,539,528

CORPORATE BONDS - 92.9%
Aerospace & Defense - 1.3%
L3Harris Technologies, Inc.
0.866% (3 Month LIBOR + 0.750%) 03/10/2023 (b)	3,087,000	3,107,806
Agriculture - 0.1%
Bunge, Ltd. Finance Corp.
3.000%, 09/25/2022	206,000	210,833
Automotive - 20.0%
American Honda Finance Corp.
0.471% (3 Month LIBOR + 0.350%) 11/05/2021 (b)	450,000	450,169
0.535% (3 Month LIBOR + 0.420%) 09/08/2023 (b)	1,771,000	1,782,931
0.399% (3 Month LIBOR + 0.280%) 01/12/2024 (b)	2,000,000	2,006,657
BMW US Capital LLC
0.778% (3 Month LIBOR + 0.640%) 04/06/2022 (a)(b)	1,290,000	1,293,326
0.430% (3 Month SOFR + 0.380%) 08/12/2024 (a)(b)	1,000,000	1,005,554
Caterpillar Financial Services Corp.
0.320% (3 Month SOFR + 0.270%) 09/13/2024 (b)	3,000,000	3,007,580
CenterPoint Energy Resources Corp.
0.620% (3 Month LIBOR + 0.500%) 03/02/2023 (b)	2,913,000	2,913,485
Daimler Finance North America LLC
1.011% (3 Month LIBOR + 0.880%) 02/22/2022 (a)(b)	2,422,000	2,430,270
F&G Global Funding
0.900%, 09/20/2024 (a)	2,700,000	2,695,260
Fairfax US, Inc.
4.875%, 08/13/2024 (a)	745,000	813,010
Finial Holdings, Inc.
7.125%, 10/15/2023	1,415,000	1,595,503
Florida Power & Light Co.
0.300% (3 Month SOFR + 0.250%) 05/10/2023 (b)	600,000	600,089
General Motors Financial Co., Inc.
3.150%, 06/30/2022	1,488,000	1,514,948
0.804%, 03/08/2024	2,244,000	2,263,860
Guardian Life Global Funding
1.950%, 10/27/2021 (a)	2,000,000	2,002,489
Hyundai Capital America
2.850%, 11/01/2022 (a)	2,000,000	2,048,236
1.250%, 09/18/2023 (a)	2,564,000	2,586,834
Nationwide Mutual Insurance Co.
2.406% (3 Month LIBOR + 2.290%) 12/15/2024 (a)(c)	1,000,000	1,001,187
Penske Truck Leasing Co. Lp / PTL Finance Corp.
3.450%, 07/01/2024 (a)	2,200,000	2,345,989

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2021 (Continued)

	Principal Amount	Value
PPL Electric Utilities Corp.
0.382% (3 Month LIBOR + 0.250%) 09/28/2023 (b)	$3,975,000	$3,975,173
0.380% (3 Month SOFR + 0.330%) 06/24/2024 (b)	2,384,000	2,386,289
Principal Life Global Funding II
0.500% (3 Month SOFR + 0.450%) 04/12/2024 (a)(b)	934,000	937,956
0.430% (3 Month SOFR + 0.380%) 08/23/2024 (a)(b)	846,000	849,552
SMBC Aviation Capital Finance DAC
3.000%, 07/15/2022 (a)	200,000	203,569
Toyota Motor Credit Corp.
0.524% (3 Month LIBOR + 0.400%) 05/17/2022 (b)	500,000	501,433
0.310% (3 Month SOFR + 0.260%) 06/18/2024 (b)	2,197,000	2,200,531
0.340% (3 Month SOFR + 0.290%) 09/13/2024 (b)	3,200,000	3,202,610
		48,614,490
Banks - 24.1% (e)
Bank of America Corp.
1.314% (3 Month LIBOR + 1.180%) 10/21/2022 (b)	100,000	100,059
1.125% (3 Month LIBOR + 1.000%) 04/24/2023 (b)	500,000	502,761
0.529% (3 Month BSBY + 0.430%) 05/28/2024 (b)	3,630,000	3,641,950
1.098% (3 Month LIBOR + 0.960%) 07/23/2024 (b)	2,500,000	2,537,181
Bank of Montreal
0.744% (3 Month LIBOR + 0.630%) 09/11/2022 (b)	250,000	251,404
0.370% (3 Month SOFR + 0.320%) 07/09/2024 (b)	2,663,000	2,669,251
Bank of Nova Scotia
0.756% (3 Month LIBOR + 0.640%) 03/07/2022 (b)	150,000	150,405
0.310% (3 Month SOFR + 0.260%) 09/15/2023 (b)	1,595,000	1,596,413
0.495% (3 Month SOFR + 0.445%) 04/15/2024 (b)	1,500,000	1,507,547
Barclays PLC
1.744% (3 Month LIBOR + 1.625%) 01/10/2023 (b)	3,797,000	3,810,003
1.505% (3 Month LIBOR + 1.380%) 05/16/2024 (b)	2,481,000	2,524,402
Canadian Imperial Bank of Commerce
0.390% (3 Month SOFR + 0.340%) 06/22/2023 (b)	500,000	501,066
Citizens Financial Group, Inc.
4.150%, 09/28/2022 (a)	1,115,000	1,152,102
3.750%, 07/01/2024	500,000	532,790
Commonwealth Bank of Australia
0.802% (3 Month LIBOR + 0.680%) 09/18/2022 (a)(b)	2,539,000	2,555,963
Cooperatieve Rabobank UA
0.599% (3 Month LIBOR + 0.480%) 01/10/2023 (b)	895,000	900,049
Credit Suisse AG
0.500% (3 Month SOFR+ 0.450%) 02/04/2022 (b)	1,490,000	1,491,983
Fifth Third Bank NA
0.766% (3 Month LIBOR + 0.640%) 02/01/2022 (b)	2,000,000	2,004,331
First Niagara Financial Group, Inc.
7.250%, 12/15/2021	1,000,000	1,013,715
Fulton Financial Corp.
3.600%, 03/16/2022	87,000	88,070
Goldman Sachs Group, Inc.
0.909% (3 Month LIBOR + 0.780%) 10/31/2022 (b)	698,000	698,360

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2021 (Continued)

	Principal Amount	Value
Huntington Bancshares, Inc.
4.350%, 02/04/2023	$1,766,000	$1,852,117
JPMorgan Chase & Co.
1.126% (3 Month LIBOR + 1.000%) 01/15/2023 (b)	1,000,000	1,004,051
1.025% (3 Month LIBOR + 0.900%) 04/25/2023 (b)	1,155,000	1,163,839
0.630% (3 Month SOFR + 0.580%) 03/16/2024 (b)	1,380,000	1,385,314
1.028% (3 Month LIBOR + 0.890%) 07/23/2024 (b)	3,648,000	3,696,956
KeyBank NA
0.370% (3 Month SOFR + 0.320%) 06/14/2024 (b)	3,550,000	3,563,790
Mitsubishi UFJ Financial Group, Inc.
0.915% (3 Month LIBOR + 0.790%) 07/25/2022 (b)	409,000	411,520
Mizuho Financial Group, Inc.
0.966% (3 Month LIBOR + 0.840%) 07/16/2023 (b)	500,000	502,764
1.109% (3 Month LIBOR + 0.990%) 07/10/2024 (b)	300,000	304,026
Morgan Stanley
0.750% (3 Month SOFR + 0.700%) 01/20/2023 (b)	1,678,000	1,681,626
PNC Bank NA
0.629% (3 Month LIBOR + 0.500%) 07/27/2022 (b)	2,160,000	2,168,455
Royal Bank of Canada
0.494% (3 Month LIBOR + 0.360%) 01/17/2023 (b)	1,000,000	1,004,801
0.350% (3 Month SOFR + 0.300%) 01/19/2024 (b)	700,000	702,134
0.410% (3 Month SOFR + 0.360%) 07/29/2024 (b)	2,150,000	2,155,812
Swedbank AB
0.816% (3 Month LIBOR + 0.700%) 03/14/2022 (a)(b)	200,000	200,544
Toronto-Dominion Bank
0.400% (3 Month SOFR + 0.350%) 09/10/2024 (b)	4,000,000	4,012,419
US Bank NA
0.571% (3 Month LIBOR + 0.440%) 05/23/2022 (b)	805,000	806,900
Westpac Banking Corp.
0.689% (3 Month LIBOR + 0.570%) 01/11/2023 (b)	1,500,000	1,510,830
		58,357,703
Biotechnology - 0.5%
Gilead Sciences, Inc.
0.652% (3 Month LIBOR + 0.520%) 09/29/2023 (b)	1,134,000	1,134,684
Business Support Services - 0.9%
Glencore Finance Canada, Ltd.
4.950%, 11/15/2021 (a)	1,200,000	1,205,004
4.250%, 10/25/2022 (a)	1,000,000	1,039,440
		2,244,444
Capital Markets - 5.9%
Bank of New York Mellon Corp.
1.179% (3 Month LIBOR + 1.050%) 10/30/2023 (b)	910,000	919,566
BGC Partners, Inc.
5.375%, 07/24/2023	1,245,000	1,337,583
Charles Schwab Corp.
0.550% (3 Month SOFR + 0.500%) 03/18/2024 (b)	2,600,000	2,619,707

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2021 (Continued)

	Principal Amount	Value
Goldman Sachs Group, Inc.
1.721% (3 Month LIBOR + 1.600%) 11/29/2023 (b)	$2,980,000	$3,066,516
0.550% (3 Month SOFR + 0.500%) 09/10/2024 (b)	4,297,000	4,304,049
Morgan Stanley
1.345% (3 Month LIBOR + 1.220%) 05/08/2024 (b)	2,242,000	2,279,322
		14,526,743
Chemicals - 2.7%
Cabot Corp.
3.700%, 07/15/2022	1,370,000	1,404,677
LYB International Finance III LLC
1.131% (3 Month LIBOR + 1.000%) 10/01/2023 (b)	3,626,000	3,628,129
Sherwin Williams Co.
2.750%, 06/01/2022	293,000	297,032
Westlake Chemical Corp.
3.600%, 07/15/2022	1,150,000	1,169,325
		6,499,163
Commercial and Industrial Machinery and Equipment Rental and Leasing - 1.5%
Triton Container International, Ltd.
1.150%, 06/07/2024 (a)	3,550,000	3,545,013
Communications Equipment - 0.3%
Motorola Solutions, Inc.
4.000%, 09/01/2024	580,000	631,696
Consumer Finance - 1.0%
AIG Global Funding
2.700%, 12/15/2021 (a)	75,000	75,369
Capital One Financial Corp.
0.849% (3 Month LIBOR + 0.720%) 01/30/2023 (b)	2,291,000	2,309,731
		2,385,100
Containers & Packaging - 0.2%
WestRock RKT LLC
4.000%, 03/01/2023	500,000	519,738
Depository Credit Intermediation - 1.0%
Truist Bank
0.780% (3 Month SOFR + 0.730%) 03/09/2023 (b)	2,500,000	2,519,850
Diversified Financial Services - 0.4%
National Rural Utilities Cooperative Finance Corp.
0.190% (3 Month LIBOR + 0.065%) 02/16/2023 (b)	863,000	863,549
Diversified Telecommunication Services - 0.6%
AT&T, Inc.
1.294% (3 Month LIBOR + 1.180%) 06/12/2024 (b)	1,443,000	1,478,845
Electric Utilities - 0.3%
American Electric Power Co., Inc.
0.750%, 11/01/2023	665,000	665,057
Electronic Products - 0.2%
Arrow Electronics, Inc.
3.500%, 04/01/2022	500,000	505,033

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2021 (Continued)

	Principal Amount	Value
Energy - 0.1%
ConocoPhillips Co.
1.025% (3 Month LIBOR + 0.900%) 05/15/2022 (b)	$150,000	$150,793
Equity Real Estate Investment Trusts (REITs) - 1.3%
Public Storage
0.520% (3 Month SOFR + 0.470%) 04/23/2024 (b)	3,221,000	3,226,189
Food Products - 2.0%
Conagra Brands, Inc.
0.500%, 08/11/2023	700,000	700,130
General Mills, Inc.
1.144% (3 Month LIBOR + 1.010%) 10/17/2023 (b)	2,579,000	2,624,560
Hormel Foods Corp.
0.650%, 06/03/2024	1,536,000	1,537,608
		4,862,298
Health Care Providers & Services - 0.8%
Cigna Corp.
1.016% (3 Month LIBOR + 0.890%) 07/15/2023 (b)	2,020,000	2,045,281
Hotels, Restaurants & Leisure - 0.7%
Expedia Group, Inc.
3.600%, 12/15/2023	1,500,000	1,587,985
Household Products - 0.1%
Reckitt Benckiser Treasury Services PLC
0.689% (3 Month LIBOR + 0.560%) 06/24/2022 (a)(b)	200,000	200,801
Insurance - 6.1%
Allstate Corp.
0.762% (3 Month LIBOR + 0.630%) 03/29/2023 (b)	2,536,000	2,556,070
Athene Global Funding
1.362% (3 Month LIBOR + 1.230%) 07/01/2022 (a)(b)	200,000	201,608
Brighthouse Financial Global Funding
1.000%, 04/12/2024 (a)	2,250,000	2,263,713
0.810% (3 Month SOFR + 0.760%) 04/12/2024 (a)(b)	3,693,000	3,721,481
Fidelity National Financial, Inc.
5.500%, 09/01/2022	918,000	960,763
Infinity Property and Casualty Corp.
5.000%, 09/19/2022	1,010,000	1,052,557
Jackson National Life Global Funding
0.650% (3 Month SOFR + 0.600%) 01/06/2023 (a)(b)	2,000,000	2,012,795
Metropolitan Life Global Funding I
0.620% (3 Month SOFR + 0.570%) 01/13/2023 (a)(b)	2,000,000	2,011,456
		14,780,443
Insurance Carriers - 1.9%
John Hancock Life Insurance Co.
7.375%, 02/15/2024 (a)	495,000	568,857
Metropolitan Life Insurance Co.
7.875%, 02/15/2024 (a)	1,695,000	1,969,208

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2021 (Continued)

	Principal Amount	Value
Pacific Life Insurance Co. - Class C
7.900%, 12/30/2023 (a)	$1,700,000	$1,964,510
		4,502,575
Investment & Miscellaneous Financial Services - 0.1%
FMR LLC
5.350%, 11/15/2021 (a)	325,000	326,864
Machinery - 1.1%
Otis Worldwide Corp.
0.595% (3 Month LIBOR + 0.450%) 04/05/2023 (b)	2,720,000	2,720,290
Motion Picture and Video Industries - 0.3%
Historic TW, Inc.
9.150%, 02/01/2023	650,000	717,792
Multi Utilities - 5.0%
CenterPoint Energy, Inc.
0.700% (3 Month SOFR + 0.650%) 05/13/2024 (b)	3,791,000	3,799,083
Dominion Energy, Inc.
0.646% (3 Month LIBOR + 0.530%) 09/15/2023 (b)	5,538,000	5,542,029
Duke Energy Florida Project Finance LLC
1.731%, 09/01/2022	102,188	102,894
Duke Energy Progress LLC
0.305% (3 Month LIBOR + 0.180%) 02/18/2022 (b)	2,130,000	2,130,054
Wisconsin Power and Light Co.
2.250%, 11/15/2022	442,000	448,901
		12,022,961
Nondepository Credit Intermediation - 2.2%
7-Eleven, Inc.
0.578% (3 Month LIBOR + 0.450%) 08/10/2022 (a)(b)	1,869,000	1,869,456
0.800%, 02/10/2024 (a)	3,505,000	3,502,693
		5,372,149
Oil, Gas & Consumable Fuels - 2.7%
BP Capital Markets PLC
0.772% (3 Month LIBOR + 0.650%) 09/19/2022 (b)	315,000	316,714
Kinder Morgan, Inc.
1.406% (3 Month LIBOR + 1.280%) 01/15/2023 (b)	2,588,000	2,625,151
Phillips 66
0.745% (3 Month LIBOR + 0.620%) 02/15/2024 (b)	3,650,000	3,652,076
		6,593,941
Pesticide, Fertilizer, and Other Agricultural Chemical Manufacturing - 0.9%
Bayer US Finance II LLC
3.875%, 12/15/2023 (a)	2,000,000	2,128,446
Pharmaceuticals - 2.4%
AbbVie, Inc.
0.781% (3 Month LIBOR + 0.650%) 11/21/2022 (b)	2,000,000	2,013,137
AstraZeneca PLC
0.789% (3 Month LIBOR + 0.665%) 08/17/2023 (b)	2,878,000	2,908,345

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2021 (Continued)

	Principal Amount	Value
Pfizer, Inc.
0.446% (3 Month LIBOR + 0.330%) 09/15/2023 (b)	$877,000	$882,683
		5,804,165
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc.
0.300% (3 Month SOFR + 0.250%) 10/01/2024 (b)	2,000,000	2,005,749
NVIDIA Corp.
0.584%, 06/14/2024	2,000,000	2,002,759
QUALCOMM, Inc.
0.859% (3 Month LIBOR + 0.730%) 01/30/2023 (b)	1,267,000	1,278,763
		5,287,271
Trading Companies & Distributors - 0.1%
GATX Corp.
0.841% (3 Month LIBOR + 0.720%) 11/05/2021 (b)	290,000	290,214
Utilities - 2.0%
Entergy Louisiana LLC
0.950%, 10/01/2024	4,897,000	4,898,622
TOTAL CORPORATE BONDS (Cost $224,823,426)		225,328,827

MUNICIPAL DEBT OBLIGATIONS - 1.3%
Bucks County Industrial Development Authority - Class B
4.000%, 10/01/2021	235,000	235,000
City of Moline IL
2.080%, 12/01/2021	135,000	135,337
2.130%, 12/01/2022	100,000	101,764
City of Oakland CA
4.000% 12/15/2022	700,000	729,757
Colorado Bridge Enterprise
0.923%, 12/31/2023	2,000,000	2,008,858
TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $3,205,018)		3,210,716

SHORT-TERM INVESTMENTS - 4.2%
MONEY MARKET FUNDS - 4.2%
First American Government Obligations Fund - Class X, 0.03% (d)	10,087,509	10,087,509
TOTAL SHORT-TERM INVESTMENTS (Cost $10,087,509)		10,087,509

Total Investments (Cost $239,651,043) - 99.0%		240,166,580
Other Assets in Excess of Liabilities - 1.0%		2,385,872
TOTAL NET ASSETS - 100.0%		$242,552,452

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2021 (Continued)

Percentages are stated as a percent of net assets.

(a)	Restriced security as defined in Rule 144(a) under the Securities Act of 1933. Resale to the public may require registration or may extend only to qualified institutional buyers. At September 30, 2021, the market value of these securities total $52,728,555, which represents 21.74% of total net assets.
(b)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2021.
(c)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of September 30, 2021.
(d)	The rate quoted is the annualized seven-day yield at period end.
(e)	As of September 30, 2021, the Fund had a significant portion of its assets invested in the Banking Industry.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

September 30, 2021

	Shares	Value

COMMON STOCKS - 99.6%
Canada - 4.2%
Biotechnology - 1.0% (d)
Arbutus Biopharma Corp. (a)	36,207	$155,328
IMV, Inc. (a)(b)	30,007	49,812
VBI Vaccines, Inc. (a)	86,656	269,500
XBiotech, Inc. (b)	11,092	143,641
Total Biotechnology		618,281
Life Sciences Tools & Services - 3.2%
AbCellera Biologics, Inc. (a)	101,764	2,039,351
Total Canada		2,657,632

Cayman Islands - 6.2%
Biotechnology - 6.2% (d)
I-Mab - ADR (a)	26,485	1,919,898
Zai Lab, Ltd. - ADR (a)	19,261	2,029,917
Total Biotechnology		3,949,815

Denmark - 0.1%
Biotechnology - 0.1% (d)
Evaxion Biotech A/S - ADR (a)(b)	6,859	66,121

France - 0.7%
Pharmaceuticals - 0.7%
Sanofi - ADR (b)	9,557	460,743

Germany - 5.5%
Biotechnology - 5.5% (d)
BioNTech SE - ADR (a)	12,853	3,508,740

Japan - 0.8%
Pharmaceuticals - 0.8%
Takeda Pharmaceutical Co., Ltd. - ADR (a)(b)	30,065	492,465

Netherlands - 3.4%
Biotechnology - 3.4% (d)
CureVac NV (a)(b)	39,185	2,140,285
InflaRx NV (a)	16,134	41,787
Total Biotechnology		2,182,072

United Kingdom - 5.3%
Biotechnology - 1.3% (d)
Immunocore Holdings PLC - ADR (a)	16,292	603,944
Vaccitech PLC - ADR (a)	12,923	203,408
Total Biotechnology		807,352

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Health Care Equipment & Supplies - 2.5%
Ortho Clinical Diagnostics Holdings PLC (a)	85,856	$1,586,619
Pharmaceuticals - 1.5%
AstraZeneca PLC - ADR	8,436	506,666
GlaxoSmithKline PLC - ADR (b)	12,133	463,602
Total Pharmaceuticals		970,268
Total United Kingdom		3,364,239

United States - 73.4%
Biotechnology - 42.6% (d)
AbbVie, Inc.	4,487	484,013
Adagio Therapeutics, Inc. (a)	46,864	1,979,535
Aligos Therapeutics, Inc. (a)	15,558	241,305
Alnylam Pharmaceuticals, Inc. (a)(b)	21,094	3,982,758
Arcturus Therapeutics Holdings, Inc. (a)	9,119	435,706
Assembly Biosciences, Inc. (a)	16,421	57,145
Athersys, Inc. (a)	78,413	104,289
BioCryst Pharmaceuticals, Inc. (a)(b)	65,312	938,533
CEL-SCI Corp. (a)(b)	14,478	159,113
Chimerix, Inc. (a)	30,648	189,711
Codiak Biosciences, Inc. (a)	7,768	126,851
ContraFect Corp. (a)	13,905	56,315
Cue Biopharma, Inc. (a)	10,922	159,134
Dicerna Pharmaceuticals, Inc. (a)	28,384	572,221
Dynavax Technologies Corp. (a)	41,879	804,496
Emergent BioSolutions, Inc. (a)(b)	19,546	978,668
Enanta Pharmaceuticals, Inc. (a)(b)	7,381	419,315
Enochian Biosciences, Inc. (a)	18,848	126,847
Gilead Sciences, Inc.	6,949	485,388
Hookipa Pharma, Inc. (a)	10,915	64,289
iBio, Inc. (a)	76,413	80,998
Icosavax, Inc. (a)	14,361	424,942
ImmunityBio, Inc. (a)	142,825	1,391,116
Immunome, Inc. (a)(b)	4,200	102,270
Inovio Pharmaceuticals, Inc. (a)(b)	76,809	549,952
Moderna, Inc. (a)	10,618	4,086,444
Novavax, Inc. (a)	16,304	3,379,982
OPKO Health, Inc. (a)(b)	248,716	907,813
PhaseBio Pharmaceuticals, Inc. (a)	17,172	53,405
Regeneron Pharmaceuticals, Inc. (a)	744	450,254
Silverback Therapeutics, Inc. (a)	11,809	117,854
SQZ Biotechnologies Co. (a)	10,131	146,089
Tonix Pharmaceuticals Holding Corp. (a)	124,598	74,896
Vaxart, Inc. (a)(b)	43,937	349,299
Vaxcyte, Inc. (a)	19,056	483,451
Vir Biotechnology, Inc. (a)(b)	47,691	2,075,512
Total Biotechnology		27,039,909

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Health Care Equipment & Supplies - 6.2%
Abbott Laboratories	3,912	$462,125
Co-Diagnostics, Inc. (a)	10,179	99,042
Hologic, Inc. (a)	6,258	461,903
Lucira Health, Inc. (a)	14,130	107,388
Meridian Bioscience, Inc. (a)	15,830	304,569
OraSure Technologies, Inc. (a)	26,293	297,374
Quidel Corp. (a)	15,202	2,145,761
Talis Biomedical Corp. (a)	9,295	58,094
Total Health Care Equipment & Supplies		3,936,256
Health Care Providers & Services - 11.9%
Enzo Biochem, Inc. (a)	17,276	61,157
Fulgent Genetics, Inc. (a)	10,766	968,402
Laboratory Corp. of America Holdings (a)	13,694	3,854,039
Quest Diagnostics, Inc.	18,160	2,638,830
Total Health Care Providers & Services		7,522,428
Life Sciences Tools & Services - 6.8%
Adaptive Biotechnologies Corp. (a)	51,399	1,747,052
Bio-Rad Laboratories, Inc. - Class A (a)	3,409	2,542,943
Total Life Sciences Tools & Services		4,289,995
Pharmaceuticals - 5.9%
Atea Pharmaceuticals, Inc. (a)(b)	30,225	1,059,688
Bristol-Myers Squibb Co.	7,603	449,870
CorMedix, Inc. (a)	14,170	65,891
Eli Lilly and Co. (b)	1,937	447,544
Johnson & Johnson	2,874	464,151
Merck & Co., Inc.	6,518	489,567
Paratek Pharmaceuticals, Inc. (a)	17,173	83,461
Pfizer, Inc.	10,732	461,583
SIGA Technologies, Inc. (a)	28,888	213,482
Total Pharmaceuticals		3,735,237
Total United States		46,523,825
TOTAL COMMON STOCKS (Cost $61,926,578)		63,205,652

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 17.1%
ETFMG Sit Ultra Short ETF (e)	25,000	1,243,875
Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (c)	9,597,953	9,597,953
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $10,841,928)		10,841,828

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
First American Government Obligations Fund - Class X, 0.03% (c)	282,378	$282,378
TOTAL SHORT-TERM INVESTMENTS (Cost $282,378)

Total Investments (Cost $73,050,884) - 117.1%		74,329,858
Liabilities in Excess of Other Assets - (17.1)%		(10,849,265)
TOTAL NET ASSETS - 100.0%		$63,480,593

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2021.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2021 the Fund had a significant portion of its assets in the Biotechnology Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2021

	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Sit Ultra Short ETF	ETFMG Treatments, Testing and Advancements ETF
ASSETS
Investments in unaffiliated securities, at value*	$2,524,207,940	$1,362,879,256	$240,166,580	$73,085,983
Investments in affiliated securities, at value*	162,339,082	44,779,500	—	1,243,875
Cash	—	—	1,973	—
Foreign currency*	—	1,492	—	—
Receivables:
Dividends and interest receivable	2,985,119	1,657,485	617,118	14,718
Securities lending income receivable	75,165	64,981	—	16,194
Receivable for Investments sold	—	—	23,192,876	—
Total Assets	2,689,607,306	1,409,382,714	263,978,547	74,360,770

LIABILITIES
Collateral received for securities loaned (Note 7)	380,755,862	214,965,303	—	10,841,928
Payables:
Payable for investments purchased	—	—	21,366,458	—
Collateral payable	—	—	—	—
Management fees payable	1,203,859	780,278	59,637	38,249
Total Liabilities	381,959,721	215,745,581	21,426,095	10,880,177
Net Assets	$2,307,647,585	$1,193,637,133	$242,552,452	$63,480,593

NET ASSETS CONSIST OF:
Paid-in Capital	$2,202,734,169	$1,145,329,136	$243,266,282	$64,910,115
Total Distributable Earnings (Accumulated Losses)	104,913,416	48,307,997	(713,830)	(1,429,522)
Net Assets	$2,307,647,585	$1,193,637,133	$242,552,452	$63,480,593

*Identified Cost:

Investments in unaffiliated securities	$2,165,556,032	$1,229,840,709	$239,651,043	$71,806,909
Investments in affiliated securities	176,942,904	45,008,104	—	1,243,975
Foreign currency	—	1,495	—	—

Shares Outstanding^	37,850,000	17,600,000	4,875,000	1,550,000

Net Asset Value, Offering and Redemption Price per Share	$60.97	$67.82	$49.75	$40.96

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF OPERATIONS

For the Year ended September 30, 2021

	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Sit Ultra Short ETF	ETFMG Treatments, Testing and Advancements ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $258,933, $108,276, $-, $9,129)	$18,890,118	$5,821,772	$—	$225,260
Interest	2,354	541	1,516,886	60
Securities lending income	645,932	434,678	—	754,167
Total Investment Income	19,538,404	6,256,991	1,516,886	979,487

Expenses:
Management fees	12,444,401	8,525,073	423,487	401,261
Loan interest	262	—	—	—
Total Expenses	12,444,663	8,525,073	423,487	401,261
Net Investment Income (Loss)	7,093,741	(2,268,082)	1,093,399	578,226

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(4,515,134)	(22,660,873)	74,759	(1,230,897)
Affiliated Investments	(4,615,316)	—	—	—
In-Kind redemptions	339,773,093	166,422,257	—	15,038,672
Foreign currency and foreign currency translation	(113,257)	(145,151)	—	—
Net Realized Gain on Investments and In-Kind redemptions	330,529,386	143,616,233	74,759	13,807,775
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	145,945,093	59,739,609	(112,246)	6,477,607
Affiliated Investments	7,874,590	(15,750)	—	(750)
Foreign currency and foreign currency translation	515	(737)	—	—
Net change in Unrealized Appreciation (Depreciation) of Investments	153,820,198	59,723,122	(112,246)	6,476,857
Net Realized and Unrealized Gain (Loss) on Investments	484,349,584	203,339,355	(37,487)	20,284,632
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$491,443,325	$201,071,273	$1,055,912	$20,862,858

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
OPERATIONS
Net investment income	$7,093,741	$21,528,502
Net realized gain on investments and In-Kind Redemptions	330,529,386	126,566,289
Net change in unrealized appreciation of investments and foreign currency and foreign currency translation	153,820,198	167,281,470
Net increase in net assets resulting from operations	491,443,325	315,376,261

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(6,619,000)	(21,333,000)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	318,934,925	(217,450,615)
Transaction Fees (See Note 1)	74,347	20,965
Net increase (decrease) in net assets from capital share transactions	319,009,272	(217,429,650)
Total increase in net assets	803,833,597	76,613,611

NET ASSETS
Beginning of Year	1,503,813,988	1,427,200,377
End of Year	$2,307,647,585	$1,503,813,988

Summary of share transactions is as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	16,750,000	$994,736,015	6,000,000	$265,419,220
Transaction Fees (See Note 1)	—	74,347	—	20,965
Shares Redeemed	(11,200,000)	(675,801,090)	(11,800,000)	(482,869,835)
Net Transactions in Fund Shares	5,550,000	$319,009,272	(5,800,000)	$(217,429,650)
Beginning Shares	32,300,000		38,100,000
Ending Shares	37,850,000		32,300,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
OPERATIONS
Net investment income (loss)	$(2,268,082)	$(520,736)
Net realized gain on investments and In-Kind Redemptions	143,616,233	46,567,698
Net change in unrealized appreciation of investments and foreign currency and foreign currency translation	59,723,122	54,396,310
Net increase in net assets resulting from operations	201,071,273	100,443,272

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	—	(216,000)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	194,384,200	(45,375,255)
Transaction Fees (See Note 1)	39,220	92,896
Net increase (decrease) in net assets from capital share transactions	194,423,420	(45,282,359)
Total increase in net assets	395,494,693	54,944,913

NET ASSETS
Beginning of Year	798,142,440	743,197,527
End of Year	$1,193,637,133	$798,142,440

Summary of share transactions is as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	8,700,000	$593,606,155	9,650,000	$474,195,120
Transaction Fees (See Note 1)	—	39,220	—	92,896
Shares Redeemed	(5,800,000)	(399,221,955)	(10,900,000)	(519,570,375)
Net Transactions in Fund Shares	2,900,000	$194,423,420	(1,250,000)	$(45,282,359)
Beginning Shares	14,700,000		15,950,000
Ending Shares	17,600,000		14,700,000

The accompanying notes are an integral part of these financial statements.

ETFMG Sit Ultra Short ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Period Ended September 30, 2020[1]
OPERATIONS
Net investment income	$1,093,399	$1,331,200
Net realized gain (loss) on investments and In-Kind Redemptions	74,759	(1,407,472)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	(112,246)	627,783
Net increase in net assets resulting from operations	1,055,912	551,511

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(1,070,997)	(1,250,256)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	136,797,377	106,468,905
Net increase in net assets	136,782,292	105,770,160

NET ASSETS
Beginning of Year/Period	105,770,160	—
End of Year/Period	$242,552,452	$105,770,160

Summary of share transactions is as follows:

	Year Ended September 30, 2021		Period Ended September 30, 2020[1]
	Shares	Amount	Shares	Amount
Shares Sold	3,050,000	$151,723,497	2,200,000	$110,191,975
Shares Redeemed	(300,000)	(14,926,120)	(75,000)	(3,723,070)
Net Transactions in Fund Shares	2,750,000	$136,797,377	2,125,000	$106,468,905
Beginning Shares	2,125,000		—
Ending Shares	4,875,000		2,125,000

[1]	Fund commenced operations on October 8, 2019. The information presented is for the period from October 8, 2019 to September 30, 2020.

The accompanying notes are an integral part of these financial statements.

ETFMG Treatments, Testing and Advancements ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Period Ended September 30, 2020[1]
OPERATIONS
Net investment income	$578,226	$36,158
Net realized gain (loss) on investments and In-Kind Redemptions	13,807,775	(1,086,125)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	6,476,857	(5,197,883)
Net increase (decrease) in net assets resulting from operations	20,862,858	(6,247,850)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(647,750)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(10,764,405)	60,277,740
Net increase in net assets	9,450,703	54,029,890

NET ASSETS
Beginning of Year/Period	54,029,890	—
End of Year/Period	$63,480,593	$54,029,890

Summary of share transactions is as follows:

	Year Ended September 30, 2021		Period Ended September 30, 2020[1]
	Shares	Amount	Shares	Amount
Shares Sold	900,000	$35,594,570	2,500,000	$75,601,825
Shares Redeemed	(1,300,000)	(46,358,975)	(550,000)	(15,324,085)
Net Transactions in Fund Shares	(400,000)	$(10,764,405)	1,950,000	$60,277,740
Beginning Shares	1,950,000		—
Ending Shares	1,550,000		1,950,000

[1]	Fund commenced operations on June 17, 2020. The information presented is for the period from June 17, 2020 to September 30, 2020.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017

Net Asset Value, Beginning Year	$46.56	$37.46	$40.08	$30.11	$27.91
Income (Loss) from Investment Operations:
Net investment income (loss) [1]	0.20	0.64	0.07	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	14.39	9.10	(2.64)	9.94	2.34
Total from investment operations	14.59	9.74	(2.57)	9.97	2.33
Less Distributions:
Distributions from net investment income	(0.18)	(0.64)	(0.05)	(0.00)[3]	(0.13)
Total distributions	(0.18)	(0.64)	(0.05)	(0.00)[3]	(0.13)
Net asset value, end year	$60.97	$46.56	$37.46	$40.08	$30.11
Total Return	31.34%	26.75%	-6.42%	33.16%	8.42%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$2,307,648	$1,503,814	$1,427,200	$1,835,861	$1,097,360

Expenses to Average Net Assets before legal expense	0.60%	0.60%	0.60%	0.60%	0.68%
Gross Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.72%[2]
Net Investment Income (Loss) to Average Net Assets	0.35%	1.50%	0.19%	0.07%	-0.03%
Portfolio Turnover Rate	34%	33%	36%	41%	53%

[1]	Calculated based on average shares outstanding during the year.
[2]	The ratio of expenses to average net assets includes legal expense.
[3]	Per share amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017

Net Asset Value, Beginning Year	$54.30	$46.60	$42.86	$32.57	$24.96
Income (Loss) from
Investment Operations:
Net investment income (loss) [1]	(0.13)	(0.04)	0.03	0.07	0.03
Net realized and unrealized gain (loss) on investments	13.65	7.75	3.93	10.22	7.60
Total from investment operations	13.52	7.71	3.96	10.29	7.63
Less Distributions:
Distributions from net investment income	—	(0.02)	(0.05)	(0.01)	(0.02)
Net realized gains	—	—	(0.18)	—	—
Total distributions	—	(0.02)	(0.23)	(0.01)	(0.02)
Capital Share Transactions:
Transaction fees added to paid-in capital	—	0.01	0.01	0.01	—
Net asset value, end year	$67.82	$54.30	$46.60	$42.86	$32.57
Total Return	24.91%	16.56%	9.49%	31.62%	30.59%

Ratios/Supplemental Data:
Net assets at end year (000’s)	$1,193,637	$798,142	$743,198	$522,874	$170,993

Expenses to Average Net Assets before legal expense	0.75%	0.75%	0.75%	0.75%	0.75%
Gross Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.80%[2]
Net Investment Income (Loss) to Average Net Assets	-0.20%	-0.08%	0.06%	0.16%	0.12%
Portfolio Turnover Rate	27%	19%	28%	16%	31%

[1]	Calculated based on average shares outstanding during the year.
[2]	The ratio of expenses to average net assets includes legal expense.

The accompanying notes are an integral part of these financial statements.

ETFMG Sit Ultra Short ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2021	Period Ended September 30, 2020[1]

Net Asset Value, Beginning Year/Period	$49.77	$50.00
Income from Investment Operations:
Net investment income [2]	0.39	0.86
Net realized and unrealized gain (loss) on investments	(0.02)	(0.27)
Total from investment operations	0.37	0.59
Less Distributions:
Distributions from net investment income	(0.39)	(0.82)
Total distributions	(0.39)	(0.82)
Net asset at end of year/period	$49.75	$49.77
Total Return	0.75%[5]	1.19%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$242,552	$105,770

Expenses to Average Net Assets before legal expense	0.30%	0.30%[4]
Gross Expenses to Average Net Assets	0.30%	0.30%[4]
Net Investment Income to Average Net Assets	0.77%	1.78%[4]
Portfolio Turnover Rate	55%	132%[3]

[1]	Commencement of operations on October 8, 2019.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	The returns reflect the actual performance for the period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The accompanying notes are an integral part of these financial statements.

ETFMG Treatments, Testing and Advancements ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2021	Period Ended September 30, 2020[1]

Net Asset Value, Beginning Year/Period	$27.71	$25.00
Income from Investment Operations:
Net investment income [2]	0.36	0.02
Net realized and unrealized gain on investments	13.28	2.69
Total from investment operations	13.64	2.71
Less Distributions:
Distributions from net investment income	(0.39)	—
Total distributions	(0.39)	—
Net asset at end of year/period	$40.96	$27.71
Total Return	49.43%[5]	10.82%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$63,481	$54,030

Expenses to Average Net Assets before legal expense	0.68%	0.68%[4]
Gross Expenses to Average Net Assets	0.68%	0.68%[4]
Net Investment Income to Average Net Assets	0.98%	0.25%[4]
Portfolio Turnover Rate	39%	41%[3]

[1]	Commencement of operations on June 17, 2020.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	The returns reflect the actual performance for the period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

NOTE 1 – ORGANIZATION

ETFMG Prime Cyber Security ETF (“HACK”), ETFMG Prime Mobile Payments ETF (“IPAY”), ETFMG Sit Ultra Short ETF (“VALT”), and ETFMG Treatments, Testing and Advancements ETF (“GERM”) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

On June 29, 2020 the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of IPAY and HACK (collectively, the “Target Funds”) into corresponding new funds, the ISE Mobile Payments ETF and the ISE Cyber Security ETF (collectively, the “Acquiring Funds”), which are newly created series of ETF Series Solutions, with similar investment objectives and lower fees and expenses than IPAY or HACK (the “Reorganization”). The Reorganization is subject to certain conditions including approval by shareholders of IPAY and HACK, respectively. Shareholders of record, as of July 10, 2020, have received proxy materials soliciting their vote with respect to the proposed Reorganization. Pursuant to the Agreement and upon shareholder approval, each of IPAY and HACK will transfer all of its assets to the respective Acquiring Fund in return for shares of beneficial interest of the Acquiring Fund and each Acquiring Fund will assume all of the respective liabilities of IPAY and HACK, respectively. Exchange Traded Concepts, LLC (“ETC”) is the investment adviser to the Acquiring Funds. The Joint Special Meeting of Shareholders of IPAY and HACK (the “Special Meeting”), originally scheduled to be held on October 9, 2020, and rescheduled to July 27, 2021, was adjourned because the necessary quorum was not obtained to vote on the Reorganization. After considering all alternatives, Target Funds’ management and the Board of Trustees of the Trust have determined not to reconvene a meeting of the Target Funds’ shareholders to vote on the Reorganization. Therefore, whether or not you voted your shares for the Reorganization, your investment will continue to be in shares of the Target Funds, each a series of ETF Managers Trust. The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
ETFMG Prime Cyber Security ETF	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield of the Prime Cyber Defense Index (“Prime Cyber Index”).
ETFMG Prime Mobile Payments ETF	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (“Prime Mobile Index”).
ETFMG Sit Ultra Short ETF	10/8/2019	Seeks to achieve its investment objective by investing in a diversified portfolio of high-quality short-term U.S. dollar denominated domestic and foreign debt securities and other instruments.
ETFMG Treatments, Testing and Advancements ETF	6/17/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Treatments, Testing and Advancements Index.

The Funds each currently offer one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2021, the Funds did not hold any securities that were fair valued by the Board.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2021:

ETFMG Prime Cyber Security ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$2,302,968,446	$—	$—	$2,302,968,446
Short-Term Investments	3,168,781	—	—	3,168,781
ETFMG Sit Ultra Short ETF**	87,071,250	—	—	87,071,250
Investments Purchased with Securities Lending Collateral*	—	—	—	293,338,545
Total Investments in Securities	$2,393,208,477	$—	$—	$2,686,547,022

ETFMG Prime Mobile Payments ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,186,304,272	$—	$—	$1,186,304,272
Short-Term Investments	6,617,785	—	—	6,617,785
ETFMG Sit Ultra Short ETF**	44,779,500	—	—	44,779,500
Investments Purchased with Securities Lending Collateral*	—	—	—	169,957,199
Total Investments in Securities	$1,237,701,557	$—	$—	$1,407,658,756

ETFMG Sit Ultra Short ETF
Assets^	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$1,539,528	$—	$1,539,528
Corporate Bonds	—	225,328,827	—	225,328,827
Municipal Obligations	—	3,210,716	—	3,210,716
Short-Term Investments	10,087,509	—	—	10,087,509
Total Investments in Securities	$10,087,509	$230,079,071	$—	$240,166,580

ETFMG Treatments, Testing and Advancements ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$63,205,652	$—	$—	$63,205,652
Short-Term Investments	282,378	—	—	282,378
ETFMG Sit Ultra Short ETF**	1,243,875	—	—	1,243,875
Investments Purchased with Securities Lending Collateral*	—	—	—	9,597,953
Total Investments in Securities	$64,731,905	$—	$—	$74,329,858

^	See Schedule of Investments for classifications by country and industry.
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
**	Investment was purchased with collateral.

B.	Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2021, management has reviewed the tax positions for open periods (for Federal purposes, four years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds, other than VALT, are not actively managed (“Index Funds”). Therefore, those Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Index Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Funds’ expenses, the Index Funds’ performance may be below that of their respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19),have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, the Advisor has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds unitary fees are accrued daily and paid monthly. The Advisor bears the costs of all advisory and non- advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

ETFMG Prime Cyber Security ETF	0.60%
ETFMG Prime Mobile Payments ETF	0.75%
ETFMG Sit Ultra Short ETF	0.30%
ETFMG Treatments, Testing and Advancements ETF	0.68%

Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate ETFMG Financial, LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for HACK, IPAY, and GERM. Level is not affiliated with the Trust or the Advisor.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the year ended September 30, 2021, the Funds did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2021:

	Purchases	Sales
ETFMG Prime Cyber Security ETF	$775,781,869	$710,656,532
ETFMG Prime Mobile Payments ETF	330,758,067	312,390,728
ETFMG Sit Ultra Short ETF	271,709,110	142,597,950
ETFMG Treatments, Testing and Advancements ETF	22,841,698	23,959,289

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2021:

	Purchases In-Kind	Sales In-Kind
ETFMG Prime Cyber Security ETF	$958,821,274	$663,318,708
ETFMG Prime Mobile Payments ETF	579,046,054	392,969,115
ETFMG Sit Ultra Short ETF	—	—
ETFMG Treatments, Testing and Advancements ETF	35,239,507	44,972,663

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2021.

NOTE 7 — SECURITIES LENDING

The Funds, except for VALT, may lend up to 33 1⁄3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (the “Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short- term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

As of the year ended September 30, 2021 the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
ETFMG Prime Cyber Security ETF	$370,616,050	$380,755,862
ETFMG Prime Mobile Payments ETF	211,298,817	214,965,303
ETFMG Treatments, Testing and Advancements ETF	10,686,401	10,841,928

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, a money market fund with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2021 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ETFMG Prime
Cyber Security ETF	$2,401,040,537	$441,995,693	$(156,489,208)	$285,506,485
ETFMG Prime Mobile Payments ETF	1,301,934,331	203,125,831	(97,401,406)	105,724,425
ETFMG Sit Ultra Short ETF	239,654,901	550,557	(38,878)	511,679
ETFMG Treatments, Testing and Advancements ETF	73,631,811	9,416,918	(8,718,871)	698,047

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
ETFMG Prime Cyber Security ETF	$629,031	$—	$629,031	$(181,222,100)	$104,913,416
ETFMG Prime Mobile Payments ETF	—	—	—	(57,416,428)	48,307,997
ETFMG Sit Ultra Short ETF	116,138	—	116,139	(1,341,647)	(713,830)
ETFMG Treatments, Testing and Advancements ETF	1,444	—	1,444	(2,129,013)	(1,429,522)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2021, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
ETFMG Prime
Cyber Security ETF	$(74,327,872)	$(106,894,241)	Indefinite
ETFMG Prime Mobile Payments ETF	(20,056,769)	(35,819,530)	Indefinite
ETFMG Sit Ultra Short ETF	(1,341,647)	—	Indefinite
ETFMG Treatments, Testing and Advancements ETF	(2,129,013)	—	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2021.

	Late Year Ordinary Loss	Post- October Capital Loss
ETFMG Prime Cyber Security ETF	$—	$—
ETFMG Prime Mobile Payments ETF	1,542,196	—
ETFMG Sit Ultra Short ETF	—	—
ETFMG Treatments, Testing and Advancements ETF	—	—

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2021, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
ETFMG Prime
Cyber Security ETF	$(326,506,316)	$326,506,316
ETFMG Prime Mobile Payments ETF	(160,575,455)	160,575,455
ETFMG Sit Ultra Short ETF	—	—
ETFMG Treatments, Testing and Advancements ETF	(13,759,667)	13,759,667

The tax charter of distributions paid during the year ended September 30, 2021, and the year ended September 30, 2020 were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
ETFMG Prime
Cyber Security ETF	$6,619,000	$—	$21,333,000	$—
ETFMG Prime Mobile Payments ETF	—	—	216,000	—
ETFMG Sit Ultra Short ETF	1,070,997	—	1,250,256	—
ETFMG Treatments, Testing and Advancements
ETF	647,750	—	—	—

NOTE 9 – INVESTMENTS IN AFFILIATES

ETFMG Prime Cyber Security ETF

ETFMG Prime Cyber Security ETF owned the following companies during the year ended September 30, 2021. SecureWorks Corp. – Class A, ETFMG Sit Ultra Short ETF, and KnowBe4, Inc. – Class A are deemed to be affiliates of the Fund as defined by the 1940 Act as of the year ended September 30, 2021. Transactions during the year in these securities were as follows:

Security Name	Value at September 30, 2020	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2021	Ending Shares
SecureWorks Corp. - Class A *	$12,800,697	$16,644,491	$(8,838,787)	$1,326,620	$8,621,704	$—	$30,554,725	1,536,958
ETFMG Sit Ultra Short ETF *	49,785,000	37,308,440	—	—	(22,190)	—	87,071,250	1,750,000
Tufin Software Technologies, Ltd. **	16,657,303	12,827,751	(17,852,772)	(15,218,653)	18,248,907	—	14,662,536	1,491,611
KnowBe4, Inc. - Class A*	—	81,899,122	(12,237,107)	(4,497,360)	(20,451,548)		44,713,107	2,036,116
Total	$79,243,000	$148,679,804	$(38,928,666)	$(18,389,393)	$6,396,873	$—	$177,001,618	6,814,685

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

ETFMG Prime Mobile Payments ETF

ETFMG Prime Mobile Payments ETF owned the following company during the year ended September 30, 2021. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the year ended September 30, 2021. Transactions during the year in this security was as follows:

Security Name	Value at September 30, 2020	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2021	Ending Shares
ETFMG Sit Ultra Short ETF *	$29,871,000	$14,924,250	$—	$—	$(15,750)	$—	$44,779,500	900,000

ETFMG Treatments, Testing and Advancements ETF

ETFMG Treatments, Testing and Advancements ETF owned the following company during the year ended September 30, 2021. ETFMG Sit Ultra Short ETF deemed to be an affiliate of the Fund as defined by the 1940 Act as of the year ended September 30, 2021. Transactions during the year in this security was as follows:

Security Name	Value at September 30, 2020	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2021	Ending Shares
ETFMG Sit Ultra Short ETF *	$1,244,625	$—	$—	$—	$(750)	$—	$1,243,875	25,000

*Affiliate as of September 30, 2021.

** This security was not affiliated as of September 30, 2021.

1 Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

As of September 30, 2021, 54.87% of outstanding shares of VALT were owned by affiliates.

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims. The PureShares action was dismissed without prejudice by way of stipulation filed on February 14, 2020.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv -08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest (the “Judgment”). The Court also denied Plaintiff’s requests for punitive damages and equitable relief. ETFMG filed a Notice of Appeal from the Judgment in the United States Court of Appeals for the Second Circuit on January 19, 2021, Docket No. 20-300.

On October 28, 2021, Nasdaq and ETFMG entered into a Judgment Payment Agreement, which satisfied the Judgment. On November 1, 2021, Nasdaq recorded a Satisfaction of Judgment with the United States District Court for the Southern District of New York reflecting that the Judgment was paid in full, and ETFMG withdrew its appeal of the Judgment with prejudice before the United States Court of Appeals for the Second Circuit. PureShares is not a direct party to the Judgment Payment Agreement. ETFMG, however, believes PureShares’ claims in the New Jersey case, if reinstituted, would substantially overlap with those asserted on its behalf by Nasdaq that resulted in the Judgment, which has been satisfied.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Except as disclosed in Note 10, this evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

ETFMG™ ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Sit Ultra Short ETF and ETFMG Treatments, Testing and Advancements ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Sit Ultra Short ETF and ETFMG Treatments, Testing and Advancements ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust) as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2021

ETFMG™ ETFs

EXPENSE EXAMPLES

Six Months Ended September 30, 2021 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During the Period^	Annualized Expense Ratio During the Period April 1, 2021 to September 30, 2021
ETFMG Prime Cyber Security ETF
Actual	1,000.00	1,116.90	3.18	0.60%
Hypothetical (5% annual)	1,000.00	1,022.06	3.04	0.60%
ETFMG Prime Mobile Payments ETF
Actual	1,000.00	1,019.20	3.80	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%
ETFMG Sit Ultra Short ETF
Actual	1,000.00	1,004.10	1.51	0.30%
Hypothetical (5% annual)	1,000.00	1,023.56	1.52	0.30%
ETFMG Treatments, Testing and Advancements ETF
Actual	1,000.00	1,159.20	3.68	0.68%
Hypothetical (5% annual)	1,000.00	1,021.66	3.45	0.68%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

ETFMG™ ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

	Position(s)		Number of	Other
	Held with the		Portfolios	Directorships
	Trust, Term		in Fund	Held by
	of Office and		Complex	Trustee
Name and Year	Length of	Principal Occupation(s) During	Overseen	During Past 5
of Birth	Time Served	Past 5 Years	By Trustee	Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator)	17	None
John A. Flanagan, (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).

			n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)

Chief Compliance Officer of ETFMG Financial LLC (Since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).

			n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015- 2016).

			n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

ETFMG™ ETFs

Board of Trustees (Continued)

Name and Year	Position(s)	Principal Occupation(s) During	Number of	Other
of Birth	Held with the	Past 5 Years	Portfolios	Directorships
	Trust, Term		in Fund	Held by
	of Office and		Complex	Trustee
	Length of		Overseen	During Past 5
	Time Served		By Trustee	Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	17	None

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2021

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income

ETFMG Prime Cyber Security ETF	100.00%
ETFMG Prime Mobile Payments ETF	0.00%
ETFMG Sit Ultra Short ETF	0.00%
ETFMG Treatments, Testing and Advancements ETF	40.33%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was as follows:

Fund Name	Dividends Received Deduction

ETFMG Prime Cyber Security ETF	100.00%
ETFMG Prime Mobile Payments ETF	0.00%
ETFMG Sit Ultra Short ETF	0.00%
ETFMG Treatments, Testing and Advancements ETF	27.46%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain

ETFMG Prime Cyber Security ETF	0.00%
ETFMG Prime Mobile Payments ETF	0.00%
ETFMG Sit Ultra Short ETF	0.00%
ETFMG Treatments, Testing and Advancements ETF	0.00%

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2021 (Unaudited) (Continued)

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

ETFMG™ ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)     The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)     The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)     The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)     The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)     The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)     The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S -P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)     The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes

_____________

(1)	Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2021

ETFMG Travel Tech ETF

AWAY

ETFMG 2x Daily Travel Tech ETF

AWYX

The funds are series of ETF Managers Trust.

ETFMG TM ETFs

September 30, 2021

1

ETFMG TM ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs.

ETFMG Travel Tech ETF (AWAY) Performance Review

The following information pertains to the fiscal period from October 1, 2020 to September 30, 2021.

The ETFMG Travel Tech ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Travel Technology Index NTR (the “Index”).

Over the fiscal period, the total return for the Fund was 50.35%, while the total return the for the Index was 50.53%. The best performers in the Fund on the basis of contribution to return were Edreams Odigeo Sl, Hana Tour Service Inc., Lyft Inc.-A, Expedia Group Inc. and Sabre Corp., while the worst performers were Tuniu Corp.-Spon Adr, Facedrive Inc., Travelsky Technology Ltd.-H, Lastminute.Com Nv and Veltra Corp.

During the reporting period, the Fund saw an average approximate allocation to Hotels, Restaurants & Leisure 62.9%, Road & Rail 12.35%, IT Services 11.62%, Interactive Media & Services 8.2% and Internet & Direct Marketing Retail 2.53%. The Fund was exposed predominately to United States 30.3%, China 13.8%, Japan 9%, United Kingdom 8.7% and South Korea 7.6%.

ETFMG 2x Daily Travel Tech ETF (AWYX) Operational Review

The discussion below relates to the performance of AWYX (the “ETF”) for the period from the ETF’s inception, June 15, 2021 to the ETF’s fiscal year-end of September 30, 2021. The ETF is leveraged and seeks daily investment results, before fees and expenses, of 200% or -200% of the performance of the Index.

The ETF, as stated above, seeks daily investment results. It does not seek to track a multiple of the Index for periods of longer than one day and the performance of the ETF over longer periods may not correlate to the Index performance. The ETF should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

AWYX attempts to provide investment results that correlate to 200% of the return of the Index, meaning AWYX attempts to move in the same direction as the Index.

In seeking to achieve the ETF’s daily investment results, ETF Managers Group LLC (the “Adviser”) relies upon quantitative analysis to generate orders resulting in repositioning the ETF’s investments in accordance with its daily investment objective. Using this approach, the Adviser determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with the ETF’s objective. As a consequence, if the ETF is performing as designed, the return of the Index will dictate the return for the ETF. The ETF pursues its investment objective regardless of market conditions and does not take defensive positions. The ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, the ETF invests in some combination of financial instruments, including derivatives. The ETF invests significantly in derivatives, including swap agreements. The Adviser uses these types of investments to produce economically “leveraged” investment results. Leveraging allows the Adviser to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the ETF.

2

The ETF may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETF. The use of derivatives may expose the ETF to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because the ETF seeks daily investment results of the Index, a comparison of the return of the ETF to the Index does not provide an indication of whether the ETF has met its investment objective. To determine if the ETF has met its daily investment goals, the Adviser performs quantitative analysis seeking to determine the expected performance of the ETF as compared to Index. The quantitative analysis includes predictive models as well as stress-testing and back-testing.

Factors Affecting Performance of the ETF:

Leverage – The ETF seeks daily investment results (before fees and expenses) of 200% of the performance of the Index. The use of leverage magnifies an ETF’s gains or losses and increases the investment’s risk and volatility.

Index Performance – The daily performance of Index, and the factors and market conditions implicitly affecting the Index, are the primary factors driving ETF performance. Given the daily goals, the daily Index returns are most important. The market conditions that affected the Index during the past year are described in the Performance Overview section.

Volatility and Compounding – The goal of the ETF is to provide the specified multiple of the daily return of the Index. Over periods longer than a single day, the ETF should not be expected to provide the multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETF over longer periods are greater or less than the ETF’s daily stated goal. Periods of high volatility that lack a clear trend hurt the ETF’s performance while trending, low volatility markets enhance the ETF’s performance.

Cost of Financing – In order to attain leveraged or inverse leveraged exposure, the ETF receives [LIBOR] plus or minus a spread as applied to the borrowed portion of the ETF’s exposure. The spread varies by ETF and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. An increase in interest rates which effects the cost of financing will further impact the ETF’s performance and ability to track the Index.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in the ETF’s prospectus and may be higher than many traditional index funds’ fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETF. Transaction costs can be higher due to the ETF’s use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

3

ETFMG 2x Daily Travel Tech ETF (AWYX) Performance Review

The following information pertains to the fiscal period from the Fund’s inception, June 15, 2021 to September 30, 2021.

AWYX seeks to provide daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Index for a single day, not for any other period.

Over the reporting period, the Index had a total return of -7.88% and a volatility of 22.7%. Given the daily investment objectives of AWYX and the path dependency of returns for longer periods, the return of the Index for the reporting period alone should not generate expectations of AWYX performance for the same period. AWYX returned -18.95% for the reporting period and a volatility of 50.50%. For the reporting period AWYX had an average daily volume of 777 shares and an average daily statistical correlation of 97.1% to the return of the Index.

You can find further details about AWAY and AWYX by visiting www.etfmg.com, or by calling 1-844-383-6477.

Sincerely,

Samuel Masucci III

Chairman of the Board

4

ETFMG TM ETFs

ETFMG Travel Tech ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2021	1 Year Return	Since Inception (2/12/2020)	Value of $10,000 (9/30/2021)
ETFMG Travel Tech ETF (NAV)	50.35%	8.07%	$11,351
ETFMG Travel Tech ETF (Market)	49.16%	8.12%	$11,360
S&P 500 Index	30.00%	17.97%	$13,097
Prime Travel Technology Index GTR	50.52%	7.72%	$11,291
Prime Travel Technology Index NTR	50.53%	7.69%	$11,287

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on February 12, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

5

ETFMG TM ETFs

ETFMG Travel Tech ETF

Top Ten Holdings as of September 30, 2021 (Unaudited)*

	Security	% of Total Investments
1	Uber Technologies, Inc.	4.42%
2	Airbnb, Inc. - Class A	4.36%
3	Booking Holdings, Inc.	4.21%
4	Expedia Group, Inc.	4.14%
5	Trip.com Group, Ltd.	4.02%
6	Lyft, Inc. - Class A	3.95%
7	Webjet, Ltd.	3.92%
8	Tongcheng-Elong Holdings, Ltd.	3.86%
9	Sabre Corp.	3.85%
10	TravelSky Technology, Ltd.	3.84%
	Top Ten Holdings 40.57% of Total Investments
	* Current Fund holdings may not be indicative of future Fund holdings.

6

ETFMG TM ETFs

ETFMG 2x Daily Travel Tech ETF

Growth of $10,000 (Unaudited)

Average Cumulative Returns Period Ended September 30, 2021	Since Inception (6/15/2021)	Value of $10,000 (9/30/2021)
ETFMG 2x Daily Travel Tech ETF (NAV)	-18.95%	$8,105
ETFMG 2x Daily Travel Tech ETF (Market)	-20.15%	$7,985
S&P 500 Index	1.82%	$10,182
Prime Travel Technology Index GTR	-7.88%	$9,212
Prime Travel Technology Index NTR	-7.88%	$9,212

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on June 15, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

7

ETFMG TM ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

AWAY

The ETFMG Travel Tech ETF (the “Fund” or the “Travel Tech ETF”) seeks investment results that correspond generally to the price and yield, before fund fees and expenses, of the Prime Travel Technology Index (the “Index”).

Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is distributed by ETFMG Financial, which is not affiliated with Prime Indexes.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

8

AWYX

Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Investing in an ETFMG 2x Daily Leveraged ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The ETFMG 2x Daily Leveraged ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment.

The use of derivatives such as swaps are subject to additional risks that may cause prices to fluctuate over time and include the effects of compounding, market volatility, leverage risk, aggressive investment techniques risk, counterparty risk, and intra- day investment risk. Please see the summary and full prospectuses for a more complete description of these and other risks of investing in the Fund.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is a recently organized, diversified management investment company with limited operating history. ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

9

ETFMG TM ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2021 (Unaudited)

	ETFMG Travel Tech ETF	ETFMG 2x Daily Travel Tech ETF
As a percent of Net Assets:
Australia	8.9%	—%
Brazil	2.6	—
Canada	0.3	—
Cayman Islands	12.2	—
China	4.0	—
Japan	8.3	—
Luxembourg	3.1	—
Mauritius	3.9	—
Netherlands	4.1	—
Republic of Korea	6.8	—
Spain	4.0	—
United Kingdom	7.5	—
United States	31.7	—
Virgin Islands	2.5	—
Exchange Traded Funds	0.4	—
Total Return Swap	—	100.0
Short-Term and other Net Assets (Liabilities)	(0.3)	—
	100.0%	100.0%

10

ETFMG TM ETFs

ETFMG Travel Tech ETF

Schedule of Investments

September 30, 2021

	Shares	Value
COMMON STOCKS - 99.9%
Australia - 8.9%
Hotels, Restaurants & Leisure - 8.9% (d)
Corporate Travel Management, Ltd. (a)	717,961	$12,690,784
Helloworld Travel, Ltd. (a)	1,503,531	2,782,666
Webjet, Ltd. (a)	2,870,375	13,156,387
Total Hotels, Restaurants & Leisure		28,629,837

Brazil - 2.6%
Hotels, Restaurants & Leisure - 2.6% (d)
CVC Brasil Operadora e Agencia de Viagens SA (a)	2,126,269	8,382,867

Canada - 0.3%
Road & Rail - 0.3%
Facedrive, Inc. (a)(b)	907,859	974,805

Cayman Islands - 12.2%
Hotels, Restaurants & Leisure - 8.7% (d)
Tongcheng-Elong Holdings, Ltd. (a)	5,352,527	12,940,153
Trip.com Group, Ltd. - ADR (a)	438,442	13,482,092
Tuniu Corp. - ADR (a)(b)	1,121,013	1,692,730
Total Hotels, Restaurants & Leisure		28,114,975
Road & Rail - 3.3%
DiDi Global, Inc. - ADR (a)(b)	1,381,995	10,765,741
Software - 0.2%
Lvji Technology Holdings, Inc. (a)	7,604,589	605,659
Total Cayman Islands		39,486,375

China - 4.0%
IT Services - 4.0%
TravelSky Technology, Ltd.	6,676,009	12,863,794

Japan - 8.3%
Hotels, Restaurants & Leisure - 6.5% (d)
Adventure, Inc.	64,586	5,222,822
Airtrip Corp.	205,237	8,113,957
Open Door, Inc. (a)	297,165	7,676,440
Total Hotels, Restaurants & Leisure		21,013,219
Internet & Direct Marketing Retail - 1.8%
Temairazu, Inc.	61,566	3,551,405
Veltra Corp. (a)	314,443	2,302,629
Total Internet & Direct Marketing Retail		5,854,034
Total Japan		26,867,253

Luxembourg - 3.1%
Hotels, Restaurants & Leisure - 3.1% (d)
eDreams ODIGEO SA - ADR (a)	1,128,160	9,866,336

The accompanying notes are an integral part of these financial statements.

11

ETFMG TM ETFs

ETFMG Travel Tech ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Mauritius - 3.9%
Hotels, Restaurants & Leisure - 3.9% (d)
MakeMyTrip, Ltd. (a)	459,092	$12,482,712

Netherlands - 4.1%
Hotels, Restaurants & Leisure - 1.5% (d)
Lastminute.com NV (a)	110,965	4,679,355
Interactive Media & Services - 2.6%
Trivago NV - ADR (a)	3,407,344	8,416,140
Total Netherlands		13,095,495

Republic of Korea - 6.8%
Hotels, Restaurants & Leisure - 6.8% (d)
Hana Tour Service, Inc. (a)	133,359	9,900,554
Lotte Tour Development Co., Ltd. (a)	662,864	11,756,878
Total Hotels, Restaurants & Leisure		21,657,432

Spain - 4.0%
IT Services - 4.0%
Amadeus IT Group SA (a)	194,153	12,792,103

United Kingdom - 7.5%
Hotels, Restaurants & Leisure - 6.0% (d)
On the Beach Group PLC (a)	1,567,494	8,089,120
Trainline PLC (a)	2,354,481	11,147,913
Total Hotels, Restaurants & Leisure		19,237,033
Software - 1.5%
accesso Technology Group PLC (a)	392,662	4,841,017
Total United Kingdom		24,078,050

United States - 31.7%
Airlines - 2.1%
Blade Air Mobility, Inc. - Class A (a)(b)	661,113	6,875,575
Hotels, Restaurants & Leisure - 13.1% (d)
Airbnb, Inc. - Class A (a)	87,113	14,613,205
Booking Holdings, Inc. (a)	5,950	14,124,526
Expedia Group, Inc. (a)	84,686	13,880,034
Total Hotels, Restaurants & Leisure		42,617,765
Interactive Media & Services - 3.7%
TripAdvisor, Inc. (a)	352,481	11,931,482
IT Services - 4.0%
Sabre Corp. (a)(b)	1,091,955	12,928,747
Road & Rail - 8.8%
Lyft, Inc. - Class A (a)(b)	246,943	13,233,675
Uber Technologies, Inc. (a)	330,840	14,821,633
Total Road & Rail		28,055,308
Total United States		102,408,877

The accompanying notes are an integral part of these financial statements.

12

ETFMG TM ETFs

ETFMG Travel Tech ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Virgin Islands (UK) - 2.5%
Hotels, Restaurants & Leisure - 2.5% (d)
Despegar.com Corp. (a)	667,504	$8,030,073
TOTAL COMMON STOCKS (Cost $344,658,238)		321,616,009

INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 4.0%
ETFMG Sit Ultra Short ETF (e)	25,000	1,243,875
Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (c)	11,450,432	11,450,432
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLLATERAL (Cost $12,693,895)		12,694,307

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 0.03% (c)	1,071,079	1,071,079
TOTAL SHORT-TERM INVESTMENTS (Cost $1,071,079)		1,071,079

Total Investments (Cost $358,423,212) - 104.2%		335,381,395
Liabilities in Excess of Other Assets - (4.2)%		(13,424,212)
TOTAL NET ASSETS - 100.0%		$321,957,183

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	This security or a portion of this security was out on loan at September 30, 2021.
(c)	The rate quoted is the annualized seven-day yield at September 30, 2021.
(d)	As of September 30, 2021 the Fund had a significant portion of its assets in the Hotels, Restaurants & Leisure Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

13

ETFMG TM ETFs

ETFMG 2x Daily Travel Tech ETF

Schedule of Total Return Swaps

September 30, 2021

Reference Entity	Fund Pays/Receives Reference Entity	Counterparty	Payment Frequency	Financing Rate	Upfront Premiums Paid/Received	Notional Amount	Unrealized Appreciation (Depreciation)
ETFMG Travel Tech ETF Swap	Receives	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index - 1.25%	$—	$1,502,228	$—

The accompanying notes are an integral part of these financial statements.

14

ETFMG TM ETFs

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2021

	ETFMG Travel Tech ETF	ETFMG 2x Daily Travel Tech ETF
ASSETS
Investments in unaffiliated securities, at value*	$334,137,520	$—
Investments in affiliated securities, at value*	1,243,875	—
Cash	—	140,921
Deposits at Broker for total return swap contracts	—	600,000
Receivable for open swap contracts	—	70,192
Receivables:
Dividends and interest receivable	16,220	—
Securities lending income receivable	26,541	—
Receivable for investments sold	47,300	—
Total assets	335,471,456	811,113

LIABILITIES
Collateral received for securities loaned (Note 7)	12,693,895	—
Payables:
Foreign currency payable to Custodian, at value*	646,573	—
Management fees payable	173,805	595
Total liabilities	13,514,273	595
Net Assets	$321,957,183	$810,518

NET ASSETS CONSIST OF:
Paid-in Capital	$366,366,263	$867,307
Total Distributable Earnings (Accumulated Losses)	(44,409,080)	(56,789)
Net Assets	$321,957,183	$810,518

*Identified Cost:

Investments in unaffiliated securities	$357,179,749	$—
Investments in affiliated securities	1,243,463	—
Foreign currency	646,573	—

Shares Outstanding^	11,350,000	100,000

Net Asset Value, Offering and Redemption Price per Share	$28.37	$8.11

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

15

ETFMG TM ETFs

STATEMENTS OF OPERATIONS

For the Period Ended September 30, 2021

	ETFMG Travel Tech ETF	ETFMG 2x Daily Travel Tech ETF[1]
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax & issuance fees of $50,523, $-)	$1,417	$—
Interest	204	358
Securities lending income	677,590	—
Total Investment Income	679,211	358

Expenses:
Management fees	1,620,515	2,317
Total Expenses	1,620,515	2,317
Net Investment Loss	(941,304)	(1,959)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(22,119,907)	—
Affiliated Investments	(1,545)	—
In-Kind redemptions	28,410,677	—
Foreign currency and foreign currency translation	40,790	—
Total return swap contracts	—	(225,319)
Net Realized Gain (Loss) on Investments and In-Kind redemptions	6,330,015	(225,319)
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	(22,657,274)	—
Affiliated Investments	412	—
Foreign currency and foreign currency translation	—	—
Total return swap contracts	—	—
Net Change in Unrealized Appreciation (Depreciation) of Investments	(22,656,862)	—
Net Realized and Unrealized Loss on Investments	(16,326,847)	(225,319)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,268,151)	$(227,278)

[1]	The Fund commenced operations on June 15, 2021.

The accompanying notes are an integral part of these financial statements.

16

ETFMG TM ETFs

ETFMG Travel Tech ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Period Ended September 30, 2020[1]
OPERATIONS
Net investment loss	$(941,304)	$(12,667)
Net realized gain (loss) on investments and in-kind redemptions	6,330,015	(585,565)
Net change in unrealized appreciation (depreciation) of
investments and foreign currency and foreign currency translation	(22,656,862)	(378,893)
Net decrease in net assets resulting from operations	(17,268,151)	(977,125)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(24,500)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares[2]	323,905,900	16,070,650
Transaction Fees (See Note 1)	243,915	6,494
Net increase in net assets from capital share transactions	324,149,815	16,077,144
Total increase in net assets	$306,857,164	$15,100,019

NET ASSETS
Beginning of Period	15,100,019	—
End of Period	$321,957,183	$15,100,019

Summary of share transactions is as follows:

	Year Ended September 30, 2021		Period Ended September 30, 2020[1]
	Shares	Amount	Shares	Amount
Shares Sold	16,450,000	$496,261,225	900,000	$18,057,660
Transaction Fees (See Note 1)	—	243,915	—	6,494
Shares Redeemed	(5,900,000)	(172,355,325)	(100,000)	(1,987,010)
Net Transactions in Fund Shares	10,550,000	$324,149,815	800,000	$16,077,144
Beginning Shares	800,000		—
Ending Shares	11,350,000		800,000

[1]	The Fund commenced operations on February 12, 2020.
[2]	Includes reimbursement of $1,545 due to net asset value error.

The accompanying notes are an integral part of these financial statements.

17

ETFMG TM ETFs

ETFMG 2x Daily Travel Tech ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30, 2021[1]
OPERATIONS
Net investment loss	$(1,959)
Net realized loss on swap contracts	(225,319)
Net change in unrealized depreciation on swap contracts	—
Net decrease in net assets resulting from operations	(227,278)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets from capital share transactions	1,037,796
Total increase in net assets	810,518

NET ASSETS
Beginning of Period	—
End of Period	$810,518

Summary of share transactions is as follows:

	Period Ended September 30, 2021[1]
	Shares	Amount
Shares Sold	120,000	$1,181,474
Shares Redeemed	(20,000)	(143,678)
Net Transactions in Fund Shares	100,000	$1,037,796
Beginning Shares	—
Ending Shares	100,000

[1]	The Fund commenced operations on June 15, 2021.

The accompanying notes are an integral part of these financial statements.

18

ETFMG TM ETFs

ETFMG Travel Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2021	Period Ended September 30, 2020[1]

Net Asset Value, Beginning Year/Period	$18.88	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	(0.13)	(0.02)
Net realized and unrealized gain (loss) on investments	9.60	(6.12)
Total from investment operations	9.47	(6.14)
Less Distributions:
Distributions from net investment income	(0.01)	—
Net realized gains	—	—
Total distributions	(0.01)	—
Capital Shares Transactions:
Transaction fees added to paid-in capital	0.03	0.02
Net asset value, end year/period	$28.37	$18.88
Total Return	50.35%	-24.50%[3]

Ratios/Supplemental Data:
Net assets at end year/period (000’s)	$321,957	$15,100

Expenses to Average Net Assets	0.75%	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	-0.43%	0.30	%4
Portfolio Turnover Rate	57%	49%[3]

[1]	Commencement of operations on February 12, 2020.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

19

ETFMG TM ETFs

ETFMG 2x Daily Travel Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

Period Ended September 30, 2021[1]

Net Asset Value, Beginning Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) [2]	(0.02)
Net realized and unrealized gain (loss) on investments	(1.87)
Total from investment operations	(1.89)
Net asset value, end period	$8.11
Total Return	-18.95%[3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$811

Gross Expenses to Average Net Assets	0.95%[4]
Net Investment Income (Loss) to Average Net Assets	-0.80%[4]
Portfolio Turnover Rate	0%[3]

[1]	The Fund commenced operations on June 15, 2021.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

20

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

NOTE 1 – ORGANIZATION

ETFMG Travel Tech ETF (“AWAY”) and ETFMG 2x Daily Travel Tech ETF (“AWYX”) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
ETFMG Travel Tech ETF	2/12/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Travel Technology Index NTR (the “Index”).
ETFMG 2x Daily Travel Tech ETF	6/15/2021	Seeks to provide daily investment results that, before fees and expenses, correspond to two times (2x) the daily total return of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

The Funds may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective.

The Funds each currently offer one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares for AWAY and 10,000 shares for AWYX, called “Creation Units.” Creation Units are issued and redeemed principally in- kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Transaction Fees” in the Statements of Changes in Net Assets.

21

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2021, the Funds did not hold any securities that were fair valued by the Board.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

22

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2021:

ETFMG Travel Tech ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$321,616,009	$—	$—	$321,616,009
Short-Term Investments	1,071,079	—	—	1,071,079
ETFMG Sit Ultra Short ETF**	1,243,875	—	—	1,243,875
Investments Purchased with Securities Lending Collateral*	—	—	—	11,450,432
Total Investments in Securities	$323,930,963	$—	$—	$335,381,395

ETFMG 2x Daily Travel Tech ETF

Swap Contracts***	Level 1	Level 2	Level 3	Total
Long Total Return Equity Swap Contracts	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

^	See Schedule of Investments for classifications by country and industry.
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
**	Investment was purchased with collateral.
***	Swap contracts are derivative instruments, which are presented at the unrealized appreciation/depreciation on the instrument.

B.	Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

23

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2021, management has reviewed the tax positions for open periods (for Federal purposes, four years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

24

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives

The Funds may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

The total return swap contracts are subject to master netting agreements, which are agreements between a Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund through a single payment, in the event of default or termination. Amounts presented on the schedule of total return swaps are gross settlement amounts.

The following table presents the Funds’ gross derivative assets and liabilities by counterparty and contract type, net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Funds as of September 30, 2021.

ETFMG 2x Daily Travel Tech ETF

		Gross Amounts of Recognized Assets Presented in the Statements	Gross Amounts		Gross Amounts not offset in the Statements of Assets & Liabilities
Counterparty	Investment Type	of Assets & Liabilities	Available Offset	Net Amounts	Financial Instruments	Collateral Received	Net Amount
Cowen and Company, LLC	Total Return Swap Contract	$70,192	$—	$70,192	$—	$—	$70,192

The average monthly notional amount of the swap contracts during the period ended September 30, 2021 for AWYX was $1,621,897.

The following is a summary of the effect of swap contracts on the Funds’ Statements of Assets and Liabilities as of September 30, 2021:

	Assets	Liabilities	Net Unrealized Gain (Loss)
ETFMG 2x Daily Travel Tech ETF Swap Contract	$70,192	$—	$—

25

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The following is a summary of the effect of swap contracts on the Funds’ Statements of Operations for the period ended September 30, 2021:

	Realized Gain (Loss)	Change in Unrealized Appreciation/Depreciation
ETFMG 2x Daily Travel Tech ETF Swap Contract	$(225,319)	$—

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds, other than VALT, are not actively managed (“Index Funds”). Therefore, those Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Index Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Funds’ expenses, the Index Funds’ performance may be below that of their respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19),have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies

26

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

(including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. A Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose a Fund to losses in excess of those amounts initially invested.

Daily Index Correlation/Tracking Risk. There is no guarantee that a Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, a Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, a Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, the Advisor has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds unitary fees are accrued daily and paid monthly. The Advisor bears the costs of all advisory and non- advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

ETFMG Travel Tech ETF	0.75%
ETFMG 2x Daily Travel Tech ETF	0.95%

27

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate ETFMG Financial, LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for AWAY and AWYX. Level is not affiliated with the Trust or the Advisor.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the period ended September 30, 2021, the Funds did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the period ended September 30, 2021:

	Purchases	Sales
ETFMG Travel Tech ETF	$187,640,432	$125,728,958

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the period ended September 30, 2021:

	Purchases In-Kind	Sales In-Kind
ETFMG Travel Tech ETF	$408,492,080	$146,196,804

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the period ended September 30, 2021.

28

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

NOTE 7 — SECURITIES LENDING

The Funds, may lend up to 33 1⁄3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (the “Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of the period ended September 30, 2021 the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
ETFMG Travel Tech ETF	$12,335,713	$12,693,895

*	The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, a money market fund with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF as shown on the Schedule of Investments.

29

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2021 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ETFMG Travel Tech ETF	$376,640,122	$24,396,622	$(65,655,349)	$(41,258,727)
ETFMG 2x Daily Travel Tech ETF	—	—	—	—

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
ETFMG Travel Tech ETF	$—	$—	$—	$(3,150,353)	$(44,409,080)
ETFMG 2x Daily Travel Tech ETF	—	—	—	(56,789)	(56,789)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2021, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
ETFMG Travel Tech ETF	$(2,021,666)	$—	Indefinite
ETFMG 2x Daily Travel Tech ETF	(56,789)	—	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2021.

	Late Year Ordinary Loss	Post- October Capital Loss
ETFMG Travel Tech ETF	$1,134,749	$—
ETFMG 2x Daily Travel Tech ETF	—	—

30

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2021, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
ETFMG Travel Tech ETF	$(25,876,994)	$25,876,994
ETFMG 2x Daily Travel Tech ETF	170,489	(170,489)

The tax character of distributions paid during the period ended September 30, 2021, and the period ended September 30, 2020 were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
ETFMG Travel Tech ETF	$24,500	—	$—	—
ETFMG 2x Daily Travel Tech ETF	—	—	—	—

NOTE 9 – INVESTMENTS IN AFFILIATES

ETFMG Travel Tech ETF

ETFMG Travel Tech ETF owned the following company during the year ended September 30, 2021. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the year ended September 30, 2021. Transactions during the year in this security were as follows:

Security Name	Value at September 30, 2020	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2021	Ending Shares
ETFMG Sit Ultra Short ETF *	$—	$9,947,700	$(8,702,692)	$(1,545)	$412	$—	$1,243,875	25,000

*	Affiliate as of September 30, 2021.
[1]	Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims. The PureShares action was dismissed without prejudice by way of stipulation filed on February 14, 2020.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest (the “Judgment”). The Court also denied Plaintiff’s requests for punitive damages and equitable relief. ETFMG filed a Notice of Appeal from the Judgment in the United States Court of Appeals for the Second Circuit on January 19, 2021, Docket No. 20-300.

31

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

On October 28, 2021, Nasdaq and ETFMG entered into a Judgment Payment Agreement, which satisfied the Judgment. On November 1, 2021, Nasdaq recorded a Satisfaction of Judgment with the United States District Court for the Southern District of New York reflecting that the Judgment was paid in full, and ETFMG withdrew its appeal of the Judgment with prejudice before the United States Court of Appeals for the Second Circuit. PureShares is not a direct party to the Judgment Payment Agreement. ETFMG, however, believes PureShares’ claims in the New Jersey case, if reinstituted, would substantially overlap with those asserted on its behalf by Nasdaq that resulted in the Judgment, which has been satisfied.

The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Except as disclosed in Note 10, this evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

32

ETFMG TM ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Travel Tech ETF and ETFMG 2x Daily Travel Tech ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ETFMG Travel Tech ETF and ETFMG 2x Daily Travel Tech ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust) as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, and the results of their operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2021

33

ETFMG 2x Daily Travel Tech ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended September 30, 2021 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on March 30, 2021, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the approval of the Amended and Restated Investment Advisory Agreement (the “Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of ETFMG 2x Daily Travel Tech ETF (the “New Fund”).

Pursuant to Section 15 of the 1940 Act, the Agreement must be approved by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for such meeting, the Board requests and reviews a wide variety of information from the Adviser.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services to be provided to the New Fund’s shareholders by the Adviser; (ii) comparative fee and expense data for the New Fund in relation to other similar investment companies; (iii) the extent to which economies of scale may be realized as the New Fund grows and whether the proposed advisory fee for the New Fund reflects these expected economies of scale for the benefit of the New Fund; and (iv) other financial benefits to the Adviser and its affiliates resulting from services to be rendered to the New Fund. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on March 30, 2021, and throughout the year. Among other things, the Adviser provided responses to detailed series of questions, which included information about the Adviser’s operations, service offerings, personnel, risk assessment and compliance programs and financial condition. Representatives of the Adviser discussed the services to be provided to the New Fund, the rationale for launching the New Fund, the marketing strategy and the New Fund’s proposed fees in comparison to the fees of comparable investment companies. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Agreement in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the approval of the Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Fund. The matters discussed were also considered separately by the Independent Trustees in executive session with independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services Provided.

The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that the Adviser would be providing investment advisory services to the New Fund. The Board discussed the responsibilities of the Adviser, including: the investment of the New Fund’s assets in accordance with its investment objective and monitoring compliance with various fund policies and procedures and with applicable securities regulations, and arranging for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the New Fund to operate. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the qualifications, experience and responsibilities of the Adviser’s investment personnel in managing funds with significant derivatives exposure; the quality of the Adviser’s compliance infrastructure and risk assessment capabilities; the marketing strategy for the New Fund and the determination of the Trust’s Chief Compliance Officer that the Adviser has appropriate compliance policies and procedures in place that are reasonably designed to prevent violations of the Federal Securities laws. The Board also took into account the significant investments that the Adviser has made in its business to help ensure the provision of high-quality services to the New Fund, such as the hiring of trading, legal and compliance personnel, and enhancements to technology and related systems. The Board also considered the Adviser’s experience managing ETFs, as well as the Adviser’s response to the market volatility and uncertainty during the recent pandemic.

34

ETFMG 2x Daily Travel Tech ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended September 30, 2021 (Unaudited) Continued)

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the New Fund by the Adviser.

Historical Performance.

The Board noted that the New Fund had not yet commenced operations and that therefore there was no prior performance to review.

Cost of Services Provided, Fall-Out Benefits and Economies of Scale.

The Board reviewed the proposed investment advisory fee for the New Fund and compared it to the total operating expenses of other funds in the industry falling within the same style category, or peer group, as the New Fund, as determined by a third- party service provider and the Adviser. The Board noted that the expense ratio for the New Fund was higher than the average and median expense ratios for its peer ETFs. The Trustees also considered the total expense ratios of other ETFs that they considered to be comparable, based on the investment objectives and strategies of the ETFs. The Board took into consideration management’s discussion of the fees, including that there are limited true peers for the New Fund because of its niche strategies.

The Board also noted the importance of the fact that the advisory fee for the New Fund was a “unified fee,” meaning that the shareholders of the New Fund would pay no expenses other than the advisory fee, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (such as, among other things and subject to Board approval, certain proxy solicitation costs and non-standard Board-related expenses and litigation against the Board, Trustees, New Fund, Adviser, and officers of the Adviser), and distribution (12b-1) fees and expenses (the “Excluded Expenses”). The Board also noted that the Adviser would be responsible for compensating the New Fund’s other service providers and paying the New Fund’s other expenses out of its own fee and resources. The Board further noted that because the New Fund is new, it was difficult to estimate the profitability of the New Fund to the Adviser. The Board, however, considered collateral or “fall-out” benefits that ETFMG and its affiliates may derive as a result of their relationship with the New Fund.

The Board noted that because the New Fund is new, it also was difficult to estimate whether the New Fund would experience economies of scale. The Board noted that the Adviser will review expenses as the New Fund’s assets grow. The Board determined to evaluate economies of scale on an ongoing basis if the New Fund achieved asset growth.

In its deliberations, the Board did not identify any single piece of information discussed above that was all-important, controlling or determinative of its decision. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser will provide to the New Fund; and (c) approved the Agreement for an initial term of two years.

35

ETFMG TM ETFs

Expense Example

Six Months Ended September 30, 2021 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During the Period		Annualized Expense Ratio During the Period April 1, 2021 to September 30, 2021
ETFMG Travel Tech ETF
Actual	1,000.00	916.50	3.60	(1)	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	(1)	0.75%
ETFMG 2x Daily Travel Tech ETF
Actual	1,000.00	810.50	2.54	(2)	0.95%
Hypothetical (5% annual)	1,000.00	1,020.31	4.81	(3)	0.95%

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 183/365 days (to reflect the six-month period).
(2)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 108/365 days (to reflect the period since the Fund’s inception).
(3)	For comparative purposes only as the Fund was not in operation for the full six-month period.

36

ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

September 30, 2021 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
ETFMG Travel Tech ETF	49.14%
ETFMG 2x Daily Travel Tech ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was as follows:

Fund Name	Dividends Received Deduction
ETFMG Travel Tech ETF	3.92%
ETFMG 2x Daily Travel Tech ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain
ETFMG Travel Tech ETF	0.00%
ETFMG 2x Daily Travel Tech ETF	0.00%

During the year ended September 30, 2021, the Funds did not declare any long-term realized gains distributions.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

37

ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

September 30, 2021 (Unaudited) (Continued)

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

38

ETFMG TM ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator).	17	None
John A. Flanagan, (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer of ETFMG Financial LLC (Since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).	n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015- 2016).	n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

39

ETFMG TM ETFs

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	17	None

40

ETFMG TM ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records an~~d~~ information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3) The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes

(1)	Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

41

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2021

Wedbush ETFMG Video Game Tech ETF

Wedbush ETFMG Global Cloud Technology ETF

The funds are series of ETF Managers Trust.

Wedbush ETFMG TM ETF

September 30, 2021

1

Wedbush ETFMG TM ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal period from October 1, 2020 to September 30, 2021.

Performance Overview

During the 12-month period ended September, 2021, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned 20.9%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned 30.3%. Below is a performance overview for each Fund for the same 12-month period.

Wedbush ETFMG Global Cloud Technology ETF (IVES)

The Wedbush ETFMG Global Cloud Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index (the “Index”).

Over the period, the total return for the Fund was 22.28%, while the total return for the Index was 23.03%. The best performers in the Fund on the basis of contribution to return were Cloudflare Inc. - Class A, Sinch Ab, Mongodb Inc., Netapp Inc. and Elastic Nv, while the worst performers were Chindata Group Holdings- Adr, Gds Holdings Ltd. - Adr, Fastly Inc. - Class A, Coupa Software Inc. and Itochu Techno-Solutions Corp.

During the reporting period, the Fund saw an average approximate allocation of 52.0% to Software, 38.1% to IT Services, 5.0% to Equity Real Estate Investment Trusts (REITs) and 4.3% to Technology Hardware, Storage & Peripherals. The Fund was exposed predominately to the United States 55.9%, followed by China 13.3%, Japan 9.1% and Israel 4.8%.

Wedbush ETFMG Video Game Tech ETF (GAMR)

The Wedbush ETFMG Video Game Tech ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech Index (the “Index”).

Over the period, the total return for the Fund was 24.91%, while the total return for the Index was 25.05%. The best performers in the Fund on the basis of contribution to return were Gamestop Corp.-Class A, Corsair Gaming Inc., Bilibili Inc.-Sponsored Adr, Unity Software Inc. and Pearl Abyss Corp., while the worst performers were Douyu International Hold-Adr, Paradox Interactive Ab, Stillfront Group Ab, Cd Projekt Sa and Skillz Inc.

During the reporting period, the Fund saw an average approximate allocation of 68.3% to Entertainment, 10.0% to Technology Hardware, Storage & Peripherals, 5.1% to Interactive Media & Services and 4.0% to Semiconductors & Semiconductor Equipment. The Fund was exposed predominately to the United States 30.1%, followed by South Korea 17.7%, Japan 16.2%, and China 10.2%.

You can find further details about IVES and GAMR by visiting www.etfmg.com, or by calling 1-844-383-6477.

Sincerely,

Samuel Masucci III

Chairman of the Board

2

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2021	1 Year Return	5 Year Return	Since Inception (3/8/2016)	Value of $10,000 (9/30/2021)
Wedbush ETFMG Global Cloud Technology ETF (NAV)	22.28%	14.87%	14.68%	$21,429
Wedbush ETFMG Global Cloud Technology ETF (Market)	22.00%	14.67%	14.64%	$21,390
S&P 500 Index	30.00%	16.90%	17.21%	$24,196
Dan Ives Global Cloud Technology Prime Index*	23.03%	14.75%	14.49%	$21,230

* On April 7, 2020, the Fund’s investment objective and principal investment strategy were substantially revised; therefore, the performance and average annual total returns shown for periods prior to April 7, 2020 is likely to have differed had the Fund’s current investment strategy been in effect during those periods. The Fund’s prior investment objective sought to provide investment results that corresponded to the performance of the Reality Shares Drone Index. The Fund began tracking the Dan Ives Global Cloud Technology Prime Index on April 7, 2020.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

3

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Top Ten Holdings as of September 30, 2021 (Unaudited)*

	Security	% of Total Investments
1	ETFMG Sit Ultra Short ETF**	3.55%
2	Nice, Ltd.	3.48%
3	GDS Holdings, Ltd.	3.38%
4	Elastic NV	3.35%
5	Open Text Corp.	3.28%
6	MongoDB, Inc.	3.16%
7	SINCH AB	3.07%
8	Datadog, Inc. - Class A	2.77%
9	Itochu Techno-Solutions Corp.	2.73%
10	NetApp, Inc.	2.66%
	Top Ten Holdings 31.43% of Total Investments

	* Current Fund holdings may not be indicative of future Fund holdings.
	** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

4

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF
Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2021	1 Year Return	5 Year Return	Since Inception (3/8/2016)	Value of $10,000 (9/30/2021)
Wedbush ETFMG Video Game Tech ETF (NAV)	24.91%	22.11%	25.71%	$35,727
Wedbush ETFMG Video Game Tech ETF (Market)	24.06%	21.82%	25.67%	$35,656
S&P 500 Index	30.00%	16.90%	17.21%	$24,196
EEFund Video Game Tech Index	25.05%	22.38%	26.04%	$36,254

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

5

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Top Ten Holdings as of September 30, 2021 (Unaudited)*

	Security	% of Total Investments
1	ETFMG Sit Ultra Short ETF**	3.24%
2	WeMade Entertainment Co., Ltd.	2.02%
3	Sciplay Corp. - Class A	1.81%
4	Playtika Holding Corp.	1.63%
5	Konami Holdings Corp.	1.61%
6	Krafton, Inc.	1.59%
7	Nintendo Co., Ltd.	1.56%
8	Electronic Arts, Inc.	1.56%
9	Sumo Group PLC	1.54%
10	NHN Corp.	1.54%
	Top Ten Holdings 18.10% of Total Investments

	* Current Fund holdings may not be indicative of future Fund holdings.
	** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

6

Wedbush ETFMG TM ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

IVES

The Wedbush ETFMG Global Cloud Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index (the “Index”).

Cloud Technology Companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Cloud Technology Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Technology Companies may be adversely impacted by government regulations and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud computing companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Technology Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is distributed by ETFMG Financial LLC, which is not affiliated with Wedbush Securities, Prime Indexes, or Level ETF Ventures.

7

GAMR

The Wedbush ETFMG Video Game Tech ETF (the “Fund” or the “Video Game Tech ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech Index™ (the “Index”).

Video Game Tech Companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Video Game Tech Companies are also subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. Such factors may adversely affect the profitability and value of such companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the EEFund Video Game Tech Index™. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The EEFund Video Game Tech™ Index provides a benchmark for investors interested in tracking companies actively involved in the electronic gaming industry including the entertainment, education and simulation segments. The Index uses a market capitalization weighted allocation across the pure play and non-pure play sectors and a set weight for the conglomerate sector as well as an equal weighted allocation methodology for all components within each sector allocation. The index was created and is maintained by EEFund Management. You cannot invest directly in an index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is distributed by ETFMG Financial LLC, which is not affiliated with Wedbush Securities, Prime Indexes, or Level ETF Ventures.

8

Wedbush ETFMG TM ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2021 (Unaudited)

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
As a percent of Net Assets: Australia	2.9%	—%
Canada	4.9	0.3
Cayman Islands	13.5	13.4
France	—	2.2
Germany	1.6	0.4
Israel	5.1	0.5
Italy	0.4	0.4
Japan	9.2	16.6
Malta	—	0.4
Netherlands	4.3	0.5
Norway	—	0.6
Poland	—	2.8
Republic of Korea	0.1	16.7
Singapore	1.4	—
Sweden	4.0	6.4
Switzerland	—	0.4
Taiwan, Province of China	—	6.8
United Kingdom	1.6	5.7
United States	50.1	25.1
Virgin Islands	—	0.4
Exchange Traded Funds	4.6	3.7
Short-Term and other Net Assets (Liabilities)	(3.7)	(3.3)

	100.0%	100.0%

9

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2021

	Shares	Value
COMMON STOCKS - 99.1%
Australia - 2.9%
IT Services - 2.9% (d)
Data#3, Ltd.	37,442	$129,659
Megaport, Ltd. (a)	37,987	461,374
NEXTDC, Ltd. (a)	110,231	958,690
Total IT Services		1,549,723

Canada - 4.9%
Electronic Equipment, Instruments & Components - 0.6%
Softchoice Corp.	15,099	352,143
Software - 4.3% (d)
Open Text Corp.	47,163	2,301,924
Total Canada		2,654,067

Cayman Islands - 13.5%
IT Services - 13.1% (d)
21Vianet Group, Inc. - ADR (a)	35,511	614,695
Chinasoft International, Ltd.	708,216	1,251,829
Chindata Group Holdings, Ltd. - ADR (a)	90,815	763,754
GDS Holdings, Ltd. - ADR (a)(b)	41,862	2,369,808
Kingsoft Cloud Holdings, Ltd. - ADR (a)(b)	54,685	1,548,679
SUNeVision Holdings, Ltd.	569,795	537,981
Total IT Services		7,086,746
Software - 0.4% (d)
Cloopen Group Holding, Ltd. - ADR (a)	40,430	178,701
Xunlei, Ltd. - ADR (a)	16,726	47,836
Total Software		226,537
Total Cayman Islands		7,313,283

Germany - 1.6%
Software - 1.6% (d)
Software AG	18,002	840,775

Israel - 5.1%
Software - 5.1% (d)
Jfrog, Ltd. (a)(b)	9,134	305,989
Nice, Ltd. (a)	8,748	2,442,096
Total Software		2,748,085

Italy - 0.4%
Software - 0.4% (d)
Digital Value SpA (a)	2,446	239,698

The accompanying notes are an integral part of these financial statements.

10

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Japan - 9.2%
IT Services - 8.7% (d)
Hennge KK (a)	3,960	$210,996
Itochu Techno-Solutions Corp.	58,530	1,914,275
NS Solutions Corp.	22,315	760,910
SCSK Corp.	76,224	1,620,432
TechMatrix Corp.	10,857	196,957
Total IT Services		4,703,570
Software - 0.5% (d)
Cybozu, Inc.	12,866	281,377
Total Japan		4,984,947

Netherlands - 4.3%
Software - 4.3% (d)
Elastic NV (a)	15,800	2,354,042

Republic of Korea - 0.1%
Diversified Telecommunication Services - 0.1%
KINX, Inc.	1,196	45,608

Singapore - 1.4%
Real Estate Investment Trusts (REITs) - 1.4%
Keppel DC REIT	417,859	763,213

Sweden - 4.0%
Software - 4.0% (d)
SINCH AB (a)	110,230	2,154,386

United Kingdom - 1.6%
Software - 1.6% (d)
Bytes Technology Group PLC (a)	58,131	397,111
Micro Focus International PLC	81,463	449,700
Total Software		846,811

United States - 50.1%
Communications Equipment - 0.1%
Inseego Corp. (a)	9,494	63,230
IT Services - 12.0% (d)
Cloudflare, Inc. - Class A (a)(b)	14,655	1,650,886
DigitalOcean Holdings, Inc. (a)(b)	10,031	778,707
Fastly, Inc. - Class A (a)(b)	10,896	440,634
Grid Dynamics Holdings, Inc. (a)	5,520	161,294
Limelight Networks, Inc. (a)(b)	11,797	28,077
MongoDB, Inc. (a)	4,699	2,215,625
Rackspace Technology, Inc. (a)(b)	19,641	279,295
SolarWinds Corp. (b)	14,767	247,052
Switch, Inc. - Class A	22,587	573,484
Unisys Corp. (a)	6,272	157,678
Total IT Services		6,532,732

The accompanying notes are an integral part of these financial statements.

11

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Real Estate Investment Trusts (REITs) - 2.7%
CoreSite Realty Corp. (b)	4,132	$572,447
CyrusOne, Inc. (b)	11,390	881,700
Total Real Estate Investment Trusts (REITs)		1,454,147
Software - 30.3% (d)
8x8, Inc. (a)(b)	10,471	244,917
Alteryx, Inc. - Class A (a)(b)	6,286	459,507
Anaplan, Inc. (a)	13,525	823,537
Appfolio, Inc. - Class A (a)(b)	3,245	390,698
Appian Corp. (a)(b)	6,689	618,799
Blackbaud, Inc. (a)(b)	4,544	319,670
Box, Inc. - Class A (a)	14,455	342,150
Cloudera, Inc. (a)	27,675	441,970
CommVault Systems, Inc. (a)	4,242	319,465
Coupa Software, Inc. (a)(b)	6,782	1,486,479
Datadog, Inc. - Class A (a)(b)	13,751	1,943,704
Datto Holding Corp. (a)(b)	15,165	362,444
Domo, Inc. - Class B (a)	3,010	254,164
Dropbox, Inc. - Class A (a)	36,987	1,080,760
Everbridge, Inc. (a)(b)	3,563	538,156
Intapp, Inc. (a)	5,529	142,427
Jamf Holding Corp. (a)(b)	11,218	432,117
Medallia, Inc. (a)	14,988	507,644
MicroStrategy, Inc. - Class A (a)(b)	920	532,128
N-Able, Inc. (a)(b)	16,720	207,495
nCino, Inc. (a)	7,743	549,985
New Relic, Inc. (a)(b)	6,061	434,998
Nutanix, Inc. - Class A (a)	18,073	681,352
PagerDuty, Inc. (a)(b)	7,816	323,739
Smartsheet, Inc. - Class A (a)	11,692	804,643
Sumo Logic, Inc. (a)(b)	9,873	159,153
Teradata Corp. (a)(b)	10,195	584,683
Zendesk, Inc. (a)	11,217	1,305,547
Zeta Global Holdings Corp. - Class A (a)(b)	17,923	105,029
Total Software		16,397,360
Technology Hardware, Storage & Peripherals - 5.0%
NetApp, Inc.	20,833	1,869,970
Pure Storage, Inc. - Class A (a)(b)	26,469	665,960
Super Micro Computer, Inc. (a)	4,690	171,513
Total Technology Hardware, Storage & Peripherals		2,707,443
Total United States		27,154,912
TOTAL COMMON STOCKS (Cost $37,793,882)		53,649,550

The accompanying notes are an integral part of these financial statements.

12

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 25.0%
ETFMG Sit Ultra Short ETF (e)	50,000	$2,487,750
Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (c)	11,075,703	11,075,703
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLLATERAL (Cost $13,563,653)		13,563,453

SHORT-TERM INVESTMENTS - 0.9%
Money Market Funds - 0.9%
First American Government Obligations Fund - Class X, 0.03% (c)	469,458	469,458
TOTAL SHORT-TERM INVESTMENTS (Cost $469,458)

Total Investments (Cost $51,826,993) - 125.0%		67,682,461
Liabilities in Excess of Other Assets - (25.0)%		(13,527,246)
TOTAL NET ASSETS - 100.0%		$54,155,215

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2021.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2021, the Fund had a significant portion of its assets in the Software & IT Services Industries.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services").

The accompanying notes are an integral part of these financial statements.

13

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2021

	Shares	Value
COMMON STOCKS - 99.6%
Canada - 0.3%
Interactive Media & Services - 0.3%
Enthusiast Gaming Holdings, Inc. (a)	74,613	$269,210

Cayman Islands - 13.4%
Electronic Equipment, Instruments &
Components - 0.5%
VSTECS Holdings, Ltd.	486,387	437,987
Entertainment - 9.3% (d)
Archosaur Games, Inc. (f)	279,118	350,661
BAIOO Family Interactive, Ltd. (f)	3,015,758	286,675
Bilibili, Inc. - ADR (a)(b)	21,904	1,449,388
CMGE Technology Group, Ltd.	952,839	375,767
DouYu International Holdings, Ltd. - ADR (a)(b)	432,549	1,423,086
Homeland Interactive Technology, Ltd. (a)	1,135,805	313,692
HUYA, Inc. - ADR (a)	39,928	333,000
iDreamSky Technology Holdings, Ltd. (a)(f)	551,199	295,261
IGG, Inc.	1,792,620	1,687,925
NetDragon Websoft Holdings, Ltd.	576,186	1,302,676
NetEase, Inc. - ADR	7,939	677,991
Sea, Ltd. - ADR (a)	1,324	421,999
XD, Inc. (a)	74,200	413,194
Total Entertainment		9,331,315
Interactive Media & Services - 1.7%
Hello Group, Inc. - ADR	33,392	353,287
JOYY, Inc. - ADR (b)	6,892	377,888
Sohu.com, Ltd. - ADR (a)	14,399	300,075
Tencent Holdings, Ltd.	11,806	699,747
Total Interactive Media & Services		1,730,997
Software - 0.4%
Kingsoft Corp., Ltd.	109,152	435,366
Technology Hardware, Storage & Peripherals - 1.5%
Razer, Inc. (a)(f)	7,461,429	1,523,983
Total Cayman Islands		13,459,648

France - 2.2%
Entertainment - 2.2% (d)
Focus Home Interactive SA (a)	4,962	279,051
Ubisoft Entertainment SA (a)	27,678	1,663,309
Vivendi SE (b)	19,376	244,753
Total Entertainment		2,187,113

Germany - 0.4%
Health Care Equipment & Supplies - 0.4%
Carl Zeiss Meditec AG	1,969	378,724

The accompanying notes are an integral part of these financial statements.

14

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Israel - 0.5%
Software - 0.5%
ironSource, Ltd. - Class A (a)	45,702	$496,781

Italy - 0.4%
Entertainment - 0.4% (d)
Digital Bros SpA	10,228	392,865

Japan - 16.6%
Entertainment - 12.2% (d)
Akatsuki, Inc.	11,439	329,927
Ateam, Inc.	25,564	346,841
Capcom Co., Ltd.	62,614	1,746,857
COLOPL, Inc.	44,347	320,763
DeNa Co., Ltd.	24,619	458,779
Gumi, Inc.	41,151	300,235
GungHo Online Entertainment, Inc.	22,873	421,721
KLab, Inc. (a)	53,717	301,659
Koei Tecmo Holdings Co., Ltd.	9,770	467,015
Konami Holdings Corp.	29,433	1,859,148
Marvelous, Inc.	53,331	339,264
Nexon Co., Ltd.	92,954	1,509,213
Nintendo Co., Ltd.	3,686	1,798,703
SNK Corp. - ADR (a)	20,691	349,510
Square Enix Holdings Co., Ltd.	31,503	1,684,198
Total Entertainment		12,233,833
Household Durables - 0.8%
Sony Corp. - ADR (a)	7,141	789,652
Interactive Media & Services - 1.8%
Gree, Inc.	246,243	1,362,916
Mixi, Inc.	19,086	431,984
Total Interactive Media & Services		1,794,900
Leisure Products - 1.3%
Bandai Namco Holdings, Inc.	6,267	473,002
Furyu Corp.	23,627	378,304
Sega Sammy Holdings, Inc.	32,395	463,680
Total Leisure Products		1,314,986
Media - 0.5%
CyberAgent, Inc.	23,904	465,215
Total Japan		16,598,586

Malta - 0.4%
Entertainment - 0.4% (d)
Media and Games Invest SE (a)(b)	65,500	381,634

Netherlands - 0.5%
Entertainment - 0.5% (d)
Universal Music Group NV (b)	19,509	522,357

The accompanying notes are an integral part of these financial statements.

15

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Norway - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
Nordic Semiconductor ASA (a)	21,414	$643,271

Poland - 2.8%
Entertainment - 2.8% (d)
CD Projekt SA	36,690	1,769,349
TEN Square Games SA	7,799	1,032,415
Total Entertainment		2,801,764

Republic of Korea - 16.7%
Entertainment - 16.0% (d)
Com2uS Corp.	20,444	1,705,969
Gravity Co., Ltd. - ADR (a)	3,291	297,704
JoyCity Corp. (a)	34,005	328,849
Kakao Games Corp. (a)	26,651	1,478,860
Krafton, Inc. (a)	4,322	1,832,469
Nat Games Co., Ltd. (a)	31,410	366,096
NCSoft Corp.	3,356	1,709,179
Neowiz (a)	13,123	257,694
Netmarble Corp. (f)	16,858	1,680,105
NHN Corp. (a)	29,917	1,773,795
Pearl Abyss Corp. (a)	24,276	1,648,472
Webzen, Inc. (a)	14,168	306,335
WeMade Entertainment Co., Ltd.	39,372	2,327,736
Wysiwyg Studios Co., Ltd. (a)	24,673	355,300
Total Entertainment		16,068,563
Hotels, Restaurants & Leisure - 0.3%
DoubleUGames Co., Ltd.	6,359	338,359
Interactive Media & Services - 0.4%
AfreecaTV Co., Ltd.	3,219	409,444
Total Republic of Korea		16,816,366

Sweden - 6.4%
Electronic Equipment, Instruments &
Components - 0.3%
Thunderful Group AB (a)	44,168	324,913
Entertainment - 5.1% (d)
Embracer Group AB (a)	152,860	1,471,957
Enad Global 7 AB (a)	60,396	228,010
G5 Entertainment AB	6,426	292,291
Modern Times Group MTG - Class B (a)	30,089	365,698
Paradox Interactive AB	73,298	1,173,853
Stillfront Group AB (a)	254,890	1,615,918
Total Entertainment		5,147,727
Hotels, Restaurants & Leisure - 0.3%
LeoVegas AB (f)	74,986	293,283

The accompanying notes are an integral part of these financial statements.

16

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Media - 0.4%
Nordic Entertainment Group AB - Class B (a)	7,630	$413,120
Technology Hardware, Storage & Peripherals - 0.3%
Tobii AB (a)	40,518	275,615
Total Sweden		6,454,658

Switzerland - 0.4%
Technology Hardware, Storage & Peripherals - 0.4%
Logitech International SA (b)	4,408	388,565

Taiwan, Province of China - 6.8%
Entertainment - 2.4% (d)
Gamania Digital Entertainment Co., Ltd.	157,528	323,419
International Games System Co., Ltd.	75,298	1,770,255
Soft-World International Corp.	97,981	308,779
Total Entertainment		2,402,453
Technology Hardware, Storage & Peripherals - 4.4%
Acer, Inc.	838,669	745,035
ASROCK, Inc.	67,561	390,421
Asustek Computer, Inc.	66,085	772,085
HTC Corp. (a)	587,422	775,906
Micro-Star International Co., Ltd.	380,718	1,769,637
Total Technology Hardware, Storage & Peripherals		4,453,084
Total Taiwan, Province of China		6,855,537

United Kingdom - 5.7%
Entertainment - 4.1% (d)
Frontier Developments PLC (a)	25,889	854,630
Sumo Group PLC (a)	270,515	1,775,076
Team17 Group PLC (a)	147,307	1,518,383
Total Entertainment		4,148,089
IT Services - 1.6%
Keywords Studios PLC	40,760	1,599,271
Total United Kingdom		5,747,360

United States - 25.1%
Entertainment - 13.8% (d)
Activision Blizzard, Inc.	22,556	1,745,609
Electronic Arts, Inc.	12,613	1,794,199
Playtika Holding Corp. (a)(b)	68,052	1,880,276
ROBLOX Corp. - Class A (a)(b)	21,678	1,637,773
Sciplay Corp. - Class A (a)(b)	100,714	2,083,772
Skillz, Inc. (a)(b)	148,262	1,455,933
Take-Two Interactive Software, Inc. (a)	11,319	1,743,918
Zynga, Inc. - Class A (a)	207,702	1,563,996
Total Entertainment		13,905,476
Household Durables - 0.3%
Turtle Beach Corp. (a)(b)	11,740	326,607

The accompanying notes are an integral part of these financial statements.

17

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Interactive Media & Services - 0.7%
Alphabet, Inc. - Class C (a)	263	$700,977
Real Estate Management & Development - 0.4%
eXp World Holdings, Inc. (b)	9,052	359,998
Semiconductors & Semiconductor Equipment - 2.8%
Advanced Micro Devices, Inc. (a)	6,900	710,010
Intel Corp.	14,024	747,200
NVIDIA Corp.	3,365	697,093
Qualcomm, Inc.	5,192	669,664
Total Semiconductors & Semiconductor Equipment		2,823,967
Software - 3.3%
AppLovin Corp. - Class A (a)	5,721	414,029
Microsoft Corp.	2,502	705,364
PTC, Inc. (a)	3,404	407,765
Unity Software, Inc. (a)(b)	13,775	1,739,093
Total Software		3,266,251
Specialty Retail - 1.5%
GameStop Corp. - Class A (a)	8,589	1,507,112
Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	4,904	693,916
Corsair Gaming, Inc. (a)(b)	63,615	1,649,537
Total Technology Hardware, Storage & Peripherals		2,343,453
Total United States		25,233,841

Virgin Islands (UK) - 0.4%
Interactive Media & Services - 0.4%
Mail.Ru Group, Ltd. - ADR (a)	21,130	434,855
TOTAL COMMON STOCKS (Cost $108,041,641)		100,063,135

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 11.3%
ETFMG Sit Ultra Short ETF (e)	75,000	3,731,625
Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (c)	7,472,435	7,472,435
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $11,220,283)		11,204,060

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 0.03% (c)	157,784	157,784
TOTAL SHORT-TERM INVESTMENTS (Cost $157,784)		157,784

Total Investments (Cost $119,419,708) - 111.1%		111,424,979
Liabilities in Excess of Other Assets - (11.1)%		(10,997,637)
TOTAL NET ASSETS - 100.0%		$100,427,342

The accompanying notes are an integral part of these financial statements.

18

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2021 (Continued)

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2021.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2021, the Fund had a significant portion of its assets in the Entertainment Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.
(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration to qualified insitutional investors. At September 30, 2021, the market value of these securities total $4,429,968, which represents 4.41% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

19

Wedbush ETFMG TM ETF

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2021

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF

ASSETS
Investments in unaffiliated securities, at value*	$65,194,711	$107,693,354
Investments in affiliated securities, at value*	2,487,750	3,731,625
Total Investments in securities, at value	67,682,461	111,424,979
Foreign currency*	2,591	—
Dividends and interest receivable	64,685	258,493
Securities lending income receivable	2,225	29,957
Total Assets	67,751,962	111,713,429

LIABILITIES
Collateral received for securities loaned (Note 7)	13,563,653	11,220,283
Payables:
Management fees payable	33,094	65,804
Total Liabilities	13,596,747	11,286,087
Net Assets	$54,155,215	$100,427,342

NET ASSETS CONSIST OF:
Paid-in Capital	$48,579,858	$126,431,538
Total Distributable Earnings (Accumulated Loses)	5,575,357	(26,004,196)
Net Assets	$54,155,215	$100,427,342

*Identified Cost:

Investments in unaffiliated securities	$49,339,044	$115,671,860
Investments in affiliated securities	2,487,949	3,747,848
Foreign currency	2,571	—

Shares Outstanding^	1,050,000	1,200,000

Net Asset Value, Offering and Redemption Price per Share	$51.58	$83.69

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

20

Wedbush ETFMG TM ETF

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2021

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $9,490 and $252,562, respectively)	$281,964	$1,626,331
Interest	46	119
Securities lending income	30,282	279,314
Total Investment Income	312,292	1,905,764

Expenses:
Management fees	374,261	953,685
Interest fees	—	58
Total Expenses	374,261	953,743
Net Investment Income (Loss)	(61,969)	952,021

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	516,668	(3,377,008)
In-Kind redemptions	6,278,774	76,409,795
Foreign currency and foreign currency translation	(401)	(108,269)
Net Realized Gain on Investments	6,795,041	72,924,518
Net Change in Unrealized Appreciation/Depreciation of:
Unaffiliated Investments	3,823,557	(35,254,974)
Affiliated Investments	(1,500)	(1,088)
Foreign currency and foreign currency translation	(13,941)	1,990
Net Change in Unrealized Appreciation/Depreciation of Investments	3,808,116	(35,254,072)
Net Realized and Unrealized Gain on Investments	10,603,157	37,670,446
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,541,188	$38,622,467

The accompanying notes are an integral part of these financial statements.

21

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
OPERATIONS
Net investment income (loss)	$(61,969)	$261,974
Net realized gain (loss) on investments and In-Kind Redemptions	6,795,041	(3,421,749)
Net change in unrealized appreciation/depreciation of investments and foreign currency and foreign currency translation	3,808,116	10,336,862
Net increase in net assets resulting from operations	10,541,188	7,177,087

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(138,689)	(226,000)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(2,762,775)	1,842,050
Transaction Fees (See Note 1)	—	2,150
Net increase (decrease) in net assets from capital share transactions	(2,762,775)	1,844,200
Total increase in net assets	7,639,724	8,795,287

NET ASSETS
Beginning of Year	46,515,491	37,720,204
End of Year	$54,155,215	$46,515,491

Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	250,000	$13,029,895	350,000	$12,901,765
Transaction Fees (See Note 1)	—	—	—	2,150
Shares Redeemed	(300,000)	(15,792,670)	(300,000)	(11,059,715)
Net Transactions in Fund Shares	(50,000)	$(2,762,775)	50,000	$1,844,200
Beginning Shares	1,100,000		1,050,000
Ending Shares	1,050,000		1,100,000

The accompanying notes are an integral part of these financial statements.

22

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
OPERATIONS
Net investment income	$952,021	$451,211
Net realized gain on investments and In-Kind Redemptions	72,924,518	10,026,884
Net change in unrealized appreciation/depreciation of investments and foreign currency and foreign currency translation	(35,254,072)	35,830,476
Net increase in net assets resulting from operations	38,622,467	46,308,571

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(1,207,000)	(726,000)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(58,836,885)	(6,893,375)
Transaction Fees (See Note 1)	150,154	8,922
Net decrease in net assets from capital share transactions	(58,686,731)	(6,884,453)
Total increase (decrease) in net assets	(21,271,264)	38,698,118

NET ASSETS
Beginning of Year	121,698,606	83,000,488
End of Year	$100,427,342	$121,698,606

Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	1,800,000	$164,928,820	400,000	$24,396,890
Transaction Fees (See Note 1)	—	150,154	—	8,922
Shares Redeemed	(2,400,000)	(223,765,705)	(600,000)	(31,290,265)
Net Transactions in Fund Shares	(600,000)	$(58,686,731)	(200,000)	$(6,884,453)
Beginning Shares	1,800,000		2,000,000
Ending Shares	1,200,000		1,800,000

The accompanying notes are an integral part of these financial statements.

23

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net Asset Value, Beginning of Year	$42.29	$35.92	$39.05	$36.14	$26.75
Income (Loss) from
Investment Operations:
Net investment income (loss) [1]	(0.03)	0.26	0.28	0.15	0.27
Net realized and unrealized gain (loss) on investments	9.45	6.34	(3.11)	3.08	9.26
Total from investment operations	9.42	6.60	(2.83)	3.23	9.53
Less Distributions:
Distributions from net investment income	(0.13)	(0.23)	(0.30)	(0.13)	(0.04)
Net realized gains	—	—	—	(0.19)	(0.10)
Total distributions	(0.13)	(0.23)	(0.30)	(0.32)	(0.14)
Net asset value, end of year	$51.58	$42.29	$35.92	$39.05	$36.14
Total Return	22.28%	18.58%	-7.23%	9.03%	36.39%

Ratios/Supplemental Data:
Net assets at end of year (000's)	$54,155	$46,515	$37,720	$50,771	$37,948

Expenses to Average Net Assets before legal expense	0.68%	0.71%[2]	0.75%	0.75%	0.75%
Gross Expenses to Average Net Assets	0.68%	0.71%[2]	0.75%	0.75%	0.79%[3]
Net Investment Income (Loss) to Average Net Assets	-0.06%	0.70%	0.83%	0.42%	0.87%
Portfolio Turnover Rate	14%	104%	38%	42%	21%

[1]	Calculated based on average shares outstanding during the year.
[2]	Effective April 7, 2020, the Fund's expense ratio was reduced to 0.68%.
[3]	The ratio of expenses to average net assets includes legal expense.

The accompanying notes are an integral part of these financial statements.

24

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net Asset Value, Beginning Year	$67.61	$41.50	$47.49	44.37	$32.90
Income from Investment Operations:
Net investment income [1]	0.74	0.25	0.52	0.74	0.33
Net realized and unrealized gain (loss) on investments	15.96	26.26	(5.87)	2.98	11.71
Total from investment operations	16.70	26.51	(5.35)	3.72	12.04
Less Distributions:
Distributions from net investment income	(0.72)	(0.41)	(0.65)	(0.59)	(0.18)
Net realized gains	—	—	—	(0.03)	(0.39)
Total distributions	(0.72)	(0.41)	(0.65)	(0.62)	(0.57)
Capital Share Transactions:
Transaction fees added to paid-in capital	0.10	0.01	0.01	0.02	—
Net asset at end of year	$83.69	$67.61	$41.50	47.49	$44.37
Total Return	24.91%	64.12%	-11.26%	8.38%	37.67%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$100,427	$121,699	$83,000	$130,609	$39,934

Expenses to Average Net Assets before legal expense	0.75%	0.75%	0.75%	0.75%	0.75%
Gross Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.82%[2]
Net Investment Income to Average Net Assets	0.87%	0.51%	1.22%	1.48%	0.86%
Portfolio Turnover Rate	89%	53%	38%	42%	49%

[1]	Calculated based on average shares outstanding during the year.
[2]	The ratio of expenses to average net assets includes legal expense.

The accompanying notes are an integral part of these financial statements.

25

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

NOTE 1 - ORGANIZATION

Wedbush ETFMG Global Cloud Technology ETF (“IVES”) and Wedbush ETFMG Video Game Tech ETF (“GAMR”) (each a “Fund”, or collectively the “Funds”) are each a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Wedbush ETFMG Global Cloud Technology ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index (the “Index”). The Index is designed to include the securities of companies across the globe that are: i) engaged in providing infrastructure, equipment, connectivity, data back-up and storage services, and data center management for enterprise- based software applications, or ii) engaged in providing cloud-based software platforms that enable businesses to move data and software applications onto the cloud - cloud-enabling Software as a Service (SaaS) technologies. These companies are known collectively as “Cloud Technology Companies.” The Cloud Technology Companies will have a minimum market capitalization of $200 million and a maximum market capitalization of $10 billion.

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
Wedbush ETFMG Global Cloud Technology ETF	4/7/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime™ Index NTR.
Wedbush ETFMG Video Game Tech ETF	3/8/2016	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech™ Index.

The Funds currently offer one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

Shares of the Funds are listed and traded on the NASDAQ Stock Market, LLC. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

26

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

The Funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the SEC. For more information about the underlying fund’s operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by the Funds may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

27

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents a summary of the Funds’ investments in securities, at fair value, as of September 30, 2021:

Wedbush ETFMG Global Cloud Technology ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$53,649,550	$—	$—	$53,649,550
Short Term Investments	469,458	—	—	469,458
ETFMG Sit Ultra Short ETF**	2,487,750	—	—	2,487,750
Investments Purchased with Securities
Lending Collateral*	—	—	—	11,077,676
Total Investments in Securities	$56,606,758	$—	$—	$67,684,434

Wedbush ETFMG Video Game Tech ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$95,633,167	$4,429,968	$—	$100,063,135
Short Term Investments	157,784	—	—	157,784
ETFMG Sit Ultra Short ETF**	3,731,625	—	—	3,731,625
Investments Purchased with Securities
Lending Collateral*	—	—	—	7,594,779
Total Investments in Securities	$99,522,576	$4,429,968	$—	$111,547,323

^	See Schedule of Investments for classifications by country and industry
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expediant have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
**	Investment was purchased with collateral.

B.	Federal Income Taxes. The Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

28

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have analyzed their tax position and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2021 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any are generally declared and paid by the Funds on a quarterly basis. Net realized gains on securities of the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.

29

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 - RISK FACTORS

Investing in Wedbush Global Cloud Technology ETF and the Wedbush Video Game Tech ETF may involve certain risks, as discussed in each Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds are not actively managed. Therefore, the Funds follow the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Funds’ expenses, the Funds’ performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Funds’ or its underlying index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Funds may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A wide spread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund's performance, resulting in losses to the Funds.

30

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

NOTE 4 - MANAGEMENT AND OTHER CONTRACTS

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”).

Wedbush Securities, Inc. (“Wedbush”) has entered into a licensing and marketing support agreement with Exchange Traded Managers Group LLC (“Parent”), the parent company of the Adviser (the “Wedbush Agreement”). Pursuant to the Wedbush Agreement, Wedbush has agreed to (i) license the name Wedbush for the use of the Adviser; (ii) consult with the Adviser and prepare educational materials, research materials, and updates on regulation of the global video gaming technology and global cloud computing ecosystem; and (iii) provide support in connection with phone calls, appearances, and written content relating to the marketing of IVES and GAMR. Wedbush will also assumes the obligation of the Adviser to pay certain expenses of IVES and GAMR. Although Wedbush has agreed to be responsible for the payment of certain expenses of IVES and GAMR, the Adviser retains the ultimate obligation to the Funds to pay such expenses.

Advisory Fees:

Wedbush ETFMG Global Cloud Technology ETF 0.68%

Wedbush ETFMG Video Game Tech ETF 0.75%

The Adviser has entered into an agreement with its affiliate, ETFMG Financial LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds.

In May, 2020, Wedbush owns a minority, non-voting equity interest in the Adviser. Wedbush is not however, an affiliate of the Funds, the Adviser, the Funds’ distributor or any of their respective affiliates. Wedbush does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. Additionally, Wedbush is not involved in the maintenance of the Index and does not otherwise act in the capacity of an index provider.

Level ETF Ventures, LLC serves as the index provider for GAMR and IVES.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

31

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 - DISTRIBUTION PLAN

Each Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Funds, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2021, the Funds did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2021:

	Purchases	Sales
Wedbush ETFMG Global Cloud Technology ETF	$8,134,450	$13,056,663
Wedbush ETFMG Video Game Tech ETF	$114,845,716	$115,882,749

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2021:

	Purchases In-	Sales In-
	Kind	Kind
Wedbush ETFMG Global Cloud Technology ETF	$12,936,079	$11,257,801
Wedbush ETFMG Video Game Tech ETF	$124,255,454	$180,765,288

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2021.

NOTE 7 — SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N. A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

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Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

As of September 30, 2021, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

	Values of	Fund
	Securities	Collateral
Fund	on Loan	Received*
Wedbush ETFMG Global Cloud Technology ETF	$13,291,307	$13,563,653
Wedbush ETFMG Video Game Tech ETF	10,979,169	11,220,283

*     The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF, as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2021 were as follows:

				Net
		Gross	Gross	Unrealized
	Cost	Unrealized Appreciation	Unrealized Depreciation	Appreciation (Depreciation)
Wedbush ETFMG Global Cloud Technology ETF	$52,150,078	$18,041,841	$(2,509,458)	$15,532,383
Wedbush ETFMG Video Game Tech ETF	124,904,168	6,296,179	(19,775,368)	(13,479,189)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

33

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
Wedbush ETFMG Global Cloud Technology ETF	$—	$—	$—	$(9,957,026)	$5,575,357
Wedbush ETFMG Video Game Tech ETF	1,198,325	—	1,198,325	(13,723,332)	(26,004,196)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2021, the Funds had accumulated capital loss carryovers of:

	Capital Loss	Capital Loss
	Carryforward	Carryforward
	ST	LT	Expires
Wedbush ETFMG Global Cloud Technology ETF	$(1,119,912)	$(8,708,611)	Indefinite
Wedbush ETFMG Video Game Tech ETF	(5,283,736)	(8,439,596)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2021.

Post-
	Late Year	October
	Ordinary	Capital
	Loss	Loss
Wedbush ETFMG Global Cloud Technology ETF	$(128,503)	$—
Wedbush ETFMG Video Game Tech ETF	—	—

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2021, the following table shows the reclassifications made:

	Total
	Distributable	Paid-In
	Earnings/(Loss)	Capital
Wedbush ETFMG Global Cloud Technology ETF	$(6,188,005)	6,188,005
Wedbush ETFMG Video Game Tech ETF	(72,605,703)	72,605,703

34

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The tax charter of distributions paid during the year ended September 30, 2021, and the year ended September 30, 2020 were as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	From	From	From	From
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Wedbush ETFMG Global Cloud Technology ETF	$138,689	—	$226,000	—
Wedbush ETFMG Video Game Tech ETF	1,207,000	—	726,000	—

NOTE 9 - INVESTMENTS IN AFFILIATES

Wedbush ETFMG Global Cloud Technology ETF

Wedbush ETFMG Global Cloud Technology ETF owned the following company during the year ended September 30, 2021. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the year ended September 30, 2021. Transactions during the year in the security were as follows:

Security Name	Value, at September 30, 2020	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value, at September 30, 2021	Ending Shares
ETFMG Sit Ultra Short ETF	$2,489,250	$—	$—	$—	$(1,500)	$—	$2,487,750	50,000

Wedbush ETFMG Video Game Tech ETF

Wedbush ETFMG Video Game Tech ETF owned the following company during the year ended September 30, 2021. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the year ended September 30, 2021. Transactions during the year in the security were as follows:

Security Name	Value, at September 30, 2020	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value, at September 30, 2021	Ending Shares
ETFMG Sit Ultra Short ETF	$2,489,250	$1,243,463	$—	$—	$(1,088)	$—	$3,731,625	75,000

NOTE 10 - LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims. The PureShares action was dismissed without prejudice by way of stipulation filed on February 14, 2020.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest (the “Judgment”). The Court also denied Plaintiff’s requests for punitive damages and equitable relief. ETFMG filed a Notice of Appeal from the Judgment in the United States Court of Appeals for the Second Circuit on January 19, 2021, Docket No. 20-300.

35

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

On October 28, 2021, Nasdaq and ETFMG entered into a Judgment Payment Agreement, which satisfied the Judgment. On November 1, 2021, Nasdaq recorded a Satisfaction of Judgment with the United States District Court for the Southern District of New York reflecting that the Judgment was paid in full, and ETFMG withdrew its appeal of the Judgment with prejudice before the United States Court of Appeals for the Second Circuit. PureShares is not a direct party to the Judgment Payment Agreement. ETFMG, however, believes PureShares’ claims in the New Jersey case, if reinstituted, would substantially overlap with those asserted on its behalf by Nasdaq that resulted in the Judgment, which has been satisfied.

The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements.

NOTE 11 — SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Except as disclosed in Note 10, this evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

36

Wedbush ETFMG TM ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of Wedbush ETFMG Global Cloud Technology ETF

and Wedbush ETFMG Video Game Tech ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Wedbush ETFMG Global Cloud Technology ETF and Wedbush ETFMG Video Game Tech ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust) as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York
November 29, 2021

37

Wedbush ETFMG TM ETF

Expense Example

Six Months Ended September 30, 2021 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During the Period ^	Annualized Expense Ratio During the Period April 1, 2021 to September 30, 2021
Wedbush ETFMG Global Cloud Technology ETF
Actual	1,000.00	1,076.90	3.54	0.68%
Hypothetical (5% annual)	1,000.00	1,021.66	3.45	0.68%
Wedbush ETFMG Video Game Tech ETF
Actual	1,000.00	870.50	3.52	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%

^  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the period from April 1, 2021 to September 30, 2021).

38

Wedbush ETFMG TM ETF

SUPPLEMENTARY INFORMATION

September 30, 2021 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Funds’ website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
Wedbush ETFMG Global Cloud Technology ETF	78.45%
Wedbush ETFMG Video Game Tech ETF	51.29%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was as follows:

Fund Name	DRD
Wedbush ETFMG Global Cloud Technology ETF	44.52%
Wedbush ETFMG Video Game Tech ETF	5.93%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
Wedbush ETFMG Global Cloud Technology ETF	0.00%
Wedbush ETFMG Video Game Tech ETF	0.00%

During the year ended September 30, 2021, the Funds did not declare any long-term realized gains distributions.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/21
Wedbush ETFMG Video Game Tech ETF	$1,800,463	$237,492	$1.50038583	$0.19790967	1,200,000

39

Wedbush ETFMG TM ETF

SUPPLEMENTARY INFORMATION

September 30, 2021 (Unaudited) (Continued)

Foreign taxes paid or withheld should be included to taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisors with respect to their investments in the Funds.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. Once filed, each Fund’s Part F of Form N-PORT is available without charge, on the SEC’s website at www.sec.gov and the Funds' website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 - INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-877-756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-877-756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

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Wedbush ETFMG TM ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator).	17	None
John A. Flanagan, (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer of ETFMG Financial LLC (since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).	n/a	n/a
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator).	17	None
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

41

Wedbush ETFMG TM ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016).

			n/a	n/a
Independent Trustees
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange- traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	17	None

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Wedbush ETFMG TM ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)     The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)     The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)     The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)     The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)     The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)     The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)     The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

43

Advisor
ETF Managers Group, LLC
30 Maple Street, Suite 2, Summit, NJ 07901

Distributor
ETFMG Financial LLC
30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending
800 Nicolet Mall
Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm
WithumSmith + Brown, PC
1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel
Sullivan & Worcester LLP
1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2021

ETFMG Alternative Harvest ETF

MJ

ETFMG U.S. Alternative Harvest ETF

MJUS

ETFMG 2x Daily Alternative Harvest ETF

MJXL

The funds are series of ETF Managers Trust.

ETFMG TM ETFs

September 30, 2021

1

ETFMG TM ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these funds.

ETFMG Alternative Harvest ETF (MJ) Performance Review

The following information pertains to the fiscal period from October 1, 2020 to September 30, 2021.

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Alternative Harvest Index (the “Index”).

Over the period, the total return for the Fund was 40.90%, while the total return for the Index was 39.33%. The best performers on the basis of contribution to return were Aphria Inc., Tilray Inc.-Class 2 Common, GW Pharmaceuticals Ltd., Aurora Cannabis Inc. and Canopy Growth Corp., while the worst performers Charlottes Web Holdings Inc., Arena Pharmaceuticals Inc., Hydrofarm Holdings Group Inc., Corbus Pharmaceuticals Holdings and Jazz Pharmaceuticals Plc.

During the reporting period, the Fund saw an average approximate allocation of 51.8% to Pharmaceuticals, 24.9% to Tobacco and 6.0% to Specialty Retail. The Fund was exposed predominately to the Canada 46.2%, followed by the United States 44.9% and the United Kingdom 6.0%.

ETFMG U.S. Alternative Harvest ETF (MJUS) Performance Review

The following information pertains to the fiscal period from the Fund’s inception, May 12, 2021 to September 30, 2021.

The ETFMG U.S. Alternative Harvest ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime U.S. Alternative Harvest Index (the "Index").

Over the period, the total return for the Fund was -22.82%, while the total return the for the Index was -21.43%. The best performers in the Fund on the basis of contribution to return were Innovative Industrial Proper, Ascend Wellness Holdings-A, Marimed Inc, Wm Technology Inc and Greenlane Holdings Inc - A, while the worst performers were Trulieve Cannabis Corp., Verano Holdings Corp., Cresco Labs Inc-Subordinate, Hydrofarm Holdings Group Inc. and Columbia Care Inc.

During the reporting period, the Fund saw an average approximate allocation to Pharmaceuticals 73.8%, Equity Real Estate Investment Trusts (REITs) 8.1%, Machinery 4.1% and Specialty Retail 3.9%. The Fund was exposed 74.4% United States and 25.6% Canada.

ETFMG 2x Daily Alternative Harvest ETF (MJXL) Operational Review

The discussion below relates to the performance of MJXL (the “ETF”) for the period from the ETF’s inception, July 6, 2021 to the ETF’s fiscal year-end of September 30, 2021. The ETF is leveraged and seeks daily investment results, before fees and expenses, of 200% of the performance of the Index.

The ETF, as stated above, seeks daily investment results. It does not seek to track a multiple of the Index for periods of longer than one day and the performance of the ETF over longer periods may not correlate to the Index performance. The ETF should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

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ETFMG TM ETFs

MJXL attempts to provide investment results that correlate to 200% of the return of the Index, meaning MJXL attempts to move in the same direction as the Index.

In seeking to achieve the ETF’s daily investment results, ETF Managers Group LLC (the “Adviser”) relies upon quantitative analysis to generate orders resulting in repositioning the ETF’s investments in accordance with its daily investment objective. Using this approach, the Adviser determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with the ETF’s objective. As a consequence, if the ETF is performing as designed, the return of the Index will dictate the return for the ETF. The ETF pursues its investment objective regardless of market conditions and does not take defensive positions. The ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, the ETF invests in some combination of financial instruments, including derivatives. The ETF invests significantly in derivatives, including swap agreements. The Adviser uses these types of investments to produce economically “leveraged” investment results. Leveraging allows the Adviser to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the ETF.

The ETF may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETF. The use of derivatives may expose the ETF to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because the ETF seeks daily investment results of the Index, a comparison of the return of the ETF to the Index does not provide an indication of whether the ETF has met its investment objective. To determine if the ETF has met its daily investment goals, the Adviser performs quantitative analysis seeking to determine the expected performance of the ETF as compared to Index. The quantitative analysis includes predictive models as well as stress-testing and back-testing.

Factors Affecting Performance of the ETF:

Leverage – The ETF seeks daily investment results (before fees and expenses) of 200% or -200% of the performance of the Index. The use of leverage magnifies an ETF’s gains or losses and increases the investment’s risk and volatility.

Index Performance – The daily performance of Index, and the factors and market conditions implicitly affecting the Index, are the primary factors driving ETF performance. Given the daily goals, the daily Index returns are most important. The market conditions that affected the Index during the past year are described in the Performance Overview section.

Volatility and Compounding – The goal of the ETF is to provide the specified multiple of the daily return of the Index. Over periods longer than a single day, the ETF should not be expected to provide the multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETF over longer periods are greater or less than the ETF’s daily stated goal. Periods of high volatility that lack a clear trend hurt the ETF’s performance while trending, low volatility markets enhance the ETF’s performance.

Cost of Financing – In order to attain leveraged or inverse leveraged exposure, the ETF receives [LIBOR] plus or minus a spread as applied to the borrowed portion of the ETF’s exposure. The spread varies by ETF and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. An increase in interest rates which effects the cost of financing will further impact the ETF’s performance and ability to track the Index.

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ETFMG TM ETFs

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in the ETF’s prospectus and may be higher than many traditional index funds’ fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETF. Transaction costs can be higher due to the ETF’s use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

ETFMG 2X Daily Alternative Harvest ETF (MJXL) Performance Review

The following information pertains to the fiscal period from the Fund’s inception, July 6, 2021 to September 30, 2021.

MJXL seeks to provide daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Index for a single day, not for any other period.

Over the reporting period, the Index had a total return of -27.86% and a volatility of 33.8%. Given the daily investment objectives of MJXL and the path dependency of returns for longer periods, the return of the Index for the reporting period alone should not generate expectations of MJXL performance for the same period. MJXL returned -48.90% for the reporting period and a volatility of 68.0%. For the reporting period MJXL had an average daily volume of 3,741 shares and an average daily statistical correlation of 98.6% to the return of the Index.

We thank you for your interest in the Fund. You can find further details about MJ, MJUS and MJXL by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

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ETFMG Alternative Harvest ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2021	1 Year Return	5 Year Return	Since Inception (12/03/15)	Value of $10,000 (9/30/2021)
ETFMG Alternative Harvest ETF (NAV)	40.90%	-8.52%	-3.91%	$7,924
ETFMG Alternative Harvest ETF(Market)	40.65%	-9.01%	-4.55%	$7,624
S&P 500 Index	30.00%	16.90%	15.80%	$23,505
Prime Alternative Harvest Index*	39.33%	-9.17%	-4.51%	$7,644

* On December 26, 2017, the Fund’s investment objective and principal investment strategy were substantially revised; therefore, the performance and average annual total returns shown for periods prior to December 26, 2017 is likely to have differed had the Fund’s current investment strategy been in effect during those periods. The Fund’s prior investment objective sought to provide investment results that corresponded to the performance of the Solactive Latin America Real Estate Index, which tracked equities with primary listings in the Latin America region that derived most of their income from real estate and real estate services. The Fund began tracking the Prime Alternative Harvest Index on December 26, 2017.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on December 3, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

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ETFMG Alternative Harvest ETF

Top Ten Holdings as of September 30, 2021 (Unaudited)*

		% of Total
1	Security	Investments
	ETFMG Sit Ultra Short ETF**	6.37%
2	Tilray, Inc. - Class 2	5.80%
3	Aurora Cannabis, Inc.	5.79%
4	Canopy Growth Corp.	5.62%
5	GrowGeneration Corp.	4.70%
6	Organigram Holdings, Inc.	4.50%
7	Cronos Group, Inc.	4.45%
8	Imperial Brands PLC	3.06%
9	Arena Pharmaceuticals, Inc.	3.01%
10	Vector Group, Ltd.	3.00%

Top Ten Holdings= 46.30% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

** Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

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ETFMG U.S. Alternative Harvest ETF

Growth of $10,000 (Unaudited)

	Since	Value of
Average Cumulative Returns	Inception	$10,000
Period Ended September 30, 2021	(5/12/2021)	(9/30/2021)
ETFMG U.S. Alternative Harvest ETF (NAV)	-22.82%	$7,718
ETFMG U.S. Alternative Harvest ETF (Market)	-22.92%	$7,708
S&P 500 Index	6.61%	$10,661
Prime US Alternative Harvest Index NTR	-21.43%	$7,857

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on May 12, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

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ETFMG U.S. Alternative Harvest ETF

Top Holdings as of September 30, 2021 (Unaudited)*

		% of Total
1	Security	Investments
	Innovative Industrial Properties, Inc.	34.55%
2	WM Technology, Inc.	15.78%
3	Hydrofarm Holdings Group, Inc.	14.81%
4	GrowGeneration Corp.	12.99%
5	AFC Gamma, Inc.	6.12%
6	Charlottes Web Holdings, Inc.	4.70%
7	Zynerba Pharmaceuticals, Inc	2.96%
8	cbdMD, Inc.	1.94%
9	Akerna Corp.	1.24%

Top Holdings = 95.09% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

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ETFMG 2x Daily Alternative Harvest ETF

Growth of $10,000 (Unaudited)

	Since	Value of
Average Cumulative Returns	Inception	$10,000
Period Ended September 30, 2021	(7/6/2021)	(9/30/2021)
ETFMG 2x Daily Alternative Harvest ETF (NAV)	-48.90%	$5,110
ETFMG 2x Daily Alternative Harvest ETF (Market)	-49.45%	$5,055
S&P 500 Index	-0.51%	$9,949
Prime Alternative Harvest Index NTR	-27.86%	$7,214

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on July 6, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

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ETFMG TM ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

MJ

The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre- empts state laws that legalizes its use for medicinal and recreational purposes. Cannabis companies and pharmaceutical companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG Financial is not affiliated with Prime Indexes.

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ETFMG TM ETFs

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

MJUS

The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre- empts state laws that legalizes its use for medicinal and recreational purposes. Cannabis companies and pharmaceutical companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

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ETFMG TM ETFs

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

MJXL

The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre- empts state laws that legalizes its use for medicinal and recreational purposes. Cannabis companies and pharmaceutical companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

Investing in an ETFMG 2x Daily Leveraged ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The ETFMG 2x Daily Leveraged ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment.

The use of derivatives such as swaps are subject to additional risks that may cause prices to fluctuate over time and include the effects of compounding, market volatility, leverage risk, aggressive investment techniques risk, counterparty risk, and intra- day investment risk. Please see the summary and full prospectuses for a more complete description of these and other risks of investing in the Fund.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

12

ETFMG TM ETFs

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is a recently organized, diversified management investment company with limited operating history. ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

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ETFMGTM ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2021

	ETFMG Alternative Harvest ETF	ETFMG U.S. Alternative Harvest ETF	ETFMG 2x Daily Alternative Harvest ETF
As a percent of Net Assets:
Canada	40.8%	1.2%	—%
Ireland	3.0	—	—
Sweden	2.2	—	—
United Kingdom	7.5	—	—
United States	46.0	23.2	—
Exchange Traded Funds	8.0	—	—
Total Return Swap	—	—	100.0
Short-Term and other Net Assets (Liabilities)	(7.5)	75.6	—
	100.0%	100.0%	100.0%

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ETFMG Alternative Harvest ETF

Schedule of Investments

September 30, 2021

	Shares	Value
COMMON STOCKS - 99.5%
Canada - 40.8%
Food Products - 3.4%
Village Farms International, Inc. (a)(b)(e)	4,334,626	$36,150,781
Pharmaceuticals - 37.4% (c)
Aurora Cannabis, Inc. (a)(b)(e)	11,265,937	77,960,284
Auxly Cannabis Group, Inc. (a)(b)	70,916,455	13,717,457
Canopy Growth Corp. (a)(b)	5,465,762	75,755,461
Charlottes Web Holdings, Inc. (a)(b)	12,022,971	23,730,797
Clever Leaves Holdings, Inc. (a)(b)(e)	2,308,712	17,915,605
Cronos Group, Inc. (a)(b)	10,595,350	59,969,681
HEXO Corp. (a)(b)	13,217,945	24,321,019
High Tide, Inc. (b)	1,579,556	9,876,902
MediPharm Labs Corp. (a)(b)	25,813,562	5,298,852
Organigram Holdings, Inc. (a)(b)(e)	26,338,475	60,578,493
The Valens Co., Inc. (a)(b)	16,324,413	30,029,909
Total Pharmaceuticals		399,154,460
Total Canada		435,305,241

Ireland - 3.0%
Pharmaceuticals - 3.0% (c)
Jazz Pharmaceuticals PLC (b)	249,276	32,458,228

Mexico - 0.0%
Construction & Engineering - 0.0%
Empresas ICA SAB de CV (b)(d)	155,893	—

Sweden - 2.2%
Tobacco - 2.2%
Swedish Match AB (b)	2,660,372	23,296,185

United Kingdom - 7.5%
Tobacco - 7.5%
British American Tobacco PLC	1,118,556	39,245,992
Imperial Brands PLC	1,965,038	41,264,289
Total Tobacco		80,510,281

United States - 46.0%
Biotechnology - 5.2%
Arena Pharmaceuticals, Inc. (b)	682,116	40,620,008
Corbus Pharmaceuticals Holdings, Inc. (b)(e)	14,101,511	14,383,541
Total Biotechnology		55,003,549
Chemicals - 3.3%
Scotts Miracle-Gro Co.	237,765	34,799,285
Machinery - 4.1%
Agrify Corp. (a)(b)	624,897	11,585,590
Hydrofarm Holdings Group, Inc. (b)	865,868	32,773,104
Total Machinery		44,358,694

The accompanying notes are an integral part of these financial statements.

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ETFMG Alternative Harvest ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Paper & Forest Products - 3.5%
Schweitzer-Mauduit International, Inc.	1,090,884	$37,810,040
Pharmaceuticals - 9.1% (c)
Tilray, Inc. - Class 2 (a)(b)	6,926,136	78,196,074
Zynerba Pharmaceuticals, Inc. (a)(b)(e)	4,452,815	18,879,936
Total Pharmaceuticals		97,076,010
Specialty Retail - 5.9%
GrowGeneration Corp. (a)(b)	2,564,869	63,275,318
Tobacco - 14.9%
22nd Century Group, Inc. (a)(b)(e)	12,885,652	38,141,530
Altria Group, Inc.	874,961	39,828,225
Philip Morris International, Inc.	423,991	40,190,107
Vector Group, Ltd.	3,166,237	40,369,522
Total Tobacco		158,529,384
Total United States		490,852,280
TOTAL COMMON STOCKS (Cost $1,386,252,311)		1,062,422,215

INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 26.4%
ETFMG Sit Ultra Short ETF (e)	1,725,000	85,827,375
Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (f)	196,438,549	196,438,549
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLLATERAL (Cost
$282,257,147)		282,265,924

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X,
0.03% (f)	2,585,283	2,585,283
TOTAL SHORT-TERM INVESTMENTS (Cost $2,585,283)		2,585,283

Total Investments (Cost $1,671,094,741) - 126.2%		1,347,273,422
Liabilities in Excess of Other Assets - (26.2)%		(279,664,118)
TOTAL NET ASSETS - 100.0%		$1,067,609,304

Percentages are stated as a percent of net assets.

PLC   Public Limited Company

(a)	This security or a portion of this security was out on loan at September 30, 2021.
(b)	Non-income producing security.
(c)	As of September 30, 2021 the Fund had a significant portion of its assets in the Pharmaceutical Industry.
(d)	Value determined using significant unobservable inputs. The value of this security totals $0, which represents 0.00% of total net assets. Classified as Level 3 in the fair value hierarchy.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.
(f)	The rate quoted is the annualized seven-day yield at September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services").

The accompanying notes are an integral part of these financial statements.

16

ETFMG U.S. Alternative Harvest ETF

Schedule of Investments

September 30, 2021

	Shares	Value
COMMON STOCKS - 24.4%
Canada - 1.2%
Pharmaceuticals - 1.2%
Charlottes Web Holdings, Inc. (a)	37,323	$73,668

United States - 23.2%
Machinery - 3.7%
Hydrofarm Holdings Group, Inc. (a)	6,134	232,172
Pharmaceuticals - 1.3%
cbdMD, Inc. (a)	14,640	30,451
Zynerba Pharmaceuticals, Inc. (a)	10,959	46,466
Total Pharmaceuticals		76,917
Professional Services - 0.3%
Akerna Corp. (a)	6,891	19,433
Real Estate Investment Trusts (REITs) - 8.9%
AFC Gamma, Inc.	4,449	96,009
Innovative Industrial Properties, Inc.	2,343	541,631
Total Real Estate Investment Trusts (REITs)		637,640
Software Publishers - 4.1%
WM Technology, Inc. (a)	17,065	247,443
Specialty Retail - 3.3%
GrowGeneration Corp. (a)	8,255	203,651
Total United States		1,417,256
TOTAL COMMON STOCKS (Cost $1,695,676)		1,490,924

SHORT-TERM INVESTMENTS - 1.3%
Money Market Funds - 1.3%
First American Government Obligations Fund - Class X,
0.03% (b)	76,960	76,960
TOTAL SHORT-TERM INVESTMENTS (Cost $76,960)		76,960

Total Investments (Cost $1,772,636) - 25.7%		1,567,884
Other Assets in Excess of Liabilities - 74.3%		4,529,438
TOTAL NET ASSETS - 100.0%		$6,097,322

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield at September 30, 2021.

The accompanying notes are an integral part of these financial statements.

17

ETFMG U.S. Alternative Harvest ETF

Schedule of Total Return Swaps

September 30, 2021

Long Total Return Equity Swaps	Counterparty	Payment Frequency	Financing Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
4Front Ventures	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	$155,635	$—
Acreage Holdings	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	45,796	—
Ascend Wellness Holdings	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	239,559	—
AYR Wellness	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	282,300	—
C21 Investments	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	22,327	—
Cansortium	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	21,419	—
Ceres Acquisition - Class A	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	31,667	—
Columbia Care	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	248,178	—
Cresco Labs	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	435,826	—
Curaleaf Holdings	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	662,919	—
Gage Growth	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	68,718	—
Glass House Brands	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	68,672	—
Goodness Growth Holdings	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	33,173	—
Green Thumb Industries	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	498,694	—
Greenrose Acquisition	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	58,605	—
Harvest Health and Recovery	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	232,974	—
Jushi Holdings - Class B	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	170,290	—
Marimed	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	78,764	—
Medicine Man Technologies	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	21,367	—
Next Green Wave Canada	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	17,853	—
Planet 13 Holdings	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	248,320	—
Red White and Bloom Brands	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	40,146	—
Riv Capital	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	44,124	—
SOL Global Investments	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	42,042	—
Stem Holdings	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	15,244	—
Terrascend	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	143,454	—
Tilt Holdings	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	34,006	—
TPCO Holdings	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	83,042	—
Trulieve Cannabis	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	387,396	—
Verano Holdings - Class A	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 16, 2022	251,484	—
					$4,683,994	$—

The accompanying notes are an integral part of these financial statements.

18

ETFMG 2x Daily Alternative Harvest ETF

Schedule of Total Return Swaps

September 30, 2021

Reference Entity	Fund Pays/Receives Reference Entity	Counterparty	Payment Frequency	Financing Rate	Upfront Premiums Paid/Received	Notional Amount	Unrealized Appreciation (Depreciation)
ETFMG Alternative Harvest ETF	Receives	Cowen and Company, LLC	Monthly	Overnight Bank Funding Rate Index + 1.50%	$—	$1,092,273	$—

The accompanying notes are an integral part of these financial statements.

19

ETFMG TM ETFs

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2021

	ETFMG Alternative Harvest ETF	ETFMG U.S. Alternative Harvest ETF	ETFMG 2x Daily Alternative Harvest ETF
ASSETS
Investments in unaffiliated securities, at value*	$997,435,878	$1,567,884	$—
Investments in affiliated securities, at value*	349,837,544	—	—
Cash	—	1,088,602	151,893
Deposits at Broker for total return swap contracts	—	3,570,000	590,000
Receivables:
Dividends and interest receivable	2,678,385	5,429	—
Securities lending income receivable	567,880	—	—
Total assets	1,350,519,687	6,231,915	741,893

LIABILITIES
Collateral received for securities loaned (Note 7)	$282,257,147	$—	$—
Payables:
Payable for open swap contracts	—	130,774	179,346
Management fees payable	653,236	3,819	474
Total liabilities	282,910,383	134,593	179,820
Net Assets	$1,067,609,304	$6,097,322	$562,073

NET ASSETS CONSIST OF:
Paid-in Capital	$2,212,604,521	$6,384,970	$638,817
Total Distributable Earnings (Accumulated Losses)	(1,144,995,217)	(287,648)	(76,744)
Net Assets	$1,067,609,304	$6,097,322	$562,073

*Identified Cost:

Investments in unaffiliated securities	$1,267,183,245	$1,772,636	$—
Investments in affiliated securities	403,911,496	—	—

Shares Outstanding^	74,150,000	790,000	110,000

Net Asset Value, Offering and Redemption Price per Share	$14.40	$7.72	$5.11

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

20

ETFMG TM ETFs

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2021

	ETFMG Alternative Harvest ETF	ETFMG U.S. Alternative Harvest ETF(1)	ETFMG 2x Daily Alternative Harvest ETF(2)
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax & issuance fees of $461,670, $-, $-)	$20,582,549	$8,761	$—
Interest	1,434	14	341
Securities lending income	8,302,454	—	—
Total Investment Income	28,884,437	8,775	341

Expenses:
Management fees	10,092,666	17,903	1,410
Total Expenses	10,092,666	17,903	1,410
Net Investment Income (Loss)	18,791,771	(9,128)	(1,069)

REALIZED & UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SWAP CONTRACTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(293,319,871)	(8,986)	—
Affiliated Investments	8,880,174	—	—
In-Kind redemptions	258,009,839	—	—
Foreign currency and foreign currency translation	(8,747)	—	—
Swap contracts	—	(1,484,717)	(396,127)
Net Realized Gain (Loss) on Investments, Swap Contracts and In-Kind redemptions	(26,438,605)	(1,493,703)	(396,127)
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	228,764,466	(204,752)	—
Affiliated Investments	(54,073,951)	—	—
Net change in Unrealized Appreciation (Depreciation) on Investments and Swap Contracts	174,690,515	(204,752)	—
Net Realized and Unrealized Gain (Loss) on Investments and Swap Contracts	148,251,910	(1,698,455)	(396,127)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$167,043,681	$(1,707,583)	$(397,196)

(1)	The Fund commenced operations on May 12, 2021.
(2)	The Fund commenced operations on July 6, 2021.

The accompanying notes are an integral part of these financial statements.

21

ETFMG Alternative Harvest ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
OPERATIONS
Net investment income	$18,791,771	$38,371,401
Net realized gain (loss) on investments and In-Kind
Redemptions	(26,438,605)	(316,504,714)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	174,690,515	(135,942,672)
Net increase (decrease) in net assets resulting from operations	167,043,681	(414,075,985)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(17,257,000)	(37,958,000)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	421,833,537	147,008,161
Transaction Fees (See Note 1)	18,289	39,219
Net increase in net assets from capital share transactions	421,851,826	147,047,380
Total increase (decrease) in net assets	571,638,507	(304,986,605)

NET ASSETS
Beginning of Year	495,970,797	800,957,402
End of Year	$1,067,609,304	$495,970,797

Summary of share transactions is as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	57,650,000	$1,053,114,312	13,200,000	$203,682,152
Transaction Fees (See Note 1)	—	18,289	—	39,219
Shares Redeemed	(31,350,000)	(631,269,872)	(3,800,000)	(56,673,991)
Net Transactions in Fund Shares	26,300,000	$421,862,729	9,400,000	$147,047,380
Beginning Shares	47,850,000		38,450,000
Ending Shares	74,150,000		47,850,000

The accompanying notes are an integral part of these financial statements.

22

ETFMG U.S. Alternative Harvest ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30, 2021(1)
OPERATIONS
Net investment income (loss)	$(9,128)
Net realized gain (loss) on investments, swap contracts and In-Kind Redemptions	(1,493,703)
Net change in unrealized appreciation (depreciation) of investments and swap contracts	(204,752)
Net increase (decrease) in net assets resulting from operations	(1,707,583)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions	7,804,905
Total increase (decrease) in net assets	6,097,322

NET ASSETS
Beginning of Period	—
End of Period	$6,097,322

Summary of share transactions is as follows:

	Period Ended September 30, 2021(1)
	Shares	Amount
Shares Sold	790,000	$7,804,905
Shares Redeemed	—	—
Net Transactions in Fund Shares	790,000	$7,804,905
Beginning Shares	—
Ending Shares	790,000

(1)	The Fund commenced operations on May 12, 2021.

The accompanying notes are an integral part of these financial statements.

23

ETFMG 2x Daily Alternative Harvest ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30, 2021(1)
OPERATIONS
Net investment income (loss)	$(1,069)
Net realized gain (loss) on investments, swap contracts and In-Kind Redemptions	(396,127)
Net change in unrealized appreciation (depreciation) of investments and swap contracts	—
Net increase (decrease) in net assets resulting from operations	(397,196)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions	959,269
Total increase (decrease) in net assets	562,073

NET ASSETS
Beginning of Period	—
End of Period	$562,073

Summary of share transactions is as follows:

	Period Ended September 30, 2021(1)
	Shares	Amount
Shares Sold	110,000	$959,269
Shares Redeemed	—	—
Net Transactions in Fund Shares	110,000	$959,269
Beginning Shares	—
Ending Shares	110,000

(1)	The Fund commenced operations on July 6, 2021.

The accompanying notes are an integral part of these financial statements.

24

ETFMG Alternative Harvest ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning Year	$10.37	$20.83	$39.74	$31.36	$29.64
Income from Investment Operations:
Net investment income[1]	0.26	0.91	1.02	0.37	0.57
Net realized and unrealized
gain (loss) on investments	4.01	(10.49)	(18.96)	8.95	4.42
Total from investment operations	4.27	(9.58)	(17.94)	9.32	4.99
Less Distributions:
Distributions from net investment income	(0.24)	(0.88)	(0.97)	(0.74)	(2.56)
Net realized gains	—	—	—	(0.20)	(0.71)
Total distributions	(0.24)	(0.88)	(0.97)	(0.94)	(3.27)
Net asset value, end year	$14.40	$10.37	$20.83	$39.74	$31.36
Total Return	40.90%	-46.83%	-45.60%	33.85%	20.23%

Ratios/Supplemental Data:
Net assets at end year (000’s)	$1,067,609	$495,971	$800,957	$679,559	$6,271

Gross Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.79%
Net Investment Income to Average Net Assets	1.39%	6.27%	3.26%	1.18%	1.98%
Portfolio Turnover Rate	75%	46%	71%	97%	44%

[1]	Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

25

ETFMG U.S. Alternative Harvest ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Period Ended
September 30,
2021[1]
Net Asset Value, Beginning Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) [2]	(0.01)
Net realized and unrealized gain (loss) on investments	(2.27)
Total from investment operations	(2.28)
Net asset value, end period	$7.72
Total Return	-22.82%[3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$6,097

Gross Expenses to Average Net Assets	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	-0.38%[4]
Portfolio Turnover Rate	16%[3]

[1]	The Fund commenced operations on May 12, 2021.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

26

ETFMG 2x Daily Alternative Harvest ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Period Ended
September 30,
2021[1]
Net Asset Value, Beginning Period	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) [2]	(0.01)
Net realized and unrealized gain (loss) on investments	(4.88)
Total from investment operations	(4.89)
Net asset value, end period	$5.11
Total Return	-48.90%[3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$562

Gross Expenses to Average Net Assets	0.95%[4]
Net Investment Income (Loss) to Average Net Assets	-0.72%[4]
Portfolio Turnover Rate	0%[3]

[1]	The Fund commenced operations on July 6, 2021.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

27

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

NOTE 1 – ORGANIZATION

ETFMG Alternative Harvest ETF (“MJ”), ETFMG U.S. Alternative Harvest ETF (“MJUS”), and ETFMG 2x Daily Alternative Harvest ETF (“MJXL”) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
ETFMG Alternative Harvest ETF	12/3/2015	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Alternative Harvest Index (the “Index”).
ETFMG U.S. Alternative Harvest ETF	5/12/2021	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that derive at least 50% of their net revenue from the “Cannabis Business” in the United States, and in derivatives that have economic characteristics similar to such securities.
ETFMG 2x Daily Alternative Harvest ETF	7/6/2021	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Index for a single day, not for any other period.

The Funds may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve their investment objective.

The Funds each currently offer one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares for MJ and MJUS and 10,000 shares for MJXL, called “Creation Units.” Creation Units are issued and redeemed principally in- kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail

28

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2021, the Funds did not hold any securities that were fair valued by the Board.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

29

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents a summary of the Funds' investments in securities and swap contracts at fair value, as of September 30, 2021:

ETFMG Alternative Harvest ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,062,422,215	$—	$—	$1,062,422,215
Short Term Investments	2,585,283	—	—	2,585,283
ETFMG Sit Ultra Short ETF**	85,827,375	—	—	85,827,375
Investments Purchased with Securities Lending
Collateral*	—	—	—	196,438,549
Total Investments in Securities	$1,150,834,873	$—	$—	$1,347,273,422

ETFMG U.S. Alternative Harvest ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,490,924	$—	$—	$1,490,924
Short Term Investments	76,960	—	—	76,960
Total Investments in Securities	$1,567,884	$—	$—	$1,567,884

Swap Contracts***	Level 1	Level 2	Level 3	Total
Long Total Return Equity Swap Contracts	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

30

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

ETFMG 2x Daily Alternative Harvest ETF
Swap Contracts***	Level 1	Level 2	Level 3	Total
Long Total Return Equity Swap Contracts	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

^	See Schedule of Investments for classifications by country and industry.
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
**	Investment was purchased with collateral.
***	Swap contracts are derivative instruments, which are presented at the unrealized appreciation/depreciation on the instrument.

B.	Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2021 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2021, management has reviewed the tax positions for open periods (for Federal purposes, four years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

31

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives

The Funds may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

The total return swap contracts are subject to master netting agreements, which are agreements between a Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund through a single payment, in the event of default or termination. Amounts presented on the schedule of total return swaps are gross settlement amounts.

32

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The following table presents the Funds' gross derivative assets and liabilities by counterparty and contract type, net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Funds as of September 30, 2021.

ETFMG U.S. Alternative Harvest ETF

		Gross			Gross Amounts not offset in
		Amounts of			the Statements of Assets &
		Recognized			Liabilities
Assets
Presented in
		the	Gross
		Statements	Amounts
	Investment	of Assets &	Available		Financial	Collateral	Net
Counterparty	Type	Liabilities	Offset	Net Amounts	Instruments	Received	Amount
Cowen and Company, LLC	Total Return Swap Contracts	$(130,774)	$—	$(130,774)	$—	$—	$(130,774)

ETFMG 2x Daily Alternative Harvest ETF

		Gross			Gross Amounts not offset in
		Amounts of			the Statements of Assets &
		Recognized			Liabilities
Assets
Presented in
		the	Gross
		Statements	Amounts
	Investment	of Assets &	Available		Financial	Collateral	Net
Counterparty	Type	Liabilities	Offset	Net Amounts	Instruments	Received	Amount
Cowen and Company, LLC	Total Return Swap Contract	$(179,346)	$—	$(179,346)	$—	$—	$(179,346)

The average monthly notional amount of the swap contracts during the period ended September 30, 2021 for the Funds were:

ETFMG U.S. Alternative Harvest ETF	Swap Contracts	$4,855,145
ETFMG 2x Daily Alternative Harvest ETF	Swap Contract	$1,271,326

The following is a summary of the effect of swap contracts on the Funds' Statements of Assets and Liabilities as of September 30, 2021:

		Assets	Liabilities	Net Unrealized Gain (Loss)

ETFMG U.S. Alternative Harvest ETF	Swap Contracts	$—	$130,774	$—
ETFMG 2x Daily Alternative Harvest ETF	Swap Contract	$—	$179,346	$—

33

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The following is a summary of the effect of swap contracts on the Funds' Statements of Operations for the period ended September 30, 2021:

			Change in
			Unrealized
			Appreciation/
		Realized Gain (Loss)	Depreciation
ETFMG U.S.
Alternative Harvest
ETF	Swap Contracts	$(1,484,717)	$—
ETFMG 2x Daily
Alternative Harvest
ETF	Swap Contract	$(396,127)	$—

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds are not actively managed (“Index Funds”). Therefore, those Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Index Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Funds’ expenses, the Index Funds’ performance may be below that of their respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19),have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds' Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund's performance, resulting in losses to the Funds.

34

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. A Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose a Fund to losses in excess of those amounts initially invested.

Daily Index Correlation/Tracking Risk. There is no guarantee that a Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, a Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, a Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

35

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Under the Investment Advisory Agreement, the Advisor has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds unitary fees are accrued daily and paid monthly. The Advisor bears the costs of all advisory and non- advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

ETFMG Alternative Harvest ETF	0.75%
ETFMG U.S. Alternative Harvest ETF	0.75%
ETFMG 2x Daily Alternative Harvest ETF	0.95%

Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate ETFMG Financial, LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for MJ, MJUS and MJXL. Level is not affiliated with the Trust or the Advisor.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the period ended September 30, 2021, the Funds did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the period ended September 30, 2021:

	Purchases	Sales
ETFMG Alternative Harvest ETF	$ 1,206,934,813	$ 1,111,075,628
ETFMG U.S. Alternative Harvest ETF	333,903	228,141

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the period ended September 30, 2021:

	Purchases In-	Sales In-
	Kind	Kind
ETFMG Alternative Harvest ETF	$1,013,116,642	$598,646,112
ETFMG U.S. Alternative Harvest ETF	1,598,900	—

36

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the period ended September 30, 2021.

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1⁄3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies, in which the Fund may invest cash collateral, can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of the period ended September 30, 2021 the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received
	Values of	Fund
	Securities on	Collateral
Fund	Loan	Received*
ETFMG Alternative Harvest ETF	$272,175,870	$ 282,257,147

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, a money market fund with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF as shown on the Schedule of Investments.

37

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2021 were as follows:

				Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
ETFMG Alternative Harvest ETF	$1,747,712,784	$13,790,736	$(414,230,097)	$(400,439,361)
ETFMG U.S. Alternative Harvest ETF	1,778,251	140,373	(350,740)	(210,367)
ETFMG 2x Daily Alternative Harvest ETF	—	—	—	—

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed	Undistributed	Total	Other	Total
	Ordinary	Long-Term	Distributable	Accumulated	Accumulated
	Income	Gain	Earnings	Loss	Gain (Loss)
ETFMG Alternative Harvest ETF	$2,014,017	$—	$2,014,017	$(746,569,873)	$(1,144,995,217)
ETFMG U.S. Alternative Harvest ETF	—	—	—	(77,281)	(287,648)
ETFMG 2x Daily Alternative Harvest ETF	—	—	—	(76,744)	(76,744)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2021, the Funds had accumulated capital loss carryovers of:

	Capital Loss	Capital Loss
	Carryforward	Carryforward
	ST	LT	Expires
ETFMG Alternative Harvest ETF	$(225,753,428)	$(520,821,254)	Indefinite
ETFMG U.S. Alternative Harvest ETF	(77,281)	—	Indefinite
ETFMG 2x Daily Alternative Harvest ETF	(76,744)	—	Indefinite

38

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2021.

Post-
	Late Year	October
	Ordinary	Capital
	Loss	Loss
ETFMG Alternative Harvest ETF	$—	$—
ETFMG U.S. Alternative Harvest ETF	—	—
ETFMG 2x Daily Alternative Harvest ETF	—	—

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2021, the following table shows the reclassifications made:

	Total
	Distributable	Paid-In
	Earnings/(Loss)	Capital
ETFMG Alternative Harvest ETF	$(212,676,633)	$212,676,633
ETFMG U.S. Alternative Harvest ETF	1,419,935	(1,419,935)
ETFMG 2x Daily Alternative Harvest ETF	320,452	(320,452)

The tax character of distributions paid during the year ended September 30, 2021, and the year ended September 30, 2020 were as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	From	From	From	From
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
ETFMG Alternative Harvest ETF	$17,257,000	—	$38,259,296	—
ETFMG U.S. Alternative Harvest ETF	—	—	—	—
ETFMG 2x Daily Alternative Harvest ETF	—	—	—	—

39

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

NOTE 9 – INVESTMENTS IN AFFILIATES

ETFMG Alternative Harvest ETF

ETFMG Alternative Harvest ETF owned the following companies during the year ended September 30, 2021. 22nd Century Group, Inc., Aurora Cannabis, Inc., Clever Leaves Holdings, Inc., Corbus Pharmaceuticals Holdings, Inc., Organigram Holdings, Inc., Village Farms International, Inc., Zynerba Pharmaceuticals, Inc., and ETFMG Sit Ultra Short ETF are deemed to be affiliates of the Fund as defined by the 1940 Act as of the year ended September 30, 2021. Transactions during the year in these securities were as follows:

Security Name	Value at September 30, 2020	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2021	Ending Shares
22nd Century Group, Inc.*	$—	$56,074,941	$(25,031,572)	$9,286,846	$(2,188,685)	$—	$38,141,530	12,885,652
Aurora Cannabis, Inc. *	—	124,867,983	(14,705,286)	(4,489,775)	(27,712,638)	—	77,960,284	11,265,937
Clever Leaves Holdings, Inc. *	—	29,169,714	(1,354,553)	(246,298)	(9,653,258)	—	17,915,605	2,308,712
Corbus Pharmaceuticals Holdings, Inc. *	—	28,867,224	(2,817,370)	(565,594)	(11,100,719)	—	14,383,541	14,101,511
ETFMG Sit Ultra Short ETF *	—	85,818,598	—	—	8,777	—	85,827,375	1,725,000
Organigram Holdings, Inc. *	—	61,120,389	(5,567,085)	2,429,755	2,595,434	—	60,578,493	26,338,475
Village Farms International, Inc. *	—	55,766,536	(21,536,854)	4,090,811	(2,169,712)	—	36,150,781	4,334,626
Zynerba Pharmaceuticals, Inc. *	—	27,689,617	(3,330,961)	(1,625,571)	(3,853,150)	—	18,879,935	4,452,815
Total	$—	469,375,002	(74,343,681)	$8,880,174	$(54,073,951)	$—	$349,837,544	$77,412,728

*Affiliate as of September 30, 2021.

1 Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims. The PureShares action was dismissed without prejudice by way of stipulation filed on February 14, 2020.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv -08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest (the “Judgment”). The Court also denied Plaintiff’s requests for punitive damages and equitable relief. ETFMG filed a Notice of Appeal from the Judgment in the United States Court of Appeals for the Second Circuit on January 19, 2021, Docket No. 20-300.

On October 28, 2021, Nasdaq and ETFMG entered into a Judgment Payment Agreement, which satisfied the Judgment. On November 1, 2021, Nasdaq recorded a Satisfaction of Judgment with the United States District Court for the Southern District of New York reflecting that the Judgment was paid in full, and ETFMG withdrew its appeal of the Judgment with prejudice before the United States Court of Appeals for the Second Circuit. PureShares is not a direct party to the Judgment Payment Agreement. ETFMG, however, believes PureShares’ claims in the New Jersey case, if reinstituted, would substantially overlap with those asserted on its behalf by Nasdaq that resulted in the Judgment, which has been satisfied.

40

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Except as disclosed in Note 10, this evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

41

ETFMG TM ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Alternative Harvest ETF, ETFMG U.S. Alternative Harvest ETF and ETFMG 2x Daily Alternative Harvest ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ETFMG Alternative Harvest ETF, ETFMG U.S. Alternative Harvest ETF and ETFMG 2x Daily Alternative Harvest ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust), as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, New York

November 29, 2021

42

ETFMG U.S. Alternative Harvest ETF

ETFMG 2x Daily Alternative Harvest ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS
For the Period Ended September 30, 2021 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on March 30, 2021, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the approval of the Amended and Restated Investment Advisory Agreement (the “Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of ETFMG 2X Daily Alternative Harvest ETF and ETFMG U.S. Alternative Harvest ETF (the “New Funds”).

Pursuant to Section 15 of the 1940 Act, the Agreement must be approved by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for such meeting, the Board requests and reviews a wide variety of information from the Adviser.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services to be provided to the New Funds’ shareholders by the Adviser; (ii) comparative fee and expense data for each New Fund in relation to other similar investment companies; (iii) the extent to which economies of scale may be realized as the New Funds grow and whether the proposed advisory fee for each New Fund reflects these expected economies of scale for the benefit of the New Fund; and (iv) other financial benefits to the Adviser and its affiliates resulting from services to be rendered to the New Funds. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on March 30, 2021, and throughout the year. Among other things, the Adviser provided responses to detailed series of questions, which included information about the Adviser’s operations, service offerings, personnel, risk assessment and compliance programs and financial condition. Representatives of the Adviser discussed the services to be provided to the New Funds, the rationale for launching the New Funds, the marketing strategy and the New Funds’ proposed fees in comparison to the fees of comparable investment companies. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Agreement in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the approval of the Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Funds. The matters discussed were also considered separately by the Independent Trustees in executive session with independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services Provided.

The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that the Adviser would be providing investment advisory services to the New Funds. The Board discussed the responsibilities of the Adviser, including: the investment of each New Fund’s assets in accordance with its investment objective and monitoring compliance with various fund policies and procedures and with applicable securities regulations, and arranging for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the New Funds to operate. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the qualifications, experience and responsibilities of the Adviser’s investment personnel in managing funds with significant derivatives exposure; the quality of the Adviser’s compliance infrastructure and risk assessment capabilities; the marketing strategy for the New Funds and the determination of the Trust’s Chief Compliance Officer that the Adviser has appropriate compliance policies and procedures in place that are reasonably designed to prevent violations of the Federal Securities laws. The Board also took into account the significant investments that the Adviser has made in its business to help ensure the provision of high-quality services to the New Funds, such as the hiring of trading, legal and compliance personnel, and enhancements to technology and related systems. The Board also considered the Adviser’s experience managing ETFs, as well as the Adviser’s response to the market volatility and uncertainty during the recent pandemic.

43

ETFMG U.S. Alternative Harvest ETF

ETFMG 2x Daily Alternative Harvest ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS
For the Period Ended September 30, 2021 (Unaudited) (Continued)

With respect to the ETFMG U.S. Alternative Harvest ETF, the Board also considered an opinion of competent counsel that the New Fund’s investments would not cause the New Fund or its shareholders to violate the laws of the United States or state laws, or incur liability arising out of any such violation.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the New Funds by the Adviser.

Historical Performance.

The Board noted that the New Funds had not yet commenced operations and that therefore there was no prior performance to review.

Cost of Services Provided, Fall-Out Benefits and Economies of Scale.

The Board reviewed the proposed investment advisory fee for each of the New Funds and compared it to the total operating expenses of other funds in the industry falling within the same style category, or peer group, as the particular New Fund, as determined by a third-party service provider and the Adviser. The Board noted that the expense ratios for each of the New Funds was higher than or equal to the average and median expense ratios for its peer ETFs. The Trustees also considered the total expense ratios of other ETFs that they considered to be comparable, based on the investment objectives and strategies of the ETFs. The Board took into consideration management’s discussion of the fees, including that there are limited true peers for the New Funds because of their niche strategies.

The Board also noted the importance of the fact that the advisory fees for the New Funds were “unified fees,” meaning that the shareholders of the New Funds would pay no expenses other than the advisory fee, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (such as, among other things and subject to Board approval, certain proxy solicitation costs and non-standard Board-related expenses and litigation against the Board, Trustees, New Funds, Adviser, and officers of the Adviser), and distribution (12b-1) fees and expenses (the “Excluded Expenses”). The Board also noted that the Adviser would be responsible for compensating the New Funds’ other service providers and paying the New Funds’ other expenses out of its own fee and resources. The Board further noted that because the New Funds are new, it was difficult to estimate the profitability of the New Funds to the Adviser. The Board, however, considered collateral or “fall-out” benefits that ETFMG and its affiliates may derive as a result of their relationship with the New Funds.

The Board noted that because the New Funds are new, it also was difficult to estimate whether the New Funds would experience economies of scale. The Board noted that the Adviser will review expenses as the New Funds’ assets grow. The Board determined to evaluate economies of scale on an ongoing basis if the New Funds achieved asset growth.

44

ETFMG U.S. Alternative Harvest ETF

ETFMG 2x Daily Alternative Harvest ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS
For the Period Ended September 30, 2021 (Unaudited) (Continued)

In its deliberations, the Board did not identify any single piece of information discussed above that was all-important, controlling or determinative of its decision. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser will provide to the New Funds; and (c) approved the Agreement for an initial term of two years.

45

ETFMG TM ETFs

EXPENSE EXAMPLE

September 30, 2021 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During the Period		Annualized Expense Ratio During the Period April 1, 2021 to September 30, 2021
ETFMG Alternative Harvest ETF
Actual	1,000.00	636.00	3.08	(1)	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	(1)	0.75%
ETFMG U.S. Alternative Harvest ETF
Actual	1,000.00	771.80	2.58	(2)	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	(4)	0.75%
ETFMG 2x Daily Alternative Harvest ETF
Actual	1,000.00	511.00	1.71	(3)	0.95%
Hypothetical (5% annual)	1,000.00	1,020.31	4.81	(4)	0.95%

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 183/365 days (to reflect the six-month period).
(2)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 142/365 days (to reflect the period since the Fund’s inception).
(3)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 87/365 days (to reflect the period since the Fund’s inception).
(4)	For comparative purposes only as the Fund was not in operation for the full six-month period.

46

ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

September 30, 2021 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
ETFMG Alternative Harvest ETF	100.00%
ETFMG U.S. Alternative Harvest ETF	0.00%
ETFMG 2x Daily Alternative Harvest ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was as follows:

Fund Name	Dividends Received Deduction
ETFMG Alternative Harvest ETF	74.28%
ETFMG U.S. Alternative Harvest ETF	0.00%
ETFMG 2x Daily Alternative Harvest ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain
ETFMG Alternative Harvest ETF	0.00%
ETFMG U.S. Alternative Harvest ETF	0.00%
ETFMG 2x Daily Alternative Harvest ETF	0.00%

During the year ended September 30, 2021, the Funds did not declare any long-term realized gains distributions.

Pursuant to Section 853 of the Internal Revenue Code, the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/21
ETFMG Alternative Harvest ETF	4,249,571	256,535	0.05731047	0.00345968	74,150,000

47

ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

September 30, 2021 (Unaudited) (Continued)

Foreign taxes paid or withheld should be included to taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

48

ETFMG TM ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012- 2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012- 2014) (commodity pool operator).	17	None
John A. Flanagan, (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer of ETFMG Financial LLC (Since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).	n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019- 2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016- 2019); and Partner of Reed Smith (law firm) (2015- 2016).	n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

49

ETFMG Alternative Harvest ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	17	None

50

ETFMG TM ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)   The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with

Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)   The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)   The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)   The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so  by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)   The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)   The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S -P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

51

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2021

BlueStar Israel Technology ETF
Ticker: ITEQ

The fund is a series of ETF Managers Trust.

BlueStar Israel Technology ETF

September 30, 2021

BlueStar Israel Technology ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the BlueStar Israel Technology Exchange-Traded Fund (“ITEQ” or the “Fund”). The following information pertains to the fiscal period from October 1, 2020 to September 30, 2021.

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the BlueStar Israel Global Technology Index (the “Index”).

Over the 12-month period ending September 30, 2021, the total return for the Fund was 19.76% while the total return for the Index was 19.62%. The difference was primarily attributable to Fund expenses that are not a part of the Index. The best performers in the Fund on the basis of contribution to its return were Inmode Ltd., Kornit Digital Ltd., Novocure Ltd., Nice Ltd. and Solaredge Technologies Inc., while the worst performers were Wix.Com Ltd., Jfrog Ltd., Lemonade Inc., Nano-X Imaging Ltd. and Compugen Ltd.

During the reporting period, the Fund saw an average approximate allocation of 31.8% to Software, 15.6% to IT Services and 13.29% to Semiconductors & Semiconductor Equipment. The Fund was exposed predominately to Israel 50.6%, followed by the United States 48.1%.

We believe Israeli companies play an essential role in the global high technology value chain. Most technology users, from online shoppers to Fortune 500 companies, use Israeli technology applications and solutions every day without ever being aware of it. From cybersecurity and defense to clean energy and agriculture, Israeli innovations power some of the biggest names in the tech industry today.

Even in industries where Israeli companies do not have dominant individual market share, the collective footprint of Israeli companies is significant in many key technology subsectors, and Israel-based Research & Development and non-public companies are usually significant contributors to that same sub-industry’s ecosystem.

There is much ahead for Israeli Technology companies and we are thankful you have joined us. You can find further details about ITEQ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS. (1-844-383-6477).

Sincerely,

Sincerely,

Samuel Masucci III

Chairman of the Board

2

BlueStar Israel Technology ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2021	1 Year Return	5 Year Return	Since Inception (11/2/2015)	Value of $10,000 (9/30/2021)
BlueStar Israel Technology ETF (NAV)	19.76%	21.38%	18.26%	$26,953
BlueStar Israel Technology ETF (Market)	19.51%	21.25%	18.21%	$26,884
S&P 500 Index	30.00%	16.90%	15.10%	$22,962
BlueStar Israel Global Technology IndexTM	19.62%	22.39%	19.22%	$28,273

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 2, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

3

BlueStar Israel Technology ETF

Top Ten Holdings as of September 30, 2021 (Unaudited)*

	Security	% of Total Investments
1	Nice, Ltd.	8.45%
2	SolarEdge Technologies, Inc.	7.22%
3	Check Point Software Technologies, Ltd.	6.23%
4	Amdocs, Ltd.	5.35%
5	Wix.com, Ltd.	4.99%
6	Playtika Holding Corp.	3.83%
7	Varonis Systems, Inc.	3.77%
8	Fiverr International, Ltd.	3.68%
9	CyberArk Software, Ltd.	3.68%
10	Novocure, Ltd.	3.68%

	Top Ten Holdings = 50.88% of Total Investments * Current Fund holdings may not be indicative of future Fund holdings.
4

BlueStar Israel Technology ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

ITEQ

The BlueStar Israel Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the BlueStar Israel Global Technology Index (the “Index”).

The Fund invests in Israeli companies. Foreign investing involves special risks such as currency fluctuations and political uncertainty. Funds that invest in smaller companies may experience greater volatility. Funds that emphasize investments in technology generally will experience greater price volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.

ETF shares are not individually redeemable, and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only, in blocks of 50,000 shares.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG Financial LLC is not affiliated with BlueStar Indexes.

5

BlueStar Israel Technology ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2021 (Unaudited)

BlueStar Israel Technology ETF
As a percent of Net Assets:
Gibraltar	0.9%
Guernsey	6.1
Israel	62.4
Jersey	4.2
United Kingdom	0.6
United States	25.4
Short-Term and other Net Assets (Liabilities)	0.4
100.0%
6

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2021

	Shares	Value
COMMON STOCKS - 99.6%
Gibraltar - 0.9%
Hotels, Restaurants & Leisure - 0.9%
888 Holdings PLC	285,520	$1,654,252

Guernsey - 6.1%
IT Services - 6.1%
Amdocs, Ltd.	153,763	11,641,398

Israel - 62.4%
Aerospace & Defense - 3.2%
Elbit Systems, Ltd.	37,097	5,403,543
RADA Electronic Industries, Ltd. (a)	77,133	820,695
Total Aerospace & Defense		6,224,238
Auto Components - 0.2%
Foresight Autonomous Holding, Ltd. - ADR (a)(b)	108,076	338,278
Biotechnology - 0.4%
Kamada, Ltd. (a)	66,594	353,425
UroGen Pharma, Ltd. (a)(b)	21,560	362,639
Total Biotechnology		716,064
Capital Markets - 0.2%
Electreon Wireless, Ltd. (a)	8,243	420,338
Communications Equipment - 2.8%
AudioCodes, Ltd.	36,320	1,181,853
BATM Advanced Communications, Ltd. (a)	444,396	538,901
Ceragon Networks, Ltd. (a)	127,283	444,218
Gilat Satellite Networks, Ltd.	60,468	542,794
Ituran Location and Control, Ltd.	21,592	548,221
Radware, Ltd. (a)	47,541	1,603,082
Silicom, Ltd. (a)	10,319	446,297
Total Communications Equipment		5,305,366
Diversified Financial Services - 1.2%
Plus500, Ltd.	126,670	2,372,385
Electrical Equipment - 0.2%
Augwind Energy Tech Storage, Ltd. (a)	23,991	346,029
Health Care Equipment & Supplies - 4.7%
Inmode, Ltd. (a)	50,151	7,996,577
Nano-X Imaging, Ltd. (a)(b)	46,168	1,038,780
Total Health Care Equipment & Supplies		9,035,357
Household Durables - 0.8%
Maytronics, Ltd.	61,208	1,447,837
Independent Power and Renewable Electricity
Producers - 2.0%
Doral Group Renewable Energy Resources, Ltd. (a)	94,030	343,868
Energix-Renewable Energies, Ltd.	320,832	1,360,373
Enlight Renewable Energy, Ltd. (a)	983,392	2,140,374
Total Independent Power and Renewable Electricity Producers		3,844,615

The accompanying notes are an integral part of these financial statements.

7

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Internet & Direct Marketing Retail - 4.2%
Fiverr International, Ltd. (a)(b)	43,898	$8,019,286
IT Services - 7.3%
Formula Systems 1985, Ltd.	11,018	1,077,894
Matrix IT, Ltd.	41,558	1,108,703
One Software Technologies, Ltd.	41,750	674,563
Splitit, Ltd. (a)(b)	836,534	257,028
Wix.com, Ltd. (a)	55,423	10,861,245
Total IT Services		13,979,433
Life Sciences Tools & Services - 0.3%
Compugen, Ltd. (a)(b)	105,976	632,677
Machinery - 3.6%
Kornit Digital, Ltd. (a)	47,706	6,904,967
Media - 0.9%
Perion Network, Ltd. (a)	46,573	807,110
Tremor International, Ltd. (a)	94,609	864,289
Total Media		1,671,399
Pharmaceuticals - 0.1%
Redhill Biopharma, Ltd. - ADR (a)(b)	55,930	256,159
Semiconductors & Semiconductor Equipment - 4.1%
Camtek, Ltd. (a)	32,435	1,313,942
Nova Measuring Instruments, Ltd. (a)	25,567	2,600,356
Tower Semiconductor, Ltd. (a)	129,106	3,896,066
Total Semiconductors & Semiconductor Equipment		7,810,364
Software - 24.4% (d)
Allot Communications, Ltd. (a)	37,701	560,237
Check Point Software Technologies, Ltd. (a)	119,939	13,557,904
Cognyte Software, Ltd. (a)	95,685	1,966,327
CyberArk Software, Ltd. (a)	50,761	8,011,101
Hilan, Ltd.	18,110	1,022,355
Jfrog, Ltd. (a)(b)	66,261	2,219,744
Magic Software Enterprises, Ltd.	34,765	689,919
Nice, Ltd. (a)	65,920	18,402,270
Tufin Software Technologies, Ltd. (a)	44,238	434,860
Total Software		46,864,717
Technology Hardware, Storage & Peripherals - 1.8%
Nano Dimension, Ltd. - ADR (a)(b)	365,572	2,061,826
Stratasys, Ltd. (a)	62,720	1,349,734
Total Technology Hardware, Storage & Peripherals		3,411,560
Total Israel		119,601,069

Jersey - 4.2%
Health Care Equipment & Supplies - 4.2%
Novocure, Ltd. (a)	68,898	8,003,880

United Kingdom - 0.6%
Software - 0.6% (d)
Sapiens International Corp. NV	41,550	1,205,020

The accompanying notes are an integral part of these financial statements.

8

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
United States - 25.4%
Biotechnology - 0.0% (e)
Pluristem Therapeutics, Inc. (a)	1	$2
Electronic Equipment, Instruments & Components - 0.5%
Powerfleet, Inc. (a)	52,765	353,526
Vishay Precision Group, Inc. (a)	15,243	529,999
Total Electronic Equipment, Instruments & Components		883,525
Entertainment - 4.3%
Playtika Holding Corp. (a)(b)	301,732	8,336,855
Independent Power and Renewable Electricity Producers - 1.4%
Ormat Technologies, Inc.	39,527	2,669,095
Insurance - 1.6%
Lemonade, Inc. (a)(b)	47,332	3,171,718
Pharmaceuticals - 0.6%
Oramed Pharmaceuticals, Inc. (a)	49,924	1,097,330
Semiconductors & Semiconductor Equipment - 9.1%
CEVA, Inc. (a)	26,516	1,131,438
DSP Group, Inc. (a)	32,642	715,186
SolarEdge Technologies, Inc. (a)	59,248	15,713,755
Total Semiconductors & Semiconductor Equipment		17,560,379
Software - 7.9% (d)
LivePerson, Inc. (a)	59,335	3,496,844
Varonis Systems, Inc. (a)	135,101	8,220,895
Verint Systems, Inc. (a)	75,013	3,359,832
Total Software		15,077,571
Total United States		48,796,475
TOTAL COMMON STOCKS (Cost $159,514,708)		190,902,094

INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 13.6%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (c)	26,121,942	26,121,942
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLATTERAL (Cost $26,121,942)

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
First American Government Obligations Fund - Class X, 0.03% (c)	753,919	753,919
TOTAL SHORT-TERM INVESTMENTS (Cost $753,919)

Total Investments (Cost $186,390,569) - 113.6%		217,777,955
Liabilities in Excess of Other Assets - (13.6)%		(26,105,351)
TOTAL NET ASSETS - 100.0%		$191,672,604

The accompanying notes are an integral part of these financial statements.

9

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2021 (Continued)

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2021.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2021, the Fund had a significant portion of its assets invested in the Software Industry.
(e)	Amount is less than 0.05%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

10

BlueStar Israel Technology ETF

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2021

BlueStar Israel Technology ETF
ASSETS
Investments in securities, at value*	$217,777,955
Foreign currency*	204
Receivables:
Dividends and interest receivable	129,875
Securities lending income receivable	13,162
Total Assets	217,921,196

LIABILITIES
Collateral received for securities loaned (Note 7)	26,121,942
Payables:
Unitary fees payable	126,650
Total Liabilities	26,248,592
Net Assets	$191,672,604

NET ASSETS CONSIST OF:
Paid-in capital	$170,046,421
Total distributable earnings	21,626,183
Net Assets	$191,672,604

*Identified Cost:
Investments in securities	$186,390,569
Foreign currency	211

Shares Outstanding^	2,900,000
Net Asset Value, Offering and Redemption Price per Share	$66.09

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

11

BlueStar Israel Technology ETF

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2021

BlueStar Israel Technology ETF
INVESTMENT INCOME
Income:
Dividends from securities (net of foreign withholdings tax and issuance fees of $130,169)	$807,742
Interest	130
Securities lending income	578,072
Total Investment Income	1,385,944

Expenses:
Unitary Fees	1,426,441
Total Expenses	1,426,441
Net Investment Loss	(40,497)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated investments	(7,166,939)
Affiliated investments	(23,355)
In-Kind redemptions	33,685,035
Foreign currency and foreign currency translation	(26,324)
Net Realized Gain on Investments and In-Kind Redemptions	26,468,417
Net Change in Unrealized Appreciation/Depreciation of:
Unaffiliated investments	(4,615,807)
Affiliated investments	23,606
Foreign currency and foreign currency translation	(4)
Net Change in Unrealized Appreciation/Depreciation of Investments	(4,592,205)
Net Realized and Unrealized Gain on Investments	21,876,212
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,835,715

The accompanying notes are an integral part of these financial statements.

12

BlueStar Israel Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
OPERATIONS
Net investment loss	$(40,497)	$(117,631)
Net realized gain on investments and in-kind redemptions	26,468,417	8,325,852
Net change in unrealized appreciation/depreciation of
investments	(4,592,205)	23,883,271
Net increase in net assets resulting from operations	21,835,715	32,091,492

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(1,110,500)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding
shares	43,145,340	21,863,905
Net increase in net assets	63,870,555	53,955,397

NET ASSETS
Beginning of Year	127,802,049	73,846,652
End of Year	$191,672,604	$127,802,049

Summary of share transactions is as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	1,500,000	$103,500,515	900,000	$42,363,755
Shares Redeemed	(900,000)	(60,355,175)	(450,000)	(20,499,850)
Net Transactions in Fund Shares	600,000	$43,145,340	450,000	$21,863,905

Beginning Shares	2,300,000		1,850,000
Ending Shares	2,900,000		2,300,000

The accompanying notes are an integral part of these financial statements.

13

BlueStar Israel Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net Asset Value, Beginning of Year	$55.57	$39.92	$36.03	$31.38	$25.58
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.01)	(0.06)	(0.04)	0.04	0.02
Net realized and unrealized gain on investments	10.97	15.71	4.03	4.78	5.87
Total from investment operations	10.96	15.65	3.99	4.82	5.89
Less Distributions:
Distributions from net
investment income	(0.44)	—	(0.09)	(0.17)	(0.09)
Return of Capital	—	—	(0.01)	—	—
Total Distributions	(0.44)	—	(0.10)	(0.17)	(0.09)
Net Asset Value, end of year	$66.09	$55.57	$39.92	$36.03	$31.38
Total Return	19.76%	39.20%	11.17%	15.41%	23.16%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$191,673	$127,802	$73,847	$61,243	$23,538
Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income (Loss) to Average Net Assets	-0.02%	-0.12%	-0.12%	0.12%	0.07%
Portfolio Turnover Rate	21%	19%	24%	11%	19%

[1]	Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

14

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

NOTE 1 – ORGANIZATION

BlueStar Israel Technology ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the BlueStar Israel Global Technology IndexTM (BIGITechTM” or the “Index”). The Fund commenced operations on November 2, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NASDAQ Stock Market, LLC. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (“SEC”). For more information about the underlying fund’s operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

15

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

A.

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations. As of September 30, 2021, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

16

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2021:

BlueStar Israel Technology ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$190,902,094	$—	$—	$190,902,094
Short-Term Investments	753,919	—	—	753,919
Investments Purchased with Securities Lending Collateral*	—	—	—	26,121,942
Total Investments in Securities	$191,656,013	$—	$—	$217,777,955

^ See Schedule of Investments for classifications by country and industry.

* Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.

Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

17

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

D.

Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any are generally declared and paid by the Fund on a quarterly basis. Net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV share.

H.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the BlueStar Israel Technology ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

18

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of 0.75% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate, ETFMG Financial, LLC, to serve as distributor to the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

19

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The Advisor has entered into an Agreement with BlueStar Global Investors LLC ( “BlueStar”), under which BlueStar agrees to sublicense the use of the Underlying Index from BlueStar Indexes for use by the Advisor and the Fund. BlueStar also provides marketing support for the Fund, including distributing marketing materials related to the Fund. BlueStar does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, BlueStar is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b- 1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2021, the Fund did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2021:

	Purchases	Sales
BlueStar Israel Technology ETF	$39,166,477	$45,537,775

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2021:

	Purchases In-Kind	Sales In-Kind
BlueStar Israel Technology ETF	$102,388,477	$56,618,453

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2021.

20

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which the Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of September 30, 2021, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
BlueStar Israel Technology ETF	$25,435,625	$26,121,942

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2021 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlueStar Israel Technology ETF	$190,434,738	$45,823,728	$(18,480,511)	$27,343,217
21

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
BlueStar Israel Technology ETF	$—	$—	$—	$(5,717,034)	$21,626,183

As of September 30, 2021, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
BlueStar Israel Technology ETF	$(4,365,558)	$(1,351,476)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2021.

	Late Year Ordinary Loss	Post-October Capital Loss
BlueStar Israel Technology ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2021, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
BlueStar Israel Technology ETF	$(31,660,601)	$31,660,601

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2021 and September 30, 2020 are as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	From Ordinary Income	From Return of Capital	From Ordinary Income	From Capital Gains
BlueStar Israel Technology ETF	$993,321	$117,179	$—	$—

NOTE 9 – INVESTMENTS IN AFFILIATES

BlueStar Israel Technology ETF

BlueStar Israel Technology ETF owned the following company during the year ended September 30, 2021. ETFMG Sit Ultra Short ETF was deemed to be an affiliate of the Fund as defined by the 1940 Act during the year ended September 30, 2021, however was no longer held as of September 30, 2021. Transactions during the period in this security was as follows:

22

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Security Name	Value, at September 30, 2020	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value, at September 30, 2021	Ending Shares
ETFMG Sit Ultra Short ETF	$2,489,250	$—	$2,489,501	$(23,355)	$23,606	$—	$—	$—

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims. The PureShares action was dismissed without prejudice by way of stipulation filed on February 14, 2020.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv -08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest (the “Judgment”). The Court also denied Plaintiff’s requests for punitive damages and equitable relief. ETFMG filed a Notice of Appeal from the Judgment in the United States Court of Appeals for the Second Circuit on January 19, 2021, Docket No. 20-300.

On October 28, 2021, Nasdaq and ETFMG entered into a Judgment Payment Agreement, which satisfied the Judgment. On November 1, 2021, Nasdaq recorded a Satisfaction of Judgment with the United States District Court for the Southern District of New York reflecting that the Judgment was paid in full, and ETFMG withdrew its appeal of the Judgment with prejudice before the United States Court of Appeals for the Second Circuit. PureShares is not a direct party to the Judgment Payment Agreement. ETFMG, however, believes PureShares’ claims in the New Jersey case, if reinstituted, would substantially overlap with those asserted on its behalf by Nasdaq that resulted in the Judgment, which has been satisfied.

The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Except as disclosed in Note 10, this evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Financial Statements.

23

BlueStar Israel Technology ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of BlueStar Israel Technology ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlueStar Israel Technology ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, NY

November 29, 2021

24

BlueStar Israel Technology ETF

EXPENSE EXAMPLE

Six Months Ended September 30, 2021 (Unaudited)

As a shareholder of BlueStar Israel Technology ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

BlueStar Israel Technology ETF

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During The Period^	Annualized Expense Ratio During Period April 1, 2021 to September 30, 2021
Actual	$1,000.00	$1,019.00	$3.80	0.75%

Hypothetical (5% annual)	$1,000.00	$1,021.31	$3.80	0.75%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the period from April 1, 2021 to September 30, 2021).

25

BlueStar Israel Technology ETF

SUPPLEMENTARY INFORMATION

September 30, 2021 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.iteqetf.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
BlueStar Israel Technology ETF	41.70%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was as follows:

Fund Name	DRD
BlueStar Israel Technology ETF	12.20%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital
BlueStar Israel Technology ETF	0.00%

Pursuant to Section 853 of the Internal Revenue Code, the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/21
BlueStar Israel Technology ETF	905,107	128,882	0.31210579	0.04444216	2,900,000

Foreign taxes paid or withheld should be included to taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

26

BlueStar Israel Technology ETF

SUPPLEMENTARY INFORMATION

September 30, 2021 (Unaudited) (Continued)

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov), the Fund’s website (www.iteqetf.com) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on the Fund’s website www.iteqetf.com daily.

NOTE 4 - INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.iteqetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1- 844-ETF-MGRS (1-844-383-6477) or by visiting www.iteqetf.com. Read the prospectus carefully before investing.

27

BlueStar Israel Technology ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator).	17	None
John A. Flanagan, (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since

2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).

			n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)

Chief Compliance Officer of ETFMG Financial LLC (since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).

			n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016- 2019); and Partner of Reed Smith (law firm) (2015-2016).

			n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.
28

BlueStar Israel Technology ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	17	None
29

BlueStar Israel Technology ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)     The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)     The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)     The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)     The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)     The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)     The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)     The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

30

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services 615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2021

Etho Climate Leadership U.S. ETF

Ticker: ETHO

The fund is a series of ETF Managers Trust.

Etho Climate Leadership U.S. ETF

TABLE OF CONTENTS September 30, 2021

1

Etho Climate Leadership U.S. ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Etho Climate Leadership U.S. Exchange-Traded Fund (“ETHO” or the “Fund”). The following information pertains to the fiscal period from October 1, 2020 to September 30, 2021.

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index – U.S. (the “Index”).

For the fiscal period ended September 30, 2021, the total return for the Fund was 35.48% while the total return for the Index was 35.09%. The best performers in the Fund on the basis of contribution to its return were Sunpower Corp., Tesla Inc., Wesco International Inc., SVB Financial Group and Genmark Diagnostics Inc., while the worst performers Zoom Video Communications-A, Beyond Meat Inc., Teladoc Health Inc., Romeo Power Inc. and Quantumscape Corp.

During the reporting period, the Fund saw an average approximate allocation of 9.8% to Semiconductors & Semiconductor Equipment, 6.9% to Software, 5.2% to IT Services and 5.1% to Health Care Equipment & Supplies and 5.0% to Machinery. The Fund invests in the United States.

As you may know, the Etho Climate Leadership U.S. ETF offers broad diversification across companies that have demonstrated efficiency and leadership with their use of resources and their supply chains when compared to industry peers. The Fund holds roughly 265 equities equally weighted (at the time of rebalance) and results in a carbon emissions profile that is, on average, 50-70% lower per dollar invested than conventional U.S. benchmark indices.1 ETHO avoids investment in any direct fossil fuel companies, as well as enablers of that industry, along with a series of other unsustainable industries such as Tobacco/Weapons/Gambling, etc. Equal weighting of the Fund allows for the elimination of equities that do not meet ETHO’s standards without there being a significant impact on the diversification or performance of the Fund. It also creates broad exposure to both the sectors and factors that potentially make for greater stability and higher performance.

There is much ahead for environmentally sustainable and socially responsible investing. We are thankful you have joined us by investing in the Etho Climate Leadership U.S. ETF. You can find further details about ETHO by visiting www.etfmg.com, or by calling 1- 844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

1 Etho Capital. www.ethocapital.com

2

Etho Climate Leadership U.S. ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2021	1 Year Return	5 Year Return	Since Inception (11/18/2015)	Value of $10,000 (9/30/2021)
Etho Climate Leadership U.S. ETF (NAV)	35.48%	18.19%	16.91%	$25,009
Etho Climate Leadership U.S. ETF (Market)	35.30%	18.25%	16.93%	$25,036
S&P 500 Index	30.00%	16.90%	15.37%	$23,145
Etho Climate Leadership Index - U.S.	35.09%	17.68%	16.36%	$24,333

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 18, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

3

Etho Climate Leadership U.S. ETF

Top Ten Holdings as of September 30, 2021 (Unaudited)*
	Security	% of Total Investments
1	American National Group, Inc.	0.55%
2	Gartner, Inc.	0.52%
3	Herc Holdings, Inc.	0.50%
4	AMN Healthcare Services, Inc.	0.48%
5	NVIDIA Corp.	0.48%
6	DexCom, Inc.	0.47%
7	West Pharmaceutical Services, Inc.	0.47%
8	MSCI, Inc.	0.45%
9	Watts Water Technologies, Inc. - Class A	0.44%
10	Intuit, Inc.	0.44%

	Top Ten Holdings 4.80% of Total Investments
	* Current Fund holdings may not be indicative of future Fund holdings.

4

Etho Climate Leadership U.S. ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

ETHO

The ETHO Climate Leadership US ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index (the “Index”).

The Fund’s return may not match or achieve a high degree of correlation with the return of the Etho Climate Leadership Index — US.

To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC serves as the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. Both ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG Financial LLC is not affiliated with Etho Capital.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

5

Etho Climate Leadership U.S. ETF

PORTFOLIO ALLOCATIONS
As of September 30, 2021 (Unaudited)

Etho Climate Leadership U.S. ETF
As a percent of Net Assets:
Guernsey	0.4%
United States	99.1
Short-Term and other Net Assets (Liabilities)	0.5
100.0%

6

Etho Climate Leadership U.S. ETF

Schedule of Investments September 30, 2021

	Shares	Value
COMMON STOCKS - 99.5%
Guernsey - 0.4%
IT Services - 0.4%
Amdocs, Ltd.	9,320	$705,617
United States - 99.1%
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. - Class B	3,855	701,996
Auto Components - 1.1%
BorgWarner, Inc. (b)	14,110	609,693
Gentex Corp.	18,290	603,204
QuantumScape Corp. (a)(b)	14,543	356,885
XL Fleet Corp. (a)(b)	72,472	446,428
Total Auto Components		2,016,210
Automobiles - 1.3%
Canoo, Inc. (a)(b)	72,072	554,234
Fisker, Inc. (a)(b)	37,792	553,653
Lordstown Motors Corp. - Class A (a)(b)	55,293	441,238
Tesla, Inc. (a)	974	755,317
Total Automobiles		2,304,442
Banks - 3.0%
Amalgamated Financial Corp.	39,507	625,001
Bank of Hawaii Corp.	7,352	604,114
Commerce Bancshares, Inc.	8,537	594,858
Cullen/Frost Bankers, Inc. (b)	6,035	715,872
First Horizon Corp. (b)	38,969	634,805
South State Corp. (b)	8,360	624,241
SVB Financial Group (a)	1,316	851,294
Truist Financial Corp.	11,283	661,748
Total Banks		5,311,933
Biotechnology - 2.3%
Agios Pharmaceuticals, Inc. (a)(b)	12,603	581,628
Alnylam Pharmaceuticals, Inc. (a)	4,608	870,036
Avita Medical, Inc. (a)(b)	32,836	581,854
Biogen, Inc. (a)	2,325	657,952
Seagen, Inc. (a)	4,687	795,853
Vertex Pharmaceuticals, Inc. (a)	3,028	549,249
Total Biotechnology		4,036,572
Building Products - 2.9%
A.O. Smith Corp.	9,677	590,974
Advanced Drainage Systems, Inc. (b)	6,303	681,796
Armstrong World Industries, Inc.	7,242	691,394
Fortune Brands Home & Security, Inc.	6,815	609,397
Lennox International, Inc. (b)	2,091	615,109
Masco Corp.	10,923	606,773
Simpson Manufacturing Co., Inc.	6,283	672,093
Trex Co., Inc. (a)(b)	7,109	724,620
Total Building Products		5,192,156

The accompanying notes are an integral part of these financial statements.

7

Etho Climate Leadership U.S. ETF

Schedule of Investments September 30, 2021 (Continued)

	Shares	Value
Capital Markets - 3.7%
Affiliated Managers Group, Inc.	4,366	$659,659
Ares Management Corp. - Class A	11,729	865,951
Charles Schwab Corp.	10,020	729,857
Interactive Brokers Group, Inc. - Class A	8,928	556,572
KKR & Co, Inc.	13,366	813,722
MarketAxess Holdings, Inc. (b)	1,308	550,263
MSCI, Inc.	1,554	945,359
Northern Trust Corp.	6,244	673,166
T. Rowe Price Group, Inc.	3,861	759,459
Total Capital Markets		6,554,008
Chemicals - 0.4%
Ecolab, Inc.	3,048	635,874
Commercial Services & Supplies - 2.0%
Cintas Corp.	1,911	727,441
Clean Harbors, Inc. (a)	7,742	804,162
Copart, Inc. (a)	5,990	830,932
Rollins, Inc.	18,964	669,998
Steelcase, Inc. - Class A	45,529	577,308
Total Commercial Services & Supplies		3,609,841
Communications Equipment - 1.6%
Arista Networks, Inc. (a)(b)	2,154	740,201
Cisco Systems, Inc.	12,646	688,322
F5 Networks, Inc. (a)	3,120	620,194
Motorola Solutions, Inc.	3,474	807,079
Total Communications Equipment		2,855,796
Construction & Engineering - 0.8%
Ameresco, Inc. - Class A (a)	13,383	781,968
EMCOR Group, Inc.	5,810	670,358
Total Construction & Engineering		1,452,326
Construction Materials - 0.4%
Vulcan Materials Co.	3,867	654,142
Consumer Finance - 1.6%
American Express Co.	4,608	771,978
Discover Financial Services	6,887	846,069
PROG Holdings, Inc.	15,033	631,536
SLM Corp.	36,294	638,774
Total Consumer Finance		2,888,357
Containers & Packaging - 1.5%
AptarGroup, Inc.	4,610	550,204
Avery Dennison Corp.	3,558	737,252
Crown Holdings, Inc.	6,724	677,645
Packaging Corp of America	4,885	671,394
Total Containers & Packaging		2,636,495
Distributors - 1.3%
Genuine Parts Co.	5,680	688,586
LKQ Corp. (a)(b)	15,374	773,620
Pool Corp.	1,889	820,601
Total Distributors		2,282,807

The accompanying notes are an integral part of these financial statements.

8

Etho Climate Leadership U.S. ETF

Schedule of Investments September 30, 2021 (Continued)

	Shares	Value
Diversified Financial Services - 0.6%
Cannae Holdings, Inc. (a)	16,425	$510,982
Voya Financial, Inc.	10,263	630,045
Total Diversified Financial Services		1,141,027
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	21,772	588,062
ATN International, Inc.	13,283	622,308
Verizon Communications, Inc.	11,280	609,233
Total Diversified Telecommunication Services		1,819,603
Electrical Equipment - 2.2%
Array Technologies, Inc. (a)(b)	21,823	404,162
ChargePoint Holdings, Inc. (a)(b)	24,375	487,256
FuelCell Energy, Inc. (a)(b)	45,163	302,140
Hubbell, Inc.	3,506	633,429
Rockwell Automation, Inc.	2,464	724,514
Romeo Power, Inc. (a)	78,129	386,739
Shoals Technologies Group, Inc. - Class A (a)(b)	18,711	521,663
Sunrun, Inc. (a)(b)	10,760	473,440
Total Electrical Equipment		3,933,343
Electronic Equipment, Instruments & Components - 3.2%
CDW Corp.	3,937	716,613
Corning, Inc.	15,077	550,160
IPG Photonics Corp. (a)(b)	3,084	488,506
Itron, Inc. (a)	7,341	555,200
Keysight Technologies, Inc. (a)	4,537	745,383
Littelfuse, Inc.	2,467	674,157
National Instruments Corp.	15,208	596,610
Trimble, Inc. (a)	8,365	688,021
Zebra Technologies Corp. - Class A (a)	1,341	691,178
Total Electronic Equipment, Instruments & Components		5,705,828
Entertainment - 2.2%
Activision Blizzard, Inc.	7,022	543,433
Liberty Media Corp-Liberty Formula One - Class C (a)	15,033	772,846
Live Nation Entertainment, Inc. (a)(b)	7,688	700,607
Netflix, Inc. (a)	1,246	760,484
Take-Two Interactive Software, Inc. (a)	3,682	567,286
Walt Disney Co. (a)	3,525	596,324
Total Entertainment		3,940,980
Food & Staples Retailing - 0.7%
PriceSmart, Inc.	6,745	523,075
Sysco Corp.	8,300	651,550
Total Food & Staples Retailing		1,174,625
Food Products - 1.3%
Beyond Meat, Inc. (a)(b)	5,001	526,405
Hain Celestial Group, Inc. (a)(b)	14,925	638,491
Lamb Weston Holdings, Inc.	8,437	517,779
McCormick & Co., Inc.	7,338	594,598
Total Food Products		2,277,273

The accompanying notes are an integral part of these financial statements.

9

Etho Climate Leadership U.S. ETF

Schedule of Investments September 30, 2021 (Continued)

	Shares	Value
Health Care Equipment & Supplies - 4.2%
Align Technology, Inc. (a)	1,202	$799,847
Cooper Cos.	1,694	700,147
Danaher Corporation	2,893	880,745
DexCom, Inc. (a)	1,811	990,364
Edwards Lifesciences Corp. (a)	7,780	880,774
IDEXX Laboratories, Inc. (a)	1,330	827,127
ResMed, Inc.	3,363	886,319
Teleflex, Inc.	1,568	590,430
West Pharmaceutical Services, Inc.	2,310	980,688
Total Health Care Equipment & Supplies		7,536,441
Health Care Providers & Services - 1.0%
AMN Healthcare Services, Inc. (a)	8,830	1,013,242
Henry Schein, Inc. (a)	9,398	715,752
Total Health Care Providers & Services		1,728,994
Health Care Technology - 0.6%
Cerner Corp.	9,072	639,757
Teladoc Health, Inc. (a)(b)	3,579	453,853
Total Health Care Technology		1,093,610
Hotels, Restaurants & Leisure - 1.2%
Booking Holdings, Inc. (a)	278	659,936
Chipotle Mexican Grill, Inc. (a)	457	830,607
Hilton Worldwide Holdings, Inc. (a)	5,381	710,884
Total Hotels, Restaurants & Leisure		2,201,427
Household Durables - 1.5%
GoPro, Inc. - Class A (a)(b)	55,910	523,318
NVR, Inc. (a)(b)	138	661,583
Tempur Sealy International, Inc.	17,849	828,372
TopBuild Corp. (a)	3,106	636,140
Total Household Durables		2,649,413
Household Products - 0.3%
Church & Dwight Co., Inc. (b)	7,480	617,624
Independent Power and Renewable Electricity Producers - 1.0%
Clearway Energy, Inc. - Class A	24,968	704,098
Ormat Technologies, Inc. (b)	8,307	553,329
Sunnova Energy International, Inc. (a)(b)	15,942	525,129
Total Independent Power and Renewable Electricity Producers		1,782,556
Insurance - 3.6%
American Financial Group, Inc.	6,234	784,424
American National Group, Inc.	6,074	1,148,169
Cincinnati Financial Corp.	6,360	726,439
Citizens, Inc. (a)(b)	112,402	698,016
Erie Indemnity Co. - Class A (b)	2,957	527,588
Globe Life, Inc.	6,744	600,418
Hartford Financial Services Group, Inc.	9,815	689,504
MetLife, Inc.	10,819	667,857
W R Berkley Corp.	8,700	636,666
Total Insurance		6,479,081

The accompanying notes are an integral part of these financial statements.

10

Etho Climate Leadership U.S. ETF

Schedule of Investments September 30, 2021 (Continued)

	Shares	Value
Interactive Media & Services - 0.5%
Alphabet, Inc. - Class A (a)	315	$842,159
Internet & Direct Marketing Retail - 1.2%
Amazon.com, Inc. (a)	209	686,573
eBay, Inc.	10,666	743,100
Etsy, Inc. (a)(b)	3,226	670,879
Total Internet & Direct Marketing Retail		2,100,552
IT Services - 5.4%
Akamai Technologies, Inc. (a)	6,386	667,912
Broadridge Financial Solutions, Inc.	4,272	711,886
DXC Technology Co. (a)	20,817	699,659
Fidelity National Information Services, Inc.	4,646	565,325
Fiserv, Inc. (a)(b)	5,467	593,170
Gartner, Inc. (a)	3,564	1,083,028
Global Payments, Inc.	3,232	509,299
International Business Machines Corp.	4,960	689,093
Jack Henry & Associates, Inc. (b)	4,305	706,278
MasterCard, Inc. - Class A	1,828	635,559
Paychex, Inc.	6,696	752,965
PayPal Holdings, Inc. (a)	2,679	697,103
VeriSign, Inc. (a)	3,273	670,998
Visa, Inc. - Class A (b)	3,079	685,847
Total IT Services		9,668,122
Leisure Products - 0.3%
Hasbro, Inc.	6,834	609,729
Life Sciences Tools & Services - 0.8%
Bio-Techne Corp.	1,705	826,192
Illumina, Inc. (a)	1,694	687,103
Total Life Sciences Tools & Services		1,513,295
Machinery - 3.8%
Deere & Co.	1,743	584,027
Dover Corporation	4,766	741,113
Energy Recovery, Inc. (a)(b)	35,485	675,280
Hyliion Holdings Corp. (a)(b)	60,993	512,341
Illinois Tool Works, Inc.	2,948	609,145
Mueller Water Products, Inc. - Class A (b)	47,091	716,725
Parker-Hannifin Corp.	2,072	579,373
Watts Water Technologies, Inc. - Class A	5,490	922,815
Westinghouse Air Breaks Technologies Corp. (b)	8,237	710,112
Xylem, Inc.	6,206	767,558
Total Machinery		6,818,489
Media - 2.1%
Discovery, Inc. - Class A (a)(b)	14,974	380,040
John Wiley & Sons, Inc. - Class A (b)	12,054	629,339
Liberty Broadband Corp. - Class C (a)	4,334	748,482
New York Times Co. - Class A	12,871	634,154
Sirius XM Holdings, Inc. (b)	107,217	654,024
TEGNA, Inc.	34,811	686,473
Total Media		3,732,512

The accompanying notes are an integral part of these financial statements.

11

Etho Climate Leadership U.S. ETF

Schedule of Investments September 30, 2021 (Continued)

	Shares	Value
Metals & Mining - 0.4%
Compass Minerals International, Inc. (b)	10,532	$678,261
Multiline Retail - 0.5%
Kohl’s Corp.	10,987	517,378
Nordstrom, Inc. (a)	17,185	454,543
Total Multiline Retail		971,921
Personal Products - 0.4%
Estee Lauder Cos., Inc. - Class A	2,242	672,443
Pharmaceuticals - 2.1%
Bristol-Myers Squibb Co.	10,361	613,060
Catalent, Inc. (a)	6,180	822,372
Merck & Co, Inc.	8,545	641,815
Organon & Co.	849	27,839
Pfizer, Inc.	18,201	782,825
Zoetis, Inc.	4,141	803,934
Total Pharmaceuticals		3,691,845
Professional Services - 0.9%
Robert Half International, Inc.	8,382	840,966
Verisk Analytics, Inc.	3,690	738,996
Total Professional Services		1,579,962
Real Estate Investment Trusts (REITS) - 4.6%
AGNC Investment Corp. (b)	39,791	627,504
Annaly Capital Management, Inc. (b)	76,964	648,037
Camden Property Trust	5,947	877,004
Gladstone Land Corp.	35,853	816,373
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	11,651	623,095
Hudson Pacific Properties, Inc.	24,293	638,177
Prologis, Inc.	6,182	775,408
Public Storage, Inc.	2,661	790,583
Regency Centers Corp.	11,617	782,173
SBA Communications Corp.	2,350	776,840
UDR, Inc.	14,911	789,985
Total Real Estate Investment Trust (REITS)		8,145,179
Road & Rail - 2.6%
AMERCO	1,062	686,084
CSX Corp.	20,327	604,525
JB Hunt Transport Services, Inc.	3,880	648,814
Landstar System, Inc.	3,949	623,231
Lyft, Inc. - Class A (a)	10,300	551,977
Old Dominion Freight Line, Inc.	2,709	774,719
Ryder System, Inc.	8,691	718,833
Total Road & Rail		4,608,183

The accompanying notes are an integral part of these financial statements.

12

Etho Climate Leadership U.S. ETF

Schedule of Investments September 30, 2021 (Continued)

	Shares	Value
Semiconductors & Semiconductor Equipment - 7.1%
Advanced Micro Devices, Inc. (a)	8,290	$853,041
Analog Devices, Inc.	4,081	683,486
Applied Materials, Inc.	4,883	628,589
Cree, Inc. (a)(b)	6,018	485,833
Enphase Energy, Inc. (a)	4,012	601,680
First Solar, Inc. (a)(b)	7,454	711,559
KLA Corp.	1,976	660,992
Lam Research Corp.	1,094	622,650
NVIDIA Corp.	4,876	1,010,111
ON Semiconductor Corp. (a)	15,639	715,797
Power Integrations, Inc.	8,002	792,118
Qorvo, Inc. (a)	3,561	595,364
Qualcomm, Inc.	4,941	637,290
Rambus, Inc. (a)(b)	33,476	743,167
SunPower Corp. (a)(b)	19,456	441,262
Teradyne, Inc.	5,354	584,496
Texas Instruments, Inc.	3,469	666,776
Universal Display Corp.	2,751	470,311
Xilinx, Inc.	5,252	792,999
Total Semiconductors & Semiconductor Equipment		12,697,521
Software - 6.8%
Adobe Systems, Inc. (a)	1,367	787,009
Ansys, Inc. (a)	1,915	651,962
Autodesk, Inc. (a)	2,348	669,579
Cadence Design System, Inc. (a)	4,750	719,340
Dolby Laboratories, Inc. - Class A	6,613	581,944
FireEye, Inc. (a)	33,255	591,939
Intuit, Inc.	1,701	917,706
Microsoft Corp.	2,768	780,355
NCR Corp. (a)	17,148	664,656
Paycom Software, Inc. (a)(b)	1,758	871,528
salesforce.com, Inc. (a)	3,071	832,917
ServiceNow, Inc. (a)	1,300	808,951
Splunk, Inc. (a)	4,804	695,187
Tyler Technologies, Inc. (a)	1,532	702,652
VMware, Inc. - Class A (a)(b)	4,326	643,276
Workday, Inc. - Class A (a)	2,618	654,212
Zoom Video Communications, Inc. - Class A (a)	2,024	529,276
Total Software		12,102,489

The accompanying notes are an integral part of these financial statements.

13

Etho Climate Leadership U.S. ETF

Schedule of Investments September 30, 2021 (Continued)

	Shares	Value
Specialty Retail - 3.3%
Advance Auto Parts, Inc.	3,571	$745,946
Bath & Body Works, Inc.	10,554	665,219
Foot Locker, Inc.	11,623	530,706
Gap, Inc.	21,909	497,334
Lowe’s Cos., Inc.	3,438	697,433
Ross Stores, Inc.	5,444	592,579
TJX Cos., Inc.	9,887	652,344
Tractor Supply Co.	3,688	747,226
Victoria’s Secret & Co. (a)	3,511	194,018
Williams-Sonoma, Inc. (b)	3,648	646,900
Total Specialty Retail		5,969,705
Technology Hardware, Storage & Peripherals - 1.6%
3D Systems Corp. (a)(b)	23,717	653,878
Apple, Inc.	5,340	755,610
Hewlett Packard Enterprise Co. (b)	41,808	595,764
NetApp, Inc.	8,992	807,122
Total Technology Hardware, Storage & Peripherals		2,812,374
Thrifts & Mortgage Finance - 1.5%
Capitol Federal Financial, Inc.	50,733	582,922
New York Community Bancorp, Inc. (b)	52,604	677,013
TFS Financial Corp.	32,553	620,460
Washington Federal, Inc.	21,341	732,211
Total Thrifts & Mortgage Finance		2,612,606
Trading Companies & Distributors - 2.2%
Herc Holdings, Inc. (a)(b)	6,423	1,049,903
MSC Industrial Direct Co., Inc. - Class A	7,299	585,307
United Rentals, Inc. (a)	1,974	692,736
W.W. Grainger, Inc.	1,631	641,081
WESCO International, Inc. (a)	7,521	867,322
Total Trading Companies & Distributors		3,836,349
Water Utilities - 1.7%
American States Water Co.	8,656	740,261
American Water Works Co., Inc.	4,362	737,352
California Water Service Group (b)	11,611	684,236
Middlesex Water Co.	8,270	849,992
Total Water Utilities		3,011,841
Wireless Telecommunication Services - 0.4%
T-Mobile US, Inc. (a)	5,193	663,458
Total United States		176,553,775
TOTAL COMMON STOCKS (Cost $150,132,234)		177,259,392
INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLLATERAL - 18.1%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (c)	32,144,280	32,144,280
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL (Cost $32,144,280)

The accompanying notes are an integral part of these financial statements.

14

Etho Climate Leadership U.S. ETF

Schedule of Investments September 30, 2021 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
First American Government Obligations Fund - Class X, 0.03% (c)	736,522	$736,522
TOTAL SHORT-TERM INVESTMENTS (Cost $736,522)

Total Investments (Cost $183,013,036) - 118.0%		210,140,194
Liabilities in Excess of Other Assets - (18.0)%		(32,070,019)
TOTAL NET ASSETS - 100.0%		$178,070,175

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2021.
(c)	The rate shown is the annualized seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

15

Etho Climate Leadership U.S. ETF

STATEMENT OF ASSETS AND LIABILITIES As of September 30, 2021

Etho Climate Leadership U.S. ETF
ASSETS
Investments in securities, at value*	$210,140,194
Receivables:
Dividends and interest receivable	134,538
Securities lending income receivable	5,692
Total Assets	210,280,424

LIABILITIES
Collateral received for securities loaned (Note 7)	32,144,280
Payables:
Management fees payable	65,969
Total Liabilities	32,210,249
Net Assets	$178,070,175

NET ASSETS CONSIST OF:
Paid-in capital	$155,882,529
Total distributable earnings	22,187,646
Net Assets	$178,070,175
*Identified Cost:
Investments in securities	$183,013,036

Shares Outstanding^	3,000,000
Net Asset Value, Offering and Redemption Price per Share	$59.36

^   No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

16

Etho Climate Leadership U.S. ETF

STATEMENT OF OPERATIONS For the Year Ended September 30, 2021

Etho Climate Leadership U.S. ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign witholding tax of $687)	$1,674,859
Interest	168
Securities lending income	94,192
Total Investment Income	1,769,219

Expenses:
Management fees	646,551
Total Expenses	646,551
Net Investment Income	1,122,668

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated investments	440,033
Affiliated investments	(23,355)
In-Kind redemptions	24,384,185
Net Realized Gain on Investments and In-Kind Redemptions	24,800,863
Net Change in Unrealized Appreciation/Depreciation of:
Unaffiliated investments	9,190,245
Affiliated investments	23,606
Net Change in Unrealized Appreciation/Depreciation of Investments	9,213,851
Net Realized and Unrealized Gain on Investments	34,014,714
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,137,382

The accompanying notes are an integral part of these financial statements.

17

Etho Climate Leadership U.S. ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
OPERATIONS
Net investment income	$1,122,668	$746,997
Net realized gain (loss) on investments and In-Kind Redemptions	24,800,863	(4,238,356)
Net change in unrealized appreciation/depreciation of investments	9,213,851	12,770,763
Net increase in net assets resulting from operations	35,137,382	9,279,404
DISTRIBUTIONS TO SHAREHOLDERS Total Distributions to Shareholders	(1,179,000)	(660,500)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	53,551,110	28,510,725
Net increase in net assets	87,509,492	37,129,629
NET ASSETS
Beginning of Year	90,560,683	53,431,054
End of Year	$178,070,175	$90,560,683

Summary of share transactions is as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	2,100,000	$120,572,535	800,000	$32,325,825
Shares Redeemed	(1,150,000)	(67,021,425)	(100,000)	(3,815,100)
Net Transactions in Fund Shares	950,000	$53,551,110	700,000	$28,510,725
Beginning Shares	2,050,000		1,350,000
Ending Shares	3,000,000		2,050,000

The accompanying notes are an integral part of these financial statements.

18

Etho Climate Leadership U.S. ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net Asset Value, Beginning of Year	$44.18	$39.58	$37.50	$32.01	$27.00
Income from Investment Operations:
Net Investment Income [1]	0.47	0.41	0.33	0.29	0.31
Net realized and unrealized gain (loss) on investments	15.17	4.54	2.08	5.51	5.09
Total from investment operations	15.64	4.95	2.41	5.80	5.40
Less Distributions:
From net investment income	(0.46)	(0.35)	(0.33)	(0.29)	(0.25)
From net realized gains	—	—	—	(0.02)	(0.14)
Total distributions	(0.46)	(0.35)	(0.33)	(0.31)	(0.39)
Net asset value, end of year	$59.36	$44.18	$39.58	$37.50	$32.01
Total Return	35.48%	12.59%	6.53%	18.16%	20.14%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$178,070	$90,561	$53,431	$35,627	$19,208
Expenses to Average Net Assets	0.45%	0.45%	0.45%	0.45%	0.45%
Net Investment Income to Average Net Assets	0.83%	1.00%	0.88%	0.82%	1.03%
Portfolio Turnover Rate	45%	37%	41%	19%	45%

1 Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

19

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS September 30, 2021

NOTE 1 – ORGANIZATION

Etho Climate Leadership U.S. ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index – U.S. (“the Index”). The Fund commenced operations on November 18, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (“SEC”). For more information about the underlying fund’s operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

20

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

A.

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2021, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

21

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

The following table presents a summary of the inputs used to value the Fund’s net assets as of September 30, 2021:

Etho Climate Leadership U.S. ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$177,259,392	$—	$—	$177,259,392
Short-Term Investments	736,522	—	—	736,522
Investments Purchased with Securities Lending Collateral*	—	—	—	32,144,280
Total Investments in Securities	$177,995,914	$—	$—	$210,140,194

^ See Schedule of Investments for classifications by sector or country.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.

Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

22

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

D.

Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid by the Fund on a quarterly basis. Distributions to shareholders from net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.

Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding by the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Etho Climate Leadership U.S. ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

23

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

NOTE 4 – MANAGEMENT AND CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of 0.45% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate, ETFMG Financial, LLC, to serve as distributor to the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

24

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

The Advisor has entered into an Agreement with Etho Capital, LLC (“Etho”), under which Etho agrees to sublicense the use of the Underlying Index to the Advisor. Etho also provides marketing support for the Fund. Etho does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment Advisor to the Fund.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b- 1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2021, the Fund did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2021:

	Purchases	Sales
Etho Climate Leadership U.S. ETF	$63,492,922	$66,919,631

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2021:

	Purchases In-Kind	Sales In-Kind
Etho Climate Leadership U.S. ETF	$118,985,516	$64,821,075

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in- kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders. There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2021.

25

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies, in which the Fund may invest cash collateral, can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of September 30, 2021, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
Etho Climate Leadership U.S. ETF	$31,184,329	$32,144,280

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio as shown on the Schedule of Investments, an investment with an overnight and continuous maturity.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2021 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Etho Climate Leadership U.S. ETF	$183,876,941	$34,421,633	$(8,158,380)	$26,263,253

26

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
Etho Climate Leadership U.S. ETF	$31,915	$—	$31,915	$(4,107,522)	$22,187,646

As of September 30, 2021, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
Etho Climate Leadership U.S. ETF	$(4,107,522)	$—	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2021.

	Late Year Ordinary Loss	Post-October Capital Loss
Etho Climate Leadership U.S. ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2021, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
Etho Climate Leadership U.S. ETF	$(24,015,823)	$24,015,823

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2021 and September 30, 2020 are as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
Etho Climate Leadership U.S. ETF	$1,179,000	$—	$660,500	$—

27

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (Continued)

NOTE 9 – INVESTMENTS IN AFFILIATES

Etho Climate Leadership U.S. ETF owned the following company during the year ended September 30, 2021. ETFMG Sit Ultra Short ETF was deemed to be an affiliate of the Fund as defined by the 1940 Act during the year ended September 30, 2021, however was no longer held as of September 30, 2021. Transactions during the period in this security was as follows:

Security Name	Value, at September 30, 2020	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value, at September 30, 2021	Ending Shares
ETFMG Sit Ultra Short ETF	$2,489,250	$—	$2,489,501	$(23,355)	$23,606	$—	$—	$—

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims. The PureShares action was dismissed without prejudice by way of stipulation filed on February 14, 2020.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv -08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest (the “Judgment”). The Court also denied Plaintiff’s requests for punitive damages and equitable relief. ETFMG filed a Notice of Appeal from the Judgment in the United States Court of Appeals for the Second Circuit on January 19, 2021, Docket No. 20-300.

On October 28, 2021, Nasdaq and ETFMG entered into a Judgment Payment Agreement, which satisfied the Judgment. On November 1, 2021, Nasdaq recorded a Satisfaction of Judgment with the United States District Court for the Southern District of New York reflecting that the Judgment was paid in full, and ETFMG withdrew its appeal of the Judgment with prejudice before the United States Court of Appeals for the Second Circuit. PureShares is not a direct party to the Judgment Payment Agreement. ETFMG, however, believes PureShares’ claims in the New Jersey case, if reinstituted, would substantially overlap with those asserted on its behalf by Nasdaq that resulted in the Judgment, which has been satisfied.

The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Except as disclosed in Note 10, this evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Financial Statements.

28

Etho Climate Leadership U.S. ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of Etho Climate Leadership U.S. ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Etho Climate Leadership U.S. ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, New York

November 29, 2021

29

Etho Climate Leadership U.S. ETF

Expense Example Six Months Ended September 30, 2021 (Unaudited)

As a shareholder of Etho Climate Leadership U.S. ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Etho Climate Leadership U.S. ETF

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During the Period^	Annualized Expense Ratio During Period April 1, 2021 to September 30, 2021
Actual	$1,000.00	$1,043.00	$2.30	0.45%
Hypothetical (5% annual)	$1,000.00	$1,022.81	$2.28	0.45%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the period from April 1, 2021 to September 30, 2021).

30

Etho Climate Leadership U.S. ETF

SUPPLEMENTARY INFORMATION September 30, 2020 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.ethoetf.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
Etho Climate Leadership U.S. ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was as follows:

Fund Name	DRD
Etho Climate Leadership U.S. ETF	100.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
Etho Climate Leadership U.S. ETF	0.00%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov), the Fund’s website (www.ethoetf.com) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on the Fund’s website at www.ethoetf.com daily.

NOTE 4 - INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.ethoetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.ethoetf.com. Read the prospectus carefully before investing.

31

Etho Climate Leadership U.S. ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator).	17	None
John A. Flanagan, (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).

			n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)

Chief Compliance Officer of ETFMG Financial LLC (since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).

			n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016).

			n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

32

Etho Climate Leadership U.S. ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None

Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	17	None

33

Etho Climate Leadership U.S. ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)            The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)            The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)   The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)   The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S -P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

34

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund
Services 615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual

Report

September 30, 2021

AI Powered Equity ETF

Ticker: AIEQ

The fund is a series of ETF Managers Trust.

AI Powered Equity ETF

September 30, 2021

AI Powered Equity ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the AI Powered Equity Exchange-Traded Fund (“AIEQ” or the “Fund”). The following information pertains to the fiscal period from October 1, 2020 to September 30, 2021.

The AI Powered Equity ETF is actively managed and seeks capital appreciation. Over the fiscal period, the total return for the Fund was 34.00%, while the total return for its benchmark, the S&P 500 Index, was 30.00%. The best performers in the Fund on the basis of contribution to return were Alphabet Inc.-Cl A, Tesla Inc., Applied Materials Inc., Roku Inc. and Zscaler Inc., while the worst performers were Guardant Health Inc., Plug Power Inc., Boston Beer Company Inc.-A, Twist Bioscience Corp. and Pinterest Inc.- Class A.

During the reporting period, the Fund saw an average approximate allocation of 12.5% to Software, 9.6% to Semiconductors & Semiconductor Equipment, 6.7% to Biotechnology & Services and 4.7% to Interactive Media & Services. The Fund invests in the United States.

AIEQ invests primarily in equity securities listed on a U.S. exchange based on the results of a proprietary, quantitative model developed by EquBot LLC that runs on the Watson™ platform. Each day, the EquBot Model ranks each company based on the probability of the company benefiting from current economic conditions, trends, and world events and identifies approximately 30 to 150 companies with the greatest potential over the next twelve months for appreciation and weights those companies to seek a level of volatility comparable to that of the broader U.S. equity market. EquBot, the Fund’s sub-adviser, is a technology based company focused on applying artificial intelligence (“AI”) based solutions to investment analyses.

You can find further details about AIEQ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

2

AI Powered Equity ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2021	1 Year Return	3 Year Return	Since Inception (10/17/17)	Value of $10,000 (9/30/2021)
AI Powered Equity ETF (NAV)	34.00%	15.57%	16.51%	$18,297
AI Powered Equity ETF (Market)	34.15%	15.40%	16.41%	$18,235
S&P 500 Index	30.00%	15.99%	16.19%	$18,100

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 17, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

3

AI Powered Equity ETF

Top Ten Holdings as of September 30, 2021 (Unaudited)*

		% of Total
	Security	Investments
1	Apple, Inc.	6.28%
2	Microsoft Corp.	5.85%
3	Alphabet, Inc. - Class A	3.54%
4	Amazon.com, Inc.	3.15%
5	Twitter, Inc.	2.80%
6	Advanced Micro Devices, Inc.	2.44%
7	Costco Wholesale Corp.	2.30%
8	Medical Properties Trust, Inc.	2.23%
9	Snap, Inc. - Class A	2.12%
10	Penumbra, Inc.	2.04%

Top Ten Holdings = 32.75% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

4

AI Powered Equity ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

AIEQ

The AI Powered Equity Technology ETF (the “Fund”) seeks long-term capital appreciation within risk constraints commensurate with broad market US equity indices.

The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

The Fund is actively-managed and may not meet its investment objective based on the success or failure of the Equbot Model to identify investment opportunities. Fund holdings are subject to change. For full holdings information, please visit www.etfmg.com.

The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the fund. Equbot LLC serves as the sub-advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Equbot.

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

5

AI Powered Equity ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2021 (Unaudited)

AI Powered Equity ETF
As a percent of Net Assets:
Ireland	3.6%
Luxembourg	0.1
Marshall Islands	0.3
United Kingdom	0.1
United States	95.1
Rights	0.0*
Short-Term and other Net Assets (Liabilities)	0.8
100.0%

*Amount is less than 0.05%.

6

AI Powered Equity ETF

Schedule of Investments

September 30, 2021

	Shares	Value
COMMON STOCKS - 99.2%
Ireland - 3.6%
Biotechnology - 1.8%
Prothena Corp PLC (a)	43,230	$3,079,272
Building Products - 1.0%
Johnson Controls International PLC	25,218	1,716,841
Pharmaceuticals - 0.8%
Endo International PLC (a)	394,156	1,277,066
Total Ireland		6,073,179

Luxembourg - 0.1%
Chemicals - 0.1%
Trinseo SA	3,377	182,290

Marshall Islands - 0.3%
Marine - 0.3%
Safe Bulkers, Inc. (a)	90,749	469,172

United Kingdom - 0.1%
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	12,831	238,785

United States - 95.1%
Aerospace & Defense - 1.1%
Hexcel Corp. (a)(b)	32,169	1,910,517
Automobiles - 1.0%
Tesla, Inc. (a)	2,173	1,685,118
Banks - 1.6%
Customers Bancorp, Inc. (a)	22,120	951,602
Huntington Bancshares, Inc.	46,250	715,025
Umpqua Holdings Corp.	47,281	957,441
Total Banks		2,624,068
Biotechnology - 2.1%
G1 Therapeutics, Inc. (a)(b)	43,446	583,045
Moderna, Inc. (a)	6,524	2,510,827
Verastem, Inc. (a)	120,094	369,890
Total Biotechnology		3,463,762
Capital Markets - 2.1%
Artisan Partners Asset Management, Inc. - Class A	16,244	794,656
Focus Financial Partners, Inc. - Class A (a)	30,936	1,620,118
MSCI, Inc.	1,879	1,143,071
Total Capital Markets		3,557,845
Chemicals - 0.5%
Amyris, Inc. (a)(b)	16,339	224,334
Intrepid Potash, Inc. (a)	20,886	645,378
Total Chemicals		869,712

The accompanying notes are an integral part of these financial statements.

7

AI Powered Equity ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Commercial Services & Supplies - 0.3%
Copart, Inc. (a)	3,936	$546,002
Diversified Financial Services - 0.0% (e)
GWG Holdings, Inc. (a)	301	3,010
Diversified Telecommunication Services - 0.4%
Lumen Technologies, Inc.	55,613	689,045
Electrical Equipment - 0.3%
FuelCell Energy, Inc. (a)	70,806	473,692
Entertainment - 1.9%
Roku, Inc. (a)	10,334	3,238,159
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	10,036	4,509,676
Food Products - 0.9%
Seneca Foods Corp. - Class A (a)	30,667	1,478,763
Health Care Equipment & Supplies - 5.2%
DexCom, Inc. (a)	4,326	2,365,716
Heska Corp. (a)(b)	4,037	1,043,726
Penumbra, Inc. (a)(b)	15,018	4,002,298
Tandem Diabetes Care, Inc. (a)(b)	11,417	1,362,961
Total Health Care Equipment & Supplies		8,774,701
Health Care Providers & Services - 0.4%
Acadia Healthcare Co., Inc. (a)	11,212	715,101
Health Care Technology - 1.2%
Inspire Medical Systems, Inc. (a)	6,311	1,469,706
Omnicell, Inc. (a)(b)	3,870	574,424
Total Health Care Technology		2,044,130
Hotels, Restaurants & Leisure - 1.6%
Accel Entertainment, Inc. (a)	11,227	136,296
MGM Resorts International	5,624	242,676
Red Rock Resorts, Inc. - Class A (a)	21,651	1,108,964
Ruth’s Hospitality Group, Inc. (a)	58,256	1,206,481
Total Hotels, Restaurants & Leisure		2,694,417
Household Durables - 0.8%
Skyline Champion Corp. (a)	21,499	1,291,230
Insurance - 1.5%
Prudential Financial, Inc.	11,458	1,205,381
RLI Corp.	5,113	512,681
State Auto Financial Corp.	16,080	819,276
Total Insurance		2,537,338
Interactive Media & Services - 9.9%
Alphabet, Inc. - Class A (a)	2,598	6,945,806
Snap, Inc. - Class A (a)(b)	56,204	4,151,789
Twitter, Inc. (a)	90,754	5,480,634
Total Interactive Media & Services		16,578,229
Internet & Direct Marketing Retail - 3.7%
Amazon.com, Inc. (a)	1,883	6,185,730

The accompanying notes are an integral part of these financial statements.

8

AI Powered Equity ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
IT Services - 3.5%
Cloudflare, Inc. - Class A (a)	8,038	$905,481
Snowflake, Inc. - Class A (a)	6,866	2,076,484
Square, Inc. - Class A (a)(b)	12,291	2,947,874
Total IT Services		5,929,839
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc.	1,758	1,004,398
Machinery - 1.5%
AGCO Corp.	19,830	2,429,771
Multiline Retail - 0.9%
Dollar General Corporation	7,042	1,493,890
Oil, Gas & Consumable Fuels - 4.0%
Aemetis, Inc. (a)(b)	164,762	3,011,849
Antero Midstream Corp. (b)	53,670	559,241
Comstock Resources, Inc. (a)	59,062	611,292
Kosmos Energy, Ltd. (a)(b)	319,010	944,270
W&T Offshore, Inc. (a)(b)	407,131	1,514,527
Total Oil, Gas & Consumable Fuels		6,641,179
Pharmaceuticals - 0.9%
Johnson & Johnson	2,716	438,634
Marinus Pharmaceuticals, Inc. (a)	89,395	1,017,315
Total Pharmaceuticals		1,455,949
Professional Services - 0.9%
CACI International, Inc. - Class A (a)	701	183,732
Upwork, Inc. (a)(b)	30,128	1,356,664
Total Professional Services		1,540,396
Real Estate Investment Trusts (REITs) - 13.5%
American Campus Communities, Inc.	20,251	981,161
Apartment Investment and Management Co. - Class A	397,516	2,722,985
Ashford Hospitality Trust, Inc. (a)	64,237	945,569
Highwoods Properties, Inc.	21,818	956,937
Independence Realty Trust, Inc.	75,434	1,535,082
Ladder Capital Corp.	34,520	381,446
Medical Properties Trust, Inc.	217,659	4,368,415
PotlatchDeltic Corp.	15,229	785,512
Preferred Apartment Communities, Inc.	35,183	430,288
Regency Centers Corp.	22,686	1,527,448
Ryman Hospitality Properties, Inc. (a)	18,470	1,545,939
SL Green Realty Corp. (b)	18,869	1,336,680
Sunstone Hotel Investors, Inc. (a)	135,808	1,621,548
UDR, Inc.	29,571	1,566,672
Urstadt Biddle Properties, Inc. - Class A (b)	102,320	1,936,918
Total Real Estate Investment Trusts (REITs)		22,642,600

The accompanying notes are an integral part of these financial statements.

9

AI Powered Equity ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
Semiconductors & Semiconductor Equipment - 7.0%
Advanced Micro Devices, Inc. (a)	46,423	$4,776,927
Entegris, Inc.	5,102	642,342
FormFactor, Inc. (a)	17,080	637,596
Impinj, Inc. (a)	7,946	453,955
KLA Corp.	2,453	820,553
Lattice Semiconductor Corp. (a)	24,947	1,612,824
MACOM Technology Solutions Holdings, Inc. (a)(b)	14,013	909,023
ON Semiconductor Corp. (a)	24,130	1,104,430
Synaptics, Inc. (a)	2,898	520,858
Xilinx, Inc.	2,059	310,888
Total Semiconductors & Semiconductor Equipment		11,789,396
Software - 10.9%
Avalara, Inc. (a)	7,209	1,259,917
Blackline, Inc. (a)(b)	3,627	428,204
Fortinet, Inc. (a)	1,362	397,758
Manhattan Associates, Inc. (a)	4,767	729,494
Microsoft Corp.	40,693	11,472,170
Palo Alto Networks, Inc. (a)	4,173	1,998,867
Tenable Holdings, Inc. (a)	23,343	1,077,046
Vonage Holdings Corp. (a)	56,270	907,072
Zoom Video Communications, Inc. - Class A (a)	13	3,400
Total Software		18,273,928
Specialty Retail - 2.4%
AutoNation, Inc. (a)(b)	24,858	3,026,710
Floor & Decor Holdings, Inc. - Class A (a)	5,640	681,256
MarineMax, Inc. (a)(b)	5,525	268,073
Total Specialty Retail		3,976,039
Technology Hardware, Storage & Peripherals - 7.5%
Apple, Inc.	86,960	12,304,840
Avid Technology, Inc. (a)(b)	7,595	219,647
Total Technology Hardware, Storage & Peripherals		12,524,487
Textiles, Apparel & Luxury Goods - 0.5%
Crocs, Inc. (a)(b)	5,965	855,858
Thrifts & Mortgage Finance - 1.0%
New York Community Bancorp, Inc. (b)	103,997	1,338,442
NMI Holdings, Inc. - Class A (a)	12,915	292,008
Total Thrifts & Mortgage Finance		1,630,450
Trading Companies & Distributors - 0.8%
Rush Enterprises, Inc. - Class A	26,814	1,210,920
Transcat, Inc. (a)	500	32,240
Total Trading Companies & Distributors		1,243,160
Total United States		159,301,585
TOTAL COMMON STOCKS (Cost $163,988,770)		166,265,011

The accompanying notes are an integral part of these financial statements.

10

AI Powered Equity ETF

Schedule of Investments

September 30, 2021 (Continued)

	Shares	Value
RIGHTS - 0.0% (e)
NewStar Financial, Inc. (a)(c)	115,783	$—
TOTAL RIGHTS (Cost $0)

INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 14.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (d)	23,781,690	23,781,690
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLATTERAL (Cost $23,781,690)

SHORT-TERM INVESTMENTS - 3.6%
Money Market Funds - 3.6%
First American Government Obligations Fund - Class X, 0.03% (d)	6,039,541	6,039,541
TOTAL SHORT-TERM INVESTMENTS (Cost $6,039,541)

Total Investments (Cost $193,810,001) - 117.0%		196,086,242
Liabilities in Excess of Other Assets - (17.0)%		(28,523,889)
TOTAL NET ASSETS - 100.0%		$167,562,353

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2021.
(c)	Value determined using significant unobservable inputs. The value of this security totals $0, which represents 0.00% of total net assets. Classified as Level 3 in the fair value hierarchy.
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Amount is less than 0.05%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

11

AI Powered Equity ETF

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2021

AI Powered Equity ETF
ASSETS
Investments in securities, at value*	$196,086,242
Cash	523
Receivables:
Dividends and interest receivable	63,651
Securities lending income receivable	2,721
Receivable for investments sold	17,949,284
Total Assets	214,102,421

LIABILITIES
Collateral received for securities loaned (Note 7)	23,781,690
Payables:
Payable for investments purchased	22,650,098
Unitary fees payable	108,280
Total Liabilities	46,540,068
Net Assets	$167,562,353

NET ASSETS CONSIST OF:
Paid-in Capital	$164,769,200
Total distributable earnings	2,793,153
Net Assets	$167,562,353

*Identified Cost:
Investments in securities	$193,810,001

Shares Outstanding^	4,075,000
Net Asset Value, Offering and Redemption Price per Share	$41.12

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

12

AI Powered Equity ETF

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2021

AI Powered Equity ETF
INVESTMENT INCOME
Income:
Dividends from investments (net of foreign withholdings tax of $850)	$856,114
Interest	459
Securities lending income	76,837
Total Investment Income	933,410

Expenses:
Unitary fees	1,082,993
Total Expenses	1,082,993
Net Investment Loss	(149,583)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
Investments	10,284,520
In-Kind Redemptions	36,985,044
Net Realized Gain on Investments and In-Kind Redemptions	47,269,564
Net Change in Unrealized Appreciation/Depreciation of:
Investments	(13,078,850)
Net Change in Unrealized Appreciation/Depreciation of Investments	(13,078,850)
Net Realized and Unrealized Gain on Investments	34,190,714
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,041,131

The accompanying notes are an integral part of these financial statements.

13

AI Powered Equity ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020

OPERATIONS
Net investment income (loss)	$(149,583)	$489,250
Net realized gain on investments and in-kind redemptions	47,269,564	1,987,116
Net change in unrealized appreciation/depreciation of investments	(13,078,850)	12,344,307
Net increase in net assets resulting from operations	34,041,131	14,820,673

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(145,000)	(446,750)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	40,733,047	(36,014,002)
Net increase (decrease) in net assets	74,629,178	(21,640,079)

NET ASSETS
Beginning of Year	92,933,175	114,573,254
End of Year	$167,562,353	$92,933,175

Summary of share transactions is as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	7,000,000	$282,430,807	175,000	$5,278,763
Shares Redeemed	(5,950,000)	(241,697,760)	(1,525,000)	(41,292,765)
Net Transactions in Fund Shares	1,050,000	$40,733,047	(1,350,000)	$(36,014,002)

Beginning Shares	3,025,000		4,375,000
Ending Shares	4,075,000		3,025,000

The accompanying notes are an integral part of these financial statements.

14

AI Powered Equity ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Period Ended September 30, 2018[1]

Net Asset Value, Beginning of Year/Period	$30.72	$26.19	$29.50	$25.00
Income from Investment Operations:
Net investment income (loss) [2]	(0.03)	0.14	0.16	0.14
Net realized and unrealized gain (loss) on Investments	10.47	4.52	(1.41)	4.49
Total from investment operations	10.44	4.66	(1.25)	4.63
Less Distributions:
Distributions from net investment income	(0.04)	(0.13)	(0.17)	(0.12)
Net realized gains	—	—	(1.89)	(0.01)
Total distributions	(0.04)	(0.13)	(2.06)	(0.13)
Net asset value, end of year/period	$41.12	$30.72	$26.19	$29.50
Total Return	34.00%	17.94%	-2.32%	18.53%[3]

Ratios/Supplemental Data:
Net Assets at end of year/period (000’s)	$167,562	$92,933	$114,573	$206,472

Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	-0.09%	0.49%	0.64%	0.52%[4]
Portfolio Turnover Rate	540%	239%	129%	260%[3]

[1]	Commencement of operations on October 17, 2017.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

15

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

NOTE 1 – ORGANIZATION

The AI Powered Equity ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is capital appreciation. The Fund commenced operations on October 17, 2017.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participant”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR for this reporting period, which is filed with the U.S. Securities and Exchange Commission (“SEC”). For more information about the underlying Fund’s operations and policies, please refer to those fund’s semiannual and annual reports, which are filed with the SEC.

A.

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

16

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2021, the Fund held one fair valued security. More detail about this security can be found in the Schedule of Investments.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

17

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The following table presents a summary of the Fund’s investments in securities, at fair value, as of September 30, 2021:

AI Powered Equity ETF

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$166,265,011	$—	$—		$166,265,011
Rights	—	—	—	(1)	—
Short-Term Investments	6,039,541	—	—		6,039,541
Investments Purchased with Securities Lending Collateral*	—	—	—		23,781,690
Total Investments in Securities	$172,304,552	$—	$—		$196,086,242

(1) Includes a security valued at $0.

The AI Powered Equity ETF held a Level 3 security at the end of the year. The security classified as Level 3 is deemed immaterial.

^ For further information regarding security characteristics, see the Schedule of Investments.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.

Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2021, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

18

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

D.

 Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid for the Fund on a quarterly basis. Net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the AI Powered Equity ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

19

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s implementation of the EquBot Model is inaccurate or incomplete, the Fund may not perform as expected and your investment could lose value over short or long-term periods. Additionally, the Adviser has not previously managed a Fund whose strategy relies on the use of AI, which may create additional risks for the Fund.

Market Trading Risk. An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Models and Data Risk. The Fund relies heavily on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

Non- Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

Real Estate Investment Trust (“REIT”) Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Smaller Companies Risk. Smaller companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

20

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Adviser”), serves as the investment Adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Adviser has overall responsibility for the general management and administration of the Fund and arranges for sub-Advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Adviser bears the costs of all Advisory and non-Advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Adviser at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has an agreement with, and is dependent on, a third party to pay the Fund’s expenses in excess of 0.75% of the Fund’s average daily net assets. Additionally, under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an Agreement with its affiliate, ETFMG Financial, LLC, to serve as distributor the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

EquBot, LLC serves as the sub-adviser to the Fund (the “Sub-Adviser”) and provides investment advice using the EquBot Model to the Adviser and the Fund. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund. The Sub-Adviser also provides marketing support for the Fund.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Adviser compensates the Administrator for these services under an administration agreement between the two entities.

21

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The Adviser pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b- 1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of the Fund’s daily average net assets. For the year ended September 30, 2021, the Fund did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2021:

	Purchases	Sales
AI Powered Equity ETF	$753,407,959	$749,606,938

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2021:

	Purchases In-Kind	Sales In-Kind
AI Powered Equity ETF	$273,474,816	$237,293,752

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in- kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2021.

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies, in which the Fund may invest cash collateral, can be expected to incur fees and expenses for operations, such as investment Advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

22

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

As of September 30, 2021, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
AI Powered Equity ETF	$23,254,430	$23,781,690

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2021 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AI Powered Equity ETF	$195,964,868	$6,522,605	$(6,401,231)	$121,374

	Undistributed Ordinary Income	Undistributed Long-term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulate Gain d
AI Powered Equity ETF	$—	$2,903,650	$2,903,650	$(231,871)	$2,793,153

As of September 30, 2021, the Fund had accumulated capital loss carryovers of:

	Capital Loss	Capital Loss
	Carryover	Carryover
	ST	LT	Expires
AI Powered Equity ETF	None	None	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2021.

23

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

	Late Year	Post-October
AI Powered Equity ETF	Ordinary Loss	Capital Loss
	(231,871)	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2021, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
AI Powered Equity ETF	$(34,511,090)	$34,511,090

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2021 and September 30, 2020 are as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
AI Powered Equity ETF	$145,000	$—	$446,750	$—

NOTE 9 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims. The PureShares action was dismissed without prejudice by way of stipulation filed on February 14, 2020.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv -08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest (the “Judgment”). The Court also denied Plaintiff’s requests for punitive damages and equitable relief. ETFMG filed a Notice of Appeal from the Judgment in the United States Court of Appeals for the Second Circuit on January 19, 2021, Docket No. 20-300.

On October 28, 2021, Nasdaq and ETFMG entered into a Judgment Payment Agreement, which satisfied the Judgment. On November 1, 2021, Nasdaq recorded a Satisfaction of Judgment with the United States District Court for the Southern District of New York reflecting that the Judgment was paid in full, and ETFMG withdrew its appeal of the Judgment with prejudice before the United States Court of Appeals for the Second Circuit. PureShares is not a direct party to the Judgment Payment Agreement. ETFMG, however, believes PureShares’ claims in the New Jersey case, if reinstituted, would substantially overlap with those asserted on its behalf by Nasdaq that resulted in the Judgment, which has been satisfied.

24

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (Continued)

The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Except as disclosed in Note 9, this evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

.

25

AI Powered Equity ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of AI Powered Equity ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AI Powered Equity ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2021

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AI Powered Equity ETF

Expense Example

Six Months Ended September 30, 2021 (Unaudited)

As a shareholder of AI Powered Equity ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

AI Powered Equity ETF	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During the Period^	Annualized Expense Ratio During Period April 1, 2021 to September 30, 2021
Actual	$1,000.00	$1,076.60	$3.90	0.75%

Hypothetical (5% annual)	$1,000.00	$1,021.31	$3.80	0.75%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the period from April 1, 2021 to September 30, 2021).

.

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AI Powered Equity ETF

SUPPLEMENTARY INFORMATION

September 30, 2021 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.aieqetf.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
AI Powered Equity ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was as follows:

Fund Name	DRD
AI Powered Equity ETF	100.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
AI Powered Equity ETF	0.00%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov), the Fund’s website (www.aieqetf.com) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on its website at www.aieqetf.com daily.

NOTE 4 - INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1 -844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.aieqetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.aieqetf.com. Read the prospectus carefully before investing.

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AI Powered Equity ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012- 2014) (commodity pool operator).	17	None
John A. Flanagan, (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).

			n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)

Chief Compliance Officer of ETFMG Financial LLC (since 2017); Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).

			n/a	n/a
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016).

			n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

29

AI Powered Equity ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	17	None
Eric Wiegel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	17	None

30

AI Powered Equity ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)  The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)  The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

31

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith

Item 3. Audit Committee Financial Expert.

The Board believes that the collective knowledge and experience of the members of the audit committee enable the committee to provide appropriate oversight given the Trust’s level of financial complexity. In addition, the Board notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2021	FYE 9/30/2020
Audit Fees	$351,200	$261,100
Audit-Related Fees	N/A	N/A
Tax Fees	$60,400	$46,850
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by WithumSmith+Brown, PC applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2021	FYE 9/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, consisting solely of independent trustees, are Mr. Eric Weigel and Mr. Terry Loebs.

(b)	Not Applicable.

Item 6. Investments.

a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer/Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Managers Trust

By (Signature and Title)*      /s/ Samuel Masucci III
           Samuel Masucci III, Principal Executive Officer

Date       12/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Samuel Masucci III
           Samuel Masucci III, Principal Executive Officer

Date       12/8/2021

By (Signature and Title)*     /s/ John Flanagan
  John Flanagan, Principal Financial Officer/Treasurer

Date       12/8/2021

* Print the name and title of each signing officer under his or her signature.